AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION — April 13, 2011
SECURITIES ACT OF 1933 REGISTRATION NO. 2-25483
INVESTMENT COMPANY ACT OF 1940 REGISTRATION NO. 811-1402

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-3
REGISTRATION STATEMENT
UNDER THE
SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 62	☑

AND
REGISTRATION STATEMENT
UNDER THE
INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 42	☑
(CHECK APPROPRIATE BOX OR BOXES.)

CONTINENTAL ASSURANCE COMPANY
SEPARATE ACCOUNT (B)
(EXACT NAME OF REGISTRANT)

CONTINENTAL ASSURANCE COMPANY
(NAME OF INSURANCE COMPANY)

333 SOUTH WABASH AVENUE, CHICAGO, ILLINOIS	60604
(ADDRESS OF INSURANCE COMPANY’S	(ZIP CODE)
PRINCIPAL EXECUTIVE OFFICES)
INSURANCE COMPANY’S TELEPHONE NUMBER, INCLUDING AREA CODE: (312) 822-4921

LYNNE GUGENHEIM
CONTINENTAL ASSURANCE COMPANY
333 SOUTH WABASH AVENUE
CHICAGO, ILLINOIS 60604
LYNNE.GUGENHEIM@CNA.COM
(NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
☑	IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485

☐	ON (DATE) PURSUANT TO PARAGRAPH (b) OF RULE 485

☐	60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1) OF RULE 485

☐	ON (DATE) PURSUANT TO PARAGRAPH (a)(1) OF RULE 485

☐	75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

☐	ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485.
IF APPROPRIATE, CHECK THE FOLLOWING BOX:
☐	THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.
TITLE OF SECURITIES BEING REGISTERED: GROUP VARIABLE ANNUITY CONTRACTS

PROSPECTUS GROUP VARIABLE ANNUITY CONTRACTS
The group variable annuity contracts described in this prospectus provide tax deferred annuities for employees of public schools and certain tax-exempt organizations. You may participate in these contracts by investing in Continental Assurance Company Separate Account (B), a separate account created by Continental Assurance Company. We will place all Purchase Payments that you make under a contract, after the deduction of initial charges, in Separate Account (B).
Separate Account (B) invests its assets primarily in common stocks and securities convertible into common stocks. The primary investment objective of the separate account is the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is only a secondary objective. Continental Assurance Company acts as investment adviser to Separate Account (B). CNA Investor Services, Inc., an affiliate of Continental Assurance Company, acts as the principal underwriter for Separate Account (B).
Group variable annuity contracts involve risks, including the possible loss of principal, and are not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution. The contracts are not federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency.
Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the separate account and the group variable annuity contracts that you need before making a Purchase Payment under a contract.
To learn more about Separate Account (B) and the contracts offered by this prospectus, you can obtain a copy of the Statement of Additional Information dated April 13, 2011. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The table of contents of the Statement of Additional Information appears on page 30 of this prospectus. For a free copy of the Statement of Additional Information, the annual report, the semi-annual report, to request other information about Separate Account (B) or to make Participant inquiries, please call or write us at:
Continental Assurance Company
Attn: Pension Client Services – 42nd Floor
333 South Wabash Avenue
Chicago, Illinois 60604
Telephone: (800) 351-3001
Website: www.cna.com/sab/
Internet e-mail: sab@cna.com
In addition, the SEC maintains a website (www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information about Separate Account (B). Links to these websites are also available through Separate Account (B)’s website.
The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)
Dated: April 13, 2011

You should rely only on the information contained in this prospectus and in the Statement of Additional Information. Neither Continental Assurance Company nor Separate Account (B) has authorized anyone to provide you with information that is different from that which is set forth in this prospectus and in the Statement of Additional Information. This prospectus is not an offer to sell these securities and is not a solicitation for an offer to buy these securities in any jurisdiction where such offer or sale is not permitted, in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

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SUMMARY
Because this is only a summary, it does not contain all the information that may be important to you. You should read the entire prospectus before deciding to invest in a Contract. Some of the technical terms used in this prospectus are defined in the Glossary beginning on page 31.
Group Variable Annuity Contracts
The Contracts offered by this prospectus are designed to provide annuity payments under 403(b) Plans.

•	Contracts for 403(b) Plans are issued to annuity purchase plans adopted by public school systems and certain tax-exempt organizations under Section 403(b) of the Internal Revenue Code.

We no longer issue new contracts. In the past, we offered two types of Contracts for 403(b) Plans: (a) the level deduction Contract, and (b) the graded deduction Contract. In accordance with the Contract, each Contract previously issued may be modified or amended.
Fee and Expense Tables with Examples
Level Deduction Contract for 403(b) Plans Fees and Expenses

Your Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of Purchase Payments)		5.00%
Administrative Expenses (as a percentage of Purchase Payments)		1.00%
Deferred Sales Load, as applicable		None
Surrender Fee (as a percentage of amount surrendered), if applicable		None
Exchange Fee		$10	[1]
Fixed Rate Annuity Purchase Fee		$250	[2]
Premium Taxes, as applicable		0% - 1.00	% [3]
Annual Contract Fee		None
Annual Expenses (as a percentage of average daily net assets)
Management Fee[4]		0.50%
Mortality and Expense Risk Fees		None
Other Expenses		0.35%
Legal and Audit	0.17%
Committee Member Fees and Miscellaneous	0.18%
Total Annual Expenses		0.85%

1.	We may charge a $10 exchange fee only for the second and succeeding transfers in most of the 403(b) Contracts.

2.	You have several different annuity options from which to choose. We charge a $250 annuity purchase fee only if you choose a fixed rate annuity.

3.	If you choose an annuity, any premium tax that is applicable under state law to the purchase of your annuity may be deducted from the value of your account.

4.	The Management Fee is also referred to in this prospectus as the investment advisory fee.

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Example for Level Deduction Contract for 403(b) Plans
Fees and Expenses	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$68	$86	$104	$159

If you annuitize at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$328	$346	$366	$423

If you do not surrender your Contract:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$68	$86	$104	$159
We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown in the example.
Graded Deduction Contract for 403(b) Plans Fees and Expenses

Your Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of Purchase Payments)		5.00%[1]
Deferred Sales Load, as applicable		None
Surrender Fee (as a percentage of amount surrendered), if applicable		None
Exchange Fee		$10 [2]
Fixed Rate Annuity Purchase Fee		$250 [3]
Premium Taxes, as applicable		0% - 1.00%[4]
Annual Contract Fee		$15 [5]
Annual Expenses (as a percentage of average daily net assets)
Management Fee[6]		0.50%
Mortality and Expense Risk Fees		None
Other Expenses		0.35%
Legal and Audit	0.17%
Committee Member Fees and Miscellaneous	0.18%
Total Annual Expenses		0.85%

1.	We deduct a 5% sales load for the first $10,000 of Purchase Payments for each Participant; 4% for the next $10,000 of Purchase Payments for each Participant; and 2.5% on all Purchase Payments in excess of $20,000 for each Participant.

2.	We may charge a $10 exchange fee only for the second and succeeding transfers in most of the 403(b) Contracts.

3.	You have several different annuity options from which to choose. We charge a $250 annuity purchase fee only if you choose a fixed rate annuity.

4.	If you choose an annuity, any premium tax that is applicable under state law to the purchase of your annuity may be deducted from the value of your account.

5.	We deduct an administrative charge based upon the previous year’s cost of administration. There is no maximum dollar limit on this charge. This charge is made on December 31 of each year against the account of each Participant who is not receiving an annuity. In 2011, we will not charge your account at an annual rate of more than $15.

6.	The Management Fee is also referred to in this prospectus as the investment advisory fee.

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Example for Graded Deduction Contract for 403(b) Plans
Fees and Expenses	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$73	$120	$168	$293

If you annuitize at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$333	$381	$429	$556

If you do not surrender your Contract:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$73	$120	$168	$293
We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown in the example.

The Investment Adviser and Investment Advisory Fee	CAC acts as the investment adviser to Separate Account (B). CAC is a stock life insurance company that was organized under the Illinois insurance code in 1911. CAC maintains its principal office at 333 South Wabash Avenue, Chicago, Illinois 60604. Separate Account (B) is registered as an open-end diversified management investment company under the 1940 Act. CAC currently receives an investment advisory fee at the annual rate of 0.5% of the average daily net asset value of Separate Account (B) for managing its investments.

403(b) Plan Sales and Administrative Charges	Level Deduction Contract. Under the level deduction Contract, we deduct 6% (6.38% of the net amount invested) from each Purchase Payment for sales and administrative expenses. Of such 6% deduction, 5% (5.32% of the net amount invested) is for sales expenses and 1% (1.06% of the net amount invested) is for administrative expenses. CAC reserves the right to increase the rate of deductions for administrative expenses in the future. Although CAC no longer offers new level deduction Contracts to employers or other eligible entities and most Participants are not allowed under the Contracts to make additional Purchase Payments, it continues to honor and to service existing level deduction Contracts with current employers or other eligible entities and Participants and to accept Purchase Payments from Participants who are allowed to make them under such Contracts. See “Sales and Administrative Charges — 403(b) Plans” in this Prospectus for more detail.

Graded Deduction Contract. Under the graded deduction Contract, we deduct up to 5% (5.26% of the net amount invested) from each Purchase Payment for sales expenses. We reduce the deduction on a graduated scale based upon the aggregate Purchase Payments made under both fixed and variable annuities. The minimum deduction before allowance for experience rating credits is 2.5% (2.56% of the net amount invested). Although CAC no longer offers new graded deduction Contracts to employers or other eligible entities and most Participants are not allowed under the Contracts to make additional Purchase Payments, it continues to honor and to service existing graded deduction Contracts with current employers or other eligible entities and Participants and to accept Purchase Payments from Participants who are allowed to make them under such Contracts. CAC also deducts an annual contract fee based upon the previous year’s cost of administration. There is no maximum dollar limit on this charge. In 2011, CAC will not assess this charge at an annual rate of more than $15 per Participant. See “Sales and Administrative Charges — 403(b) Plans” in this Prospectus for more detail.

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Purchase of Accumulation Units	We credit the balance of the Purchase Payment, after we deduct sales and administrative charges, to the Participant’s account in the form of Accumulation Units. The exact level of such charges will vary from Contract to Contract, depending on volume of Purchase Payments expected, services to be performed by CAC and the applicable commission expenses. Accordingly, we will not reduce sales charges on individual Contracts upon attainment of any given level of Purchase Payments. See “Purchase Payments and Accumulations” in this Prospectus for more detail.

Minimum Purchase	The minimum Purchase Payment on Contracts for 403(b) Plans which can be made at any time on behalf of any Participant is $10.

Investment Objectives	Separate Account (B) invests its assets primarily in common stocks and securities convertible into common stocks. The primary investment objective of Separate Account (B) is the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is only a secondary objective. The dollar amount of investment accumulation before retirement and the dollar amount of subsequent retirement benefits will vary to reflect the dividends, interest and fluctuations in the market value of the securities held in Separate Account (B) and will be subject to the same risks to which any owner of common stocks is subject.

Transfers	Prior to beginning annuity payments, a Participant may transfer funds between fixed and variable annuity contracts, if allowed to do so under the Contracts. Some of the 403(b) Plan Contracts that we offer provide that any such transfer will be made without charge. Others provide that CAC may charge a $10 exchange fee for the second and each succeeding transfer in any calendar year. A Participant may change the percentage allocation of future Purchase Payments between fixed and variable annuity contracts, if allowed to do so under the Contracts, at any time without charge.

Annuity Selection	The Participant has several different annuity options from which to choose. We charge a $250 annuity purchase fee if the Participant chooses a fixed rate annuity. For the other annuity options, there is no fee. CAC reserves the right to change these charges at any time. If you choose an annuity, any premium tax that is applicable under state law to the purchase of your annuity may be deducted from the value of your account.

Withdrawals	403(b) Plans. Subject to certain limitations, a Participant may withdraw, without charge, all or a portion of his individual account (except for certain amounts attributable to a salary reduction agreement) before beginning annuity payments by providing CAC with written notice. See “Withdrawals” in this Prospectus for more detail.

Penalty Taxes	Withdrawals and other distributions made prior to age 59 1/2 generally are subject to a penalty tax of 10%, in addition to otherwise applicable federal income taxes. This penalty tax will not apply under the following circumstances:
•	if the distribution is made in connection with death or disability;

•	if the distribution is made after separation from service where the separation occurred after the Participant attains age 55;

•	if the distribution is part of a series of annual or more frequent substantially equal annuity payments made after separation from service and over the life of the Participant or the joint lives of the Participant and his or her beneficiary;

•	if the distribution is made for certain medical expenses within the deductible limitation under the Internal Revenue Code;

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•	if the distribution is made to an alternate payee pursuant to a qualified domestic relations order;

•	if the distribution is made on account of an Internal Revenue Service levy on the plan; or

•	if the distribution is made to a qualified reservist upon a call to active duty.
See “Penalty Tax on Premature Distributions” in this Prospectus for more detail.

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CONTINENTAL ASSURANCE COMPANY

SEPARATE ACCOUNT (B)

CONDENSED FINANCIAL INFORMATION
INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

(For an accumulation unit outstanding throughout the period)

	Years Ended December 31,
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Investment income(a)	$0.492	$0.475	$0.409	$0.340	$0.298	$0.269	$0.318	$0.250	$0.160	$0.184
Expenses(b)	(0.260)	(0.216)	(0.229)	(0.241)	(0.200)	(0.180)	(0.163)	(0.140)	(0.150)	(0.189)

Net investment income	0.232	0.259	0.180	0.099	0.098	0.089	0.155	0.110	0.010	(0.005)
Capital changes
Net realized and unrealized gains (losses) on securities	1.453	6.139	(11.635)	5.191	3.630	1.843	1.441	3.440	(4.490)	(5.890)

Net increase (decrease) in accumulation unit value	1.685	6.398	(11.455)	5.290	3.728	1.932	1.596	3.550	(4.480)	(5.895)
Accumulation unit value at beginning of period	27.039	20.641	32.096	26.806	23.078	21.146	19.550	16.000	20.480	26.375

Accumulation unit value at end of period	$28.724	$27.039	$20.641	$32.096	$26.806	$23.078	$21.146	$19.550	$16.000	$20.480

Ratio of fees and expenses to average net assets(b)(c)	0.85%	0.95%	0.83%	0.82%	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income to average net assets(c)	0.74%	1.13%	0.63%	0.34%	0.40%	0.41%	0.76%	0.61%	0.06%	(0.01)%
Portfolio turnover rate	33%	11%	22%	11%	43%	48%	52%	57%	64%	41%
Number of accumulation units outstanding at end of period (000 omitted)	786	1,136	1,286	1,370	1,500	1,831	2,498	5,667	6,326	6,937

*	The information presented above has been audited for the last ten fiscal years.

(a)	No declaration of dividends or distribution of gains is made. Instead, such amounts are applied to increase Accumulation Unit values. Investment income per share is based on average units outstanding.

(b)	While the terms of the Investment Advisory Agreement provide for the advisory fee to be paid monthly, CAC has agreed to make quarterly withdrawals for investment advisory services to Separate Account (B) at an annual rate of 0.50% of the average daily net asset value of Separate Account (B).

(c)	Participants’ equity that appears in the financial statements in the SAI, which is incorporated by reference herein, is the equivalent of net assets.

Information about how to obtain the financial statements of CAC and Separate Account (B), which are incorporated by reference into the Prospectus, is located on page 29.

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DESCRIPTION OF CAC AND SEPARATE ACCOUNT (B)
General
CAC is a stock life insurance company which was organized under the Illinois insurance code in 1911, and has been an investment adviser registered under the 1940 Act since 1966. CAC sold the vast majority of its life and group insurance businesses in 2003 and 2004 and is generally no longer soliciting sales in its remaining life and group insurance businesses, including Separate Account (B). Accordingly, new purchases of Accumulation Units by Separate Account (B) Participants generally are not being accepted, except where contractually required. There has been a significant decrease in the number of participants in Separate Account (B). As of December 31, 2009 and December 31, 2010 there were 286 and 179 participants, respectively, in Separate Account (B). As of March 31, 2011, 140 participants remained in Separate Account (B). As Separate Account (B)’s asset size decreases, the proposed fees and expenses incurred by Separate Account (B) will increase as a percentage of its asset size (i.e., the expense ratio will increase). CAC’s principal office is located at 333 South Wabash Avenue, Chicago, Illinois 60604.
All of the voting securities of CAC are owned by CCC, a stock casualty insurance company organized under the Illinois insurance code located at 333 South Wabash Avenue, Chicago, Illinois 60604. All of the voting securities of CCC are owned by TCC, a New York Corporation, located at 333 South Wabash Avenue, Chicago, Illinois 60604. All of the voting securities of TCC are owned by CNAF, a Delaware corporation, located at 333 South Wabash Avenue, Chicago, Illinois 60604. Loews Corporation, a Delaware corporation, located at 667 Madison Avenue, New York, New York 10021-8087, owned approximately 90% of the outstanding voting stock of CNAF as of March 7, 2011.
Separate Account (B) was established by CAC on June 1, 1966, under the provisions of the Illinois insurance code, in order to fund variable annuity contracts.
Variable annuity contracts are securities within the meaning of the Securities Act of 1933, and are not exempt from registration under the provisions of that act. The issuer of such contracts is subject to regulation under the 1940 Act. Separate Account (B) has been registered as an open-end diversified management investment company under the 1940 Act, but such registration does not involve supervision of the management or the investment practices or policies of Separate Account (B) or CAC by the SEC. Separate Account (B) has no sub-accounts. Net Purchase Payments made in accordance with the provisions of the Contracts described herein are added to Separate Account (B) and invested as described herein.
CAC owns Separate Account (B)’s assets and, under existing law, is not considered to be a trustee with respect to those assets. Nevertheless, the assets of Separate Account (B) are held for the benefit of the Participants and persons entitled to payments under the Contracts described in this prospectus. Moreover, income and gains and losses from assets allocated to Separate Account (B) (whether realized or not) are credited to or charged against Separate Account (B) without regard to other income, gains or losses of CAC (in accordance with the Contracts’ provisions). Thus, the dollar amount of payments or values (which vary) reflect the investment results of just Separate Account (B). Additionally, the Illinois insurance code and the Contracts themselves prohibit CAC from charging any liabilities arising out of other business of CAC against Separate Account (B)’s assets (other than against assets that are in excess of the reserves and other contract liabilities of Separate Account (B)). The obligations arising under the Contracts are payable solely from the assets of Separate Account (B) and are not payable from the general assets of CAC.
Additional information about Separate Account (B) (including Separate Account (B)’s policy regarding the disclosure of portfolio securities) is available in the SAI, which is incorporated by reference herein.
Separate Account (B) makes several filings each year with the SEC. It files its Form N-Q for the first and third quarter of each fiscal year and its annual and semi-annual reports (all of which contain a complete schedule of investments). In addition, Separate Account (B) files annually with the SEC its proxy voting guidelines and information regarding how it voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2010. You also may obtain the SAI and other SEC-filed fund information. All of these documents, after they have been filed with the SEC, are available without charge, by making a request to us via mail, email or telephone at the contact information listed below. You use this same contact information to request other information about Separate Account (B) and to make Participant inquiries.
Continental Assurance Company
Attn: Pension Client Services — 42nd Floor
333 South Wabash Avenue
Chicago, Illinois 60604
Telephone: (800) 351-3001
Website: www.cna.com/sab/
Internet e-mail: sab@cna.com

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All of the documents that Separate Account (B) files with the SEC are also available by accessing the SEC’s EDGAR Database on its website at www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours of operation. The SEC may charge a copying fee for this information. You may also request information about Separate Account (B) by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102. The U.S. government does not insure or guarantee your investment in Separate Account (B).
Investment Policies and Restrictions
The current objectives and policies in making investments for Separate Account (B) are set forth below.

1.	The primary objective of CAC in making investments for Separate Account (B) will be the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is only a secondary objective. Accordingly, the assets of Separate Account (B) will be invested primarily in common stocks and in other securities convertible into common stocks.

2.	When CAC believes that economic and market conditions indicate a likelihood that investing a majority of the assets of Separate Account (B) in common stocks or securities convertible into common stocks might result in a material decrease in the unit value of Separate Account (B), less than a majority of the assets of Separate Account (B) may be invested in common stocks or securities convertible into common stocks. In these situations, any assets not invested in common stocks or securities convertible into common stocks will be invested primarily in investment grade debt instruments with a maturity of one year or less, such as U.S. Treasury bills, bank certificates of deposit, bank repurchase agreements or commercial paper.

3.	When CAC deems that economic and market conditions so indicate, a portion of the assets of Separate Account (B) may be invested in preferred stocks and publicly distributed debt instruments such as corporate bonds, debentures, equipment trust certificates, U.S. Government securities or U.S. Government Agency securities.

4.	Temporary investments for Separate Account (B) may be made in short-term instruments such as U.S. Treasury Bills, bank certificates of deposit, bank repurchase agreements or commercial paper.

5.	To the extent of 75% of the assets of Separate Account (B), CAC may not purchase for Separate Account (B) the securities of any issuer if such purchase would cause more than 5% of the market value of Separate Account (B)’s assets to be invested in the securities of such issuer (other than investments in securities contracts of investment companies and obligations of the United States and its instrumentalities) or would cause more than 10% of any class of securities of such issuer to be held in Separate Account (B)’s portfolio. The balance of 25% of the assets of Separate Account (B) may be invested without regard to such 5% or 10% limitations.

6.	CAC, in acting for Separate Account (B), will not underwrite securities of others or invest in restricted securities.

7.	CAC, in acting for Separate Account (B), will not concentrate more than 25% of Separate Account (B)’s investments in any one industry.

8.	The assets of Separate Account (B) will not be invested in commodity contracts other than futures or swap contracts pursuant to an investment in an investment company under paragraph 9.

9.	The assets of Separate Account (B) may be invested in securities contracts of investment companies so long as their primary investment policies are consistent with either paragraph 1 or paragraph 4.

10.	CAC, in acting for Separate Account (B), will not make loans to other persons except through the acquisition of securities issued or guaranteed by banks, bonds, debentures, other debt securities which are publicly distributed and the lending of portfolio securities (Portfolio Loans). Portfolio Loans will be continually secured by cash, letters of credit, U.S. Government securities or U.S. Government Agency securities having a market value of not less than the market value of the portfolio securities loaned. The aggregate value of Portfolio Loans will not exceed 25% of Separate Account (B)’s net assets at any time.

11.	CAC, in acting for Separate Account (B), will not engage in the purchase and sale of interests in real estate, except that CAC may engage in the purchase and sale of marketable securities of real estate companies and real estate trusts which may represent indirect interests in real estate.

12.	CAC, in acting for Separate Account (B), will not purchase securities for the purpose of control or management of the issuer thereof.

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13.	CAC will not make short sales for Separate Account (B).

14.	CAC will not borrow money for Separate Account (B), unless pursuant to an investment in an investment company under paragraph 9.

15.	CAC will keep Separate Account (B)’s assets substantially fully invested in assets described in paragraphs 1, 2, 3 and 4 above, as described therein, and will limit Separate Account (B)’s cash position, to the extent feasible, to such amounts as may be required to permit CAC to make normal contract payments from Separate Account (B).

16.	CAC, in acting for Separate Account (B), will not issue any senior securities (as defined in the 1940 Act) except for the lending of portfolio securities permitted by paragraph 10 above.

The investment policies enumerated above may not be changed without approval of a majority (as defined in the 1940 Act) of the outstanding units of Separate Account (B). The vote of a majority of the outstanding Accumulation Units of Separate Account (B) means the vote, at the annual or a special meeting of the Participants duly called, (A) of 67% or more of the outstanding Accumulation Units of Separate Account (B) present at such meeting, if the holders of more than 50% of the outstanding Accumulation Units of Separate Account (B) are present or represented by proxy; or (B) of more than 50% of the outstanding Accumulation Units of Separate Account (B), whichever is less.
Because Separate Account (B) invests primarily in common stock, there is the risk that the prices of certain stocks that Separate Account (B) holds could go down, or that the value of the equity markets or certain sectors of the market could go down. Stock markets are volatile. Separate Account (B)’s holdings and resulting performance could vary significantly from broad stock market indexes. Furthermore, if Separate Account (B) invests in the manner set forth in paragraphs 2 or 3 above, different factors could affect its performance and Separate Account (B) may not achieve its investment objectives.
In order to maintain a diversified portfolio as the assets of Separate Account (B) decrease, CAC may be more likely to purchase securities contracts of other investment companies (i.e., exchange traded funds) for Separate Account (B). Separate Account (B) may invest up to 100% of its assets in securities contracts of other investment companies.
There is no investment policy limitation as to the timing of sales and purchase of securities. Although it will not be the general policy of CAC, in acting for Separate Account (B), to engage in short-term trading, securities may be sold without regard to the length of time held whenever CAC’s investment judgment makes such action advisable. Separate Account (B) is not subject to federal income taxes on capital gains. The following table sets forth Separate Account (B)’s rate of total portfolio turnover for the periods indicated:

Rate of Total Portfolio Turnover	Percent
2010	33%
2009	11%
2008	22%
Changes in the rate of portfolio turnover from year to year are attributable to changes in CAC’s assessment of prevailing market conditions. CAC, as investment adviser to Separate Account (B), will limit portfolio transactions to those which CAC, in the exercise of prudent business judgment, deems advisable for Separate Account (B) to carry out its investment policies and to make payments to Participants. The value of an Accumulation Unit will vary to reflect the dividend, interest and fluctuations in the market value of the securities held in Separate Account (B) and will be subject principally to the same risks as are inherent in the ownership of common stocks.
CAC, in acting for Separate Account (B), will not participate in any trading account in securities on a joint or joint and several basis; provided, however, that the bunching of orders for the sale or purchase of marketable portfolio securities with those of other accounts under the management of CAC or its affiliates and the averaging of prices among Separate Account (B) and such other accounts will not be deemed to result in a trading account in securities. CAC, in acting for Separate Account (B), will not mortgage or pledge the investments of Separate Account (B), purchase securities on margin or invest in puts or calls (except as described below and except for investments in investment companies as set forth in the Investment Policies and Restrictions). Unlike the investment policies and restrictions stated in the preceding paragraphs, the policies and restrictions described in this paragraph are subject to change without the vote of the Participants.
CAC, in acting for Separate Account (B), may write covered call options. The writing of call options by Separate Account (B) means that Separate Account (B) will be selling the right, but not the obligation, to acquire a specified number of securities held in Separate Account (B)’s portfolio at a price set in the option contract (the exercise price). The optionholder generally may exercise this right to purchase the underlying securities at any time prior to the expiration of the option by notifying Separate Account (B) of its intention to exercise and delivering to Separate Account (B) funds equal to the aggregate exercise price of the securities covered by the contract (the exercise payment). Generally, a holder of a call option

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will exercise its rights under the call option only if the market price of the underlying stock exceeds the exercise price of the option. If the market price of the underlying securities is greater than the option exercise price on the date of exercise, the holder is, by virtue of the option contract, entitled to purchase the underlying securities at the below-market exercise price. If the option is exercised and the market value of the underlying securities exceeds the sum of the exercise payment and the payment received by Separate Account (B) on the sale of the option (the premium), Separate Account (B) would be left in a less favorable position than if such call option had not been written (because of the lost opportunity to realize the economic value represented by such excess).
To close out a position when writing covered call options, if market conditions are appropriate, Separate Account (B) may make a closing purchase transaction, which involves purchasing a call option on the same security with the same exercise price and expiration date as the call option which it has previously written. Separate Account (B) will realize a profit or loss from a closing purchase transaction depending upon the difference between the amount received from the sale of the call option and the amount paid to repurchase it.
CAC, in acting for Separate Account (B), may also purchase covered put options for hedging purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the term of the option. Generally, a holder of a put option will exercise its rights under the put option only if the market price of the underlying securities is less than the exercise price of the option. If the put option is not exercised or the amount by which the exercise price exceeds the market price of the underlying securities is less than the premium paid, Separate Account (B) would be left in a less favorable position than if such put option had not been purchased. If market conditions are appropriate for Separate Account (B) to exercise the purchased put option, Separate Account (B) also may sell a put option on the same security with the same exercise price and expiration date as the put option which it has previously purchased. Separate Account (B) will realize a profit or loss from this transaction depending upon the difference between the amount paid to purchase the put option and the amount received from the sale thereof.
Separate Account (B) will write call options and purchase put options only if the underlying stock is held in its portfolio. The put and call options described above will generally have a contract term of nine months or less. The market value of the securities subject to such option obligations at the time such options are written or purchased will not, in the aggregate, exceed 30% of Separate Account (B)’s total assets.
The use of options exposes Separate Account (B) to certain additional investment risks and transaction costs. The risks that may be associated with the use of option contracts include, but are not limited to, the risk that securities prices will not move in the direction anticipated by Separate Account (B) and the risk that the skills needed to successfully use option strategies may be different from those needed to select portfolio securities. In addition, assets segregated or set aside to cover the writing of a call option generally may not be disposed of during the term of such option. Segregating assets could diminish Separate Account (B)’s return due to the opportunity losses of foregoing other potential investments with the segregated assets.
CAC will limit investments by Separate Account (B) in illiquid securities to 10 percent of the net assets of Separate Account (B). Illiquid securities include securities that are not readily marketable, repurchase agreements and time deposits with a notice or demand period of more than seven days.
In 2007 and 2008, capital and credit markets experienced severe levels of volatility, illiquidity, uncertainty and overall disruption which, in turn, affected the net asset values of many investment companies, including to some extent Separate Account (B). This broader market disruption significantly subsided in 2009 and 2010 in most asset sectors and, similarly, in the net asset values of many investment companies. The U.S. Government initiated programs intended to stabilize and improve markets and the economy. While the ultimate impact of these programs remains uncertain and economic conditions in the U.S. remain challenging, financial markets showed improvement in 2009 and 2010. However, there remains some uncertainty as to whether increased levels of volatility will reemerge and, if so, how long they will last. If they do return, the net asset values of many investment companies (including Separate Account (B)) could be affected adversely and create challenges for portfolio managers.
MANAGEMENT
The Committee
The supervision of Separate Account (B) is vested by CAC in a Committee. The Committee has the following specific duties:

1.	To review periodically the portfolio of Separate Account (B) to ascertain that such portfolio is managed in the long-term interest of the Participants and to take such corrective action as may be necessary.

2.	To approve, annually, agreements providing for sales, investment and administrative services.

3.	To recommend from time to time any changes deemed appropriate in the fundamental investment policies of Separate Account (B), to be submitted to the Participants at their next meeting.

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The Committee is also authorized to amend the By-laws of Separate Account (B), except as otherwise provided by law.
The Audit Committee is comprised of the disinterested Committee members (within the meaning of the 1940 Act). The Audit Committee selects the independent registered public accounting firm for Separate Account (B). Although not required by the 1940 Act, the Audit Committee submits such selection to the Participants for ratification or rejection at the Annual Meeting.
Portfolio Manager
The portfolio of Separate Account (B) is managed by a Portfolio Management Committee consisting of Edward J. Lavin, J. Gregory McClain and Matthew J. Krimm. Messrs. Lavin, McClain and Krimm are responsible for the day-to-day management of Separate Account (B)’s portfolio.
Edward J. Lavin, CFA, is Assistant Vice President of Investment Analysis and Derivatives Accounting in the Investments Area of Separate Account (B)’s investment advisor, CAC, and its parent company CCC where he is responsible for the quantification, analysis, reporting and monitoring of various asset classes. From April 2000 to April 2009, he was Director of Investment Analysis and Derivatives Accounting in the Investments Area of Separate Account (B)’s investment advisor, CAC, and its parent company CCC. Mr. Lavin has been a member of the Portfolio Management Committee since March 2011. Mr. Lavin will serve as the lead member of the Portfolio Management Committee with respect to portfolio composition.
J. Gregory McClain has been a Director of Finance and Corporate Banking Relations of Separate Account (B)’s investment advisor, CAC, and its parent company CCC, since July 2009, where he is responsible for the financial and operating relationships with CAC’s and CCC’s banks. Mr. McClain also manages the cash operations of CAC’s and CCC’s Treasury area. From September 2006 until April 2009, Mr. McClain was Vice President, Senior Treasury Management Sales Officer at Bank of America, where he provided cash management and liquidity solutions for commercial banking clients. From October 2005 until September 2006, he was Vice President, Client Manager at Bank of America. Prior thereto, Mr. McClain was a registered securities representative and licensed broker at Edward Jones. Mr. McClain has been a member of the Portfolio Management Committee since February 2011, where he focuses on portfolio composition.
Matthew J. Krimm, CFA, has been a Senior Analyst in the Portfolio Analytics Group of Separate Account (B)’s investment advisor, CAC, and its parent company CCC, since February 2009, where he is responsible for monitoring and reporting on the risk attributes of CAC’s and CCC’s portfolio holdings. From August 2008 until February 2009, he was a research analyst for Leavitt Capital Management, Inc., a private investment management firm with an emphasis on various equity and non-equity strategies. At Leavitt Capital, Mr. Krimm assisted in management of their hedge funds and other investment accounts. From May 2006 through August 2008, Mr. Krimm was a research associate and assistant portfolio manager for Rydex Investments, a mutual fund company, focusing on enhanced equity indexing and asset allocation strategies. From May 2005 until May 2006, Mr. Krimm was an Institutional Trade Specialist for Rydex Investments. Mr. Krimm has been a member of the Portfolio Management Committee since February 2011, where he focuses on the risk attributes and composition of the portfolio.
Investment Advisory Agreement
Under the Investment Advisory Agreement, CAC acts as the investment adviser to Separate Account (B). In rendering its services as investment adviser, CAC is responsible to the Committee. CAC, as Separate Account (B)’s investment adviser, provides Separate Account (B) with an investment program complying with the investment objectives, policies and restrictions of Separate Account (B) (see “Description of CAC and Separate Account (B)—Investment Policies and Restrictions”). In carrying out Separate Account (B)’s investment program, CAC makes the investment decisions and is responsible for the investment and reinvestment of Separate Account (B)’s assets. CAC performs research, statistical analysis, and continuous supervision of Separate Account (B)’s investment portfolio, furnishes office space for Separate Account (B) and pays the salaries and fees of Separate Account (B)’s Committee member and officers who are employed by CAC or any of its affiliated companies. The Investment Advisory Agreement does not require employees of CAC or any of its affiliated companies to devote their exclusive efforts to Separate Account (B)’s business, and it is expected that they will provide investment advisory services for CAC’s other customers and for CNAF and its affiliates. A discussion regarding the Committee’s approval of the current investment advisory agreement is available in Separate Account (B)’s semi-annual report for the last fiscal year. A discussion regarding the Committee’s approval of the continuation of the current investment advisory agreement and recommendation for approval by vote of the Participants at the April 21, 2011 Annual Meeting is available in the proxy notice of Separate Account (B) dated February 25, 2011.
As of December 31, 2010, CAC reported in its statutory basis financial statements total assets of approximately $3.2 billion and capital and surplus of approximately $0.5 billion. CAC operates one other separate account which had total assets aggregating approximately $1.0 billion as of December 31, 2010.

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UNDERWRITING
CNA Investor Services, Inc., an affiliate of CAC, located at 333 South Wabash Avenue, Chicago, Illinois 60604, acts as the underwriter for Separate Account (B). CAC pays CNA Investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B). CNA Investor Services, Inc. does not act as principal underwriter for any other affiliated investment company.
DEDUCTIONS AND EXPENSES
Sales and Administrative Charges—General
CAC performs all administrative functions relative to Separate Account (B) and the variable annuity contracts of Separate Account (B).
CAC received the following accounting and administrative fees from the Participants in connection with the operations of Separate Account (B):

Sales and Administrative Fees	Amount
2010	$1,725
2009	$2,745
2008	$2,934
Sales and Administrative Charges—403(b) Plans
The following is an overview of the sales and administrative charges applicable to the different types of 403(b) Plans offered by Separate Account (B):
     Level Deduction Contracts. Pursuant to the Administrative Service Agreement, and as provided in the Contracts, CAC currently deducts 6% (6.38% of the net amount invested) from each Purchase Payment as received for sales expenses and administrative expenses. Of such 6% deduction, 5% (5.32% of the net amount invested) is for sales expenses and 1% (1.06% of the net amount invested) is for administrative expenses. CAC guarantees that during the first five years of a Participant’s participation under the Contract no further deductions will be made to cover such expenses, but any part of the 6% aggregate charge not needed to cover such expenses accrues as a profit to CAC. Following the end of the fifth year of participation under the Contract, the 1% deduction by CAC from Purchase Payments to cover administrative expenses may be increased by CAC upon prior written notice to the Participant.
     Graded Deduction Contracts. Pursuant to the Administrative Service Agreement, and as provided in the Contracts, to cover sales expenses CAC makes deductions from Purchase Payments as follows:

•	5% (5.26% of the net amount invested) on the first $10,000 of Purchase Payments for each Participant;

•	4% (4.17% of the net amount invested) on the next $10,000 of Purchase Payments for each Participant; and

•	2.5% (2.56% of the net amount invested) on all Purchase Payments for each Participant in excess of $20,000.

Total Purchase Payments for each Participant under both fixed and variable annuity contracts are included in determining the charge. Any part of such charge which is not needed to cover such expenses accrues as a profit to CAC.
Pursuant to the Administrative Service Agreement, and as provided in the Contracts, CAC makes an administrative charge based upon its cost of administration. There is no maximum dollar limit on this charge, except that this charge (for any given year) will not exceed the previous year’s cost of administration. This charge is made on December 31 of each year against the account of each Participant who is not receiving an annuity. In 2011, CAC will not assess this charge at an annual rate of more than $15 per Participant which will be prorated in the event of surrender.
Investment Advisory Charges
CAC currently makes quarterly withdrawals from Separate Account (B) at an annual rate of 0.50% of the average daily net asset value of Separate Account (B) for providing investment advisory services. Although the investment advisory services fee is payable monthly, to date CAC has, with its consent, been paid quarterly.
Premium Taxes
CAC may be required to deduct premium taxes as applicable under state law from each Purchase Payment. Premium taxes range from 0% to 1% of each Purchase Payment.

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DESCRIPTION OF GROUP VARIABLE ANNUITY CONTRACTS
General
The Contracts provide one method of investing retirement funds in equity and other securities. The primary purpose of the Contracts is to provide lifetime payments which will tend to reflect changes in the cost of living during both the years prior to retirement and the years following retirement. CAC seeks to accomplish this objective by providing a medium for investment, generally in equity securities, accompanied by an assumption of the mortality risk. However, there can be no assurance that this objective will be attained.
The Contracts involve investment risk, including possible loss of principal. The value of the investments fluctuates continuously and is subject to the risks of changing economic conditions as well as the risks inherent in the ability of CAC to anticipate changes in such investments necessary to meet changes in economic conditions. There can be no assurance that the value of a Participant’s individual account during the years prior to retirement, or the aggregate amount of the variable annuity payments received during the years following retirement, will equal or exceed the Purchase Payments made on his behalf.
The variable annuity payments are determined on the basis of (1) the mortality table specified in the Contract, and (2) the investment performance of Separate Account (B). The dollar amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in CAC’s expenses in excess of the expense deductions provided for in the Contract. The dollar amounts of the payments will, however, reflect the investment losses or gains and investment income, and thus will vary.
The significant difference between a regular or fixed annuity and a variable annuity is that under a fixed annuity, the insurance company assumes the risk of investment gain or loss and guarantees a specified interest rate and a specified monthly annuity payment. Under a variable annuity, the Participant assumes the risk of investment gain or loss in that the value of his individual account varies with the investment income and gains or losses of a specified portfolio of securities. In both cases, the insurance company assumes the mortality and expense risk under the Contract.
In assuming the mortality risk, CAC is taking the chance that the actuarial estimate of mortality rates among annuitants may prove erroneous; in assuming the expense risk, CAC is taking the chance that the expense margins deducted by CAC may not prove sufficient to cover the actual sales and administrative costs and contingency requirements. In either case, if an error in estimation is against CAC, CAC’s earnings will be reduced; if an error in estimation favors CAC, CAC’s earnings will be increased.
Sales of Contracts
The Contracts were offered by CNA Investor Services, Inc., an affiliate of CAC. CAC pays CNA Investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B).
Voting Rights
CAC is the legal owner of all shares and other assets held in Separate Account (B), and as such, CAC retains any voting rights associated with such assets, subject to any restrictions imposed by federal securities laws or regulations.
Pursuant to federal securities laws and regulations, Participants may vote at any annual meeting of Participants upon the following matters:

1.	To elect Members of the Committee for Separate Account (B) (see “Management—The Committee”).

2.	To approve or disapprove any new or amended agreement providing for investment services.

3.	To approve or disapprove any changes in the fundamental investment policies of Separate Account (B).

4.	To ratify or reject the Audit Committee’s selection of independent auditors for Separate Account (B).

To the extent that any federal securities laws or regulations, or their present interpretation, change to permit CAC to exercise the above voting rights on its own, CAC may decide to do so.
The Committee currently holds annual meetings of Participants for these purposes. Meetings of Participants are required by the 1940 Act in certain circumstances, including to approve any change in fundamental investment policies, and to approve a new or amended advisory agreement.
The number of votes which a Participant who is not retired or retired and not receiving annuity payments may cast is equal to the number of Accumulation Units held by such Participant under the particular Contract concerned, which represent interests in Separate Account (B). The number of votes which a retired Participant who is receiving annuity payments may cast is equal to the monetary value of the actuarial reserve maintained by CAC in Separate Account (B) for the annuity of that Participant divided by the monetary value of an Accumulation Unit. As annuity payments are made to a retired Participant

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who is receiving an annuity, the monetary value of that actuarial reserve is reduced; accordingly, the number of votes which that retired Participant may cast will decrease.
The vote of a majority of the outstanding Accumulation Units of Separate Account (B) means the vote, at the annual or a special meeting of the Participants duly called, (A) of 67% or more of the outstanding Accumulation Units of Separate Account (B) present at such meeting, if the holders of more than 50% of the outstanding Accumulation Units of Separate Account (B) are present or represented by proxy; or (B) of more than 50% of the outstanding Accumulation Units of Separate Account (B), whichever is less.
The determination of the number of votes to be cast will be made as of a record date, which will be at least 60 days prior to the annual meeting of the Participants. The Participants will receive at least 20 days’ prior written notice of such meeting and of the number of votes to which they are entitled. A Participant will be entitled to vote only if he is a Participant on the foregoing record date.
Assignment
The interest of any Participant or beneficiary in or under a Contract is not subject to assignment or transfer. Transfer or surrender of such interest may be made only to CAC.
Modification or Termination of the Contract and Liquidation of Separate Account (B)
Each Contract provides that it may be modified or amended in any respect by agreement between CAC and the Contractholder, without the consent of any Participant. However, no such modification or amendment may affect retired Participants in any significant manner, nor may any guarantees previously extended to active Participants be impaired. CAC may also modify or amend any Contract, without the consent of any Contractholder or the consent of any Participant, in order to conform to applicable law or to changes in the operation of Separate Account (B) which have been approved by vote of the Participants or by the Committee.
A Contractholder may elect to terminate a Contract at any time by providing due notice to CAC. If a 403(b) Plan Contract is terminated, the rights of the Participants are the same as on termination of employment or other withdrawal. When a Participant begins to receive annuity payments, his rights are fixed and are not affected by any Contract termination.
In addition, if the Investment Advisory Agreement is terminated, the assets of Separate Account (B) may be liquidated. If the assets of Separate Account (B) are liquidated, the values of the Accumulation Units in the accounts of all Participants who have not retired will be paid to those Participants by CAC as soon as practicable thereafter, provided that each such Participant shall have the option of requesting that the value of the Accumulation Units in their account be transferred to the fixed income option contract if such contract is being continued in effect, or to a regular non-participating department of CAC, for application to provide a deferred fixed annuity. The interests of all retired Participants in Separate Account (B) will be transferred by the Company to its regular non-participating department and applied to provide fixed annuities in the same form and on the same actuarial basis as the variable annuities then in effect for such Participants. To the extent permitted by the proceeds from liquidation, the amount of each fixed annuity shall be the same as the last variable payment received under the Contract.
Contractholder Inquiries
All inquiries by Contractholders, employers or Participants should be made in writing or by telephone to:
Continental Assurance Company
Attn: Pension Client Services — 42nd Floor
333 South Wabash Avenue
Chicago, Illinois 60604
Telephone: (800) 351-3001
Purchase Payments and Accumulations
CAC sold the vast majority of its life and group businesses in 2003 and 2004 and is generally no longer soliciting sales in the remaining life and group businesses, including Separate Account (B). Accordingly, new purchases of Accumulation Units by Separate Account (B) Participants generally are not being accepted, except where contractually required. The minimum Purchase Payment on Contracts for 403(b) Plans is $10 (which may be made at any time on behalf of any Participant who is allowed under such Contract to make Purchase Payments).
Accumulation Period
During the period before annuity payments begin, when a Purchase Payment is received on behalf of a Participant, a sales and administrative charge is deducted. The balance of the Purchase Payment is credited to the Participant’s account in the form of Accumulation Units. The number of Accumulation Units credited for a Participant is determined by dividing the

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amount credited to his account by the value of an Accumulation Unit next computed on the Valuation Date after receipt of the Purchase Payment at Continental Assurance Company, Attn: Pension Client Services — 42nd Floor, 333 South Wabash Avenue, Chicago, IL 60604. The credit to the Participant’s account occurs concurrently with such determination. Although CAC no longer offers new Contracts to employers or other eligible entities and most Participants are not allowed under the Contracts to make additional Purchase Payments, it continues to honor and to service existing Contracts with current employers or other eligible entities and Participants and to accept Purchase Payments from Participants who are allowed to make them under such Contracts.
Value of an Accumulation Unit
During the accumulation period, the value of a Participant’s account varies with the performance of the investments of Separate Account (B), and there is no assurance that such value will equal or exceed Purchase Payments made on behalf of the Participant.
Accumulation Units are valued as of 3:00 P.M., Central Standard Time, on each Valuation Date.
The value of an Accumulation Unit on a Valuation Date is determined by dividing the net asset value of Separate Account (B) at the close of business on that day by the number of Accumulation Units outstanding. The value of an Accumulation Unit on any day not a Valuation Date will be the same as the value of an Accumulation Unit on the prior Valuation Date.
Receipt of investment income or realization of capital gains by Separate Account (B) will not change the number of Accumulation Units outstanding. This number ordinarily may be increased only through receipt of additional Purchase Payments and decreased only through withdrawals.
The net asset value of Separate Account (B) is the market value of all securities and other assets, less liabilities of Separate Account (B) (which include accrued investment advisory fees). CAC determines the net asset value of Separate Account (B) by valuing:

•	portfolio securities which are traded on a national securities exchange at the last sale price, or, in the absence of a sale, at the closing bid price on the exchange where the security is primarily traded;

•	other securities the prices of which are quoted in the Nasdaq National Market at the last sale price or, in the absence of a sale, at the closing bid price;

•	other over-the-counter market securities not quoted in the Nasdaq National Market on the basis of the bid price of over-the-counter market quotations, if available; and

•	all other securities and other assets at a fair value determined in good faith by CAC in accordance with Separate Account (B)’s fair value pricing methodology, which is reviewed by the Committee.

As described in more detail in the section entitled Investment Policies and Restrictions, Separate Account (B) primarily purchases equity securities (principally common stock) that are publicly issued and traded on United States securities exchanges. For a portion of its portfolio, it also may make investments in investment companies (including money market funds) and trusts, and invest in certain fixed income securities, securities convertible into equity securities and options on securities in the portfolio. As such, Separate Account (B)’s assets are valued primarily on the basis of information furnished by a pricing service and other sources of closing market quotations. Certain short-term securities are valued on the basis of amortized cost, which approximates fair value. Investments in securities traded on national securities exchanges are generally valued at the last reported sales price. Shares of other investment companies are valued at net asset value which approximates fair value. If market quotations are not readily available for a particular investment or are determined to be unreliable, it may be valued by other methods that CAC in good faith believes accurately reflects a fair value, in accordance with Separate Account (B)’s fair value pricing methodology, which is reviewed by the Committee.
The Committee reviews the methodology used for each investment that is valued on a fair value basis. The use of a fair valuation method will be used if market quotations are not readily available or are determined to be unreliable. This may be, for example, if: (i) market quotations and transactions are infrequent and the most recent quotations and transactions occurred substantially prior to the Valuation Date; (ii) the market for the security is thin or illiquid; and (iii) trading in a market, or for a specific security, was suspended during a trading day and did not reopen by Separate Account (B)’s normal time for valuation. An investment’s fair value may differ depending on the method used for determining value. This procedure incurs the unavoidable risk that a fair value of an investment as determined by CAC, may be higher or lower than the investment might actually command if Separate Account (B) sold it. Separate Account (B) is permitted to invest in securities of investment companies so long as their primary investment policies are consistent with certain fundamental investment policies of Separate Account (B). In 2010, the only open-end management investment company in which Separate Account (B) invested was a money market fund. See “Investment Policies and Restrictions” beginning on page 11 of this prospectus and the SAI for more details.

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Under current federal laws, no federal income tax is payable on income or capital gains of Separate Account (B). In the event any income taxes are imposed, they will be deducted in determining the net asset value of Separate Account (B). Deductions are also currently made by CAC for investment advisory services at such prorated percentages as are equivalent to an aggregate of 0.50% per annum of the average daily net asset value of Separate Account (B), under CAC’s Investment Advisory Agreement with Separate Account (B).
The value of an Accumulation Unit was established as $1.00000 ($1) on June 30, 1966, and the initial deposits were applied at that initial unit value on February 28, 1967. The value as of any later date is found as described above. The value of a Participant’s account at any date can be determined by multiplying the total number of Accumulation Units credited to his account by the value of an Accumulation Unit on that date.
Withdrawals
A Participant may elect, by written notice to CAC and pursuant to the Plan, to withdraw all or a portion of his individual account, other than certain amounts attributable to a salary reduction agreement, prior to beginning annuity payments. All withdrawal requests must be sent to the office of CAC listed on the cover page of this prospectus. If a signed written withdrawal request is in good order and received before the processing cut-off time on a Valuation Date, CAC will redeem the Accumulation Units, without any charge, at the net asset value per Accumulation Unit on that Valuation Date. If a signed written withdrawal request is in good order but is not received before the processing cut-off time on a Valuation Date, CAC will redeem the Accumulation Units, without any charge, at the net asset value per Accumulation Unit on the next Valuation Date. However, withdrawals prior to age 59 1/2 are generally subject to an additional 10% tax.
Distributions from a 403(b) Plan of amounts contributed on or after January 1, 1989 pursuant to a salary reduction agreement and of earnings on those contributions (and amounts earned on or after January 1, 1989 on salary reduction contributions made before January 1, 1989) may be made only upon the attainment of age 59 1/2, separation from service, death, disability, hardship or upon certain calls to active duty. Hardship distributions are limited to amounts contributed pursuant to a salary reduction agreement, excluding earnings on those amounts. Payment for Accumulation Units redeemed will be made by CAC within seven days after receipt of a written redemption request by CAC at the address set forth under “Description of Group Variable Annuity Contracts — Contractholder Inquiries.” Payments upon redemption may be more or less than the original costs of the Accumulation Units. For a discussion of federal income tax consequences of the receipt of such lump sum payments, see “Federal Taxes — Federal Tax Treatment of Participants.”
Distributions from a 403(b) Plan of other amounts that are not attributable to salary reductions or other elective deferrals but are attributable to amounts that have been held previously in a Code Section 403(b)(7) custodial account are generally subject to corresponding restrictions, except that no distribution for hardship is allowable under Internal Revenue Code Reg. § 1.403(b)-6(c). Otherwise, distributions of other amounts from a 403(b) Plan generally are not permitted prior to the Participant’s severance from employment or some other event allowed by Internal Revenue Code Reg. § 1.403(b)-6(b), except to the extent that such a distribution is attributable to either (1) after-tax employee contributions or earnings thereon, or (2) amounts separately accounted for an eligible rollover distribution pursuant to Internal Revenue Code Reg. § 1.403(b)-6(i) and -10(d).
Policy Regarding Disruptive Trading and Market Timing
Separate Account (B) is not designed for frequent trading or market timing activity. Separate Account (B) does not knowingly accommodate frequent purchases and redemptions of units by investors (other than as described below). If you intend to trade frequently and/or use market timing investment strategies, you should not purchase units in Separate Account (B).
The Committee has adopted policies and procedures in an effort to prevent disruptive trading and market timing.
Although Separate Account (B) does not have any sub-accounts, Separate Account (B) has certain Participants who may have the ability, prior to beginning annuity payments, to transfer funds to and from a fixed income option if their group annuity contract permits it. Some of the 403(b) Plan Contracts that we offer provide that any such transfer will be made without charge. Others provide that CAC may charge a $10 exchange fee for the second and each succeeding transfer in any calendar year. Therefore, CAC has adopted policies and procedures to help it identify and prevent abusive trading practices. In addition, CAC monitors trading activity to identify and take action against abuses. While CAC’s policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that it will identify and prevent abusive trading in all instances. CAC’s ability to detect abusive trading may be limited by operational or technological systems, as well as by its ability to predict strategies employed by market timers to avoid detection. As a result, despite CAC’s efforts, there is no assurance that it will be able to identify and curtail all abusive trading by such Participants or intermediaries acting on their behalf. If and when CAC does identify abusive trading, it will apply its policies and procedures in a fair and uniform manner to stop such abusive trading.

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Separate Account (B) considers frequent trading and market timing activities to be abusive trading practices because they have the potential to:
1) disrupt the management of Separate Account (B) by:

•	forcing Separate Account (B) to hold a larger amount of short-term (liquid) assets rather than using those assets for investing for long term growth, which may result in lost investment opportunities for Separate Account (B); and

•	causing unplanned portfolio turnover (for example, if the portfolio manager is forced to liquidate investments prematurely to pay withdrawals or transfers);

2) hurt the portfolio performance of Separate Account (B), because the portfolio manager may be forced to liquidate investments prematurely (or otherwise at an inopportune time) to pay withdrawals or transfers out of the underlying portfolio; and
3) dilute the interests of long-term investors of Separate Account (B) if market timers manage to transfer into the underlying portfolio at prices that are below the true value or to transfer out of the underlying portfolio at prices that are above the true value of the underlying portfolio’s investments.
ANNUITIES
Electing the Retirement Date and Form of Annuity—403(b) Plans
A Participant selects, in accordance with the Contract, a retirement date and annuity option. CAC does not place any restrictions on a Participant’s selection of retirement date. CAC currently charges a $250 fee for the purchase of a fixed rate annuity. CAC reserves the right to change this charge at any time. Prior to beginning annuity payments, a Participant may transfer funds between fixed and variable annuity contracts, if allowed to do so under the Contracts. Some of the 403(b) Plan Contracts offered hereby provide that any such transfer will be made without charge. Others provide that CAC may make a charge of $10 for the second and each succeeding transfer in any calendar year. A Participant may change the percentage allocation of future Purchase Payments between fixed and variable annuity contracts at anytime without charge. Subsequent changes in either the retirement date or annuity option can be made up to 30 days prior to the date annuity payments are to begin. Distributions must generally begin by April 1 of the year following the year of attainment of age 70 1/2 or, if the Plan allows a later date, by April 1 of the year following the year in which the Participant retires (such later date is not permitted for a 5% owner, unless the Plan is a governmental or church plan). The 403(b) Plan Contracts provide for the various annuity forms described below. Level deduction Contract Participants have three annuity forms; graded deduction Contract Participants have four. There is an additional annuity form, which is not one of the four options described below, which is applicable only to plans providing for a qualified joint and survivor annuity as defined in ERISA. That annuity form is described following the descriptions of the four options. The annuity payments may be either fixed or variable at the option of the Participant.
Annuity Options—403(b) Plans
The following annuity options are available under 403(b) Plans offered by Separate Account (B):

•	Option 1—Life Without Refund. Monthly payments for the life of the Participant only.

•	Option 2—Life Ten Years Certain. Monthly payments for life, with the provision that if, at the death of the annuitant, payments have been made for less than 120 months, annuity payments may, at the option of the beneficiary designated by the Participant, be discounted and paid in a single sum, or be continued during the remainder of said period to the beneficiary. If the beneficiary dies while receiving annuity payments, the value on the date of death of the remaining number of annuity payments will be paid in a lump sum to the estate of the beneficiary. This option is considered by CAC to be the “normal form”. Unless the Plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA or this option would violate tax requirements described below, this option will be applied automatically if no other option is elected.

•	Option 3—Joint and Survivor. Monthly payments to the Participant for his life, continuing on the basis of the same number of Annuity Units after the Participant’s death to his spouse, for the balance of his spouse’s life.

•	Option 4—Life Five Years Certain. Monthly payments for life, with a provision similar to that under the Life Ten Years Certain form, but extending only five years from the commencement of payments. This option may only be selected by Participants under the graded deduction Contract.

Ordinarily, no option may be elected if the first payment under such option would be less than $25. If the amount of such first payment would be less than $25, the account value in the Contract will be paid in a lump sum.

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No option may be elected which has a period certain longer than the life expectancy of the Participant or the joint and last survivor life expectancies of the Participant and the Participant’s contingent annuitant, calculated, based on such persons’ attained ages in the year in which payments are required to begin, using the mortality table provided for such purpose by the Secretary of the Treasury. Further, with respect to benefits accrued after December 31, 1986, the distribution cannot exceed a maximum period of years determined under tables provided by the Secretary of the Treasury. Additional rules apply in determining the minimum amount which must be distributed each year, and extend to distributions required for death beneficiaries as described in “Federal Taxes.”
If a plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA as the automatic form of payment, then unless the Participant waives such form and his spouse provides an appropriate consent, the automatic annuity form under the Contract for each Participant to whom such provision is applicable will be an annuity for the life of the Participant which provides a survivor annuity for the life of the Participant’s surviving spouse which is not less than one-half, nor greater than the full amount, of the annuity payable during the life of the Participant, and which is the actuarial equivalent of a single life annuity with ten years certain for the life of the Participant. Any Participant who affirmatively waives the automatic annuity form with the appropriate consent of his spouse may select any of the options described above if he is covered by a graded deduction Contract or any of Options 1, 2 or 3 if he is covered by a level deduction Contract.
If Option 1 is elected, subsequent to the death of the Participant no payments are made to any person, and if Option 3 is elected, subsequent to the death of the last to die of the Participant and the Participant’s spouse no payments are made to any person.
Other options are available with the consent of CAC. Information on such options will be furnished upon written request to CAC.
ANNUITY PAYMENTS
Determination of Amount of the First Monthly Variable Annuity Payment
As of the date annuity payments are to begin, the value of a Participant’s account is computed by multiplying the value of an Accumulation Unit on the fifteenth day of the preceding calendar month (or the next Valuation Date if the 15th does not fall on a Valuation Date) by the number of Accumulation Units credited to the Participant’s account, and subtracting from the resulting figure any premium tax that is applicable under state law to the purchase of the Participant’s annuity. Such premium taxes range from 0% to 1%. Regardless of the date on which premium taxes are deducted from the accounts of Participants, such taxes are remitted by CAC to applicable state taxing authorities once per calendar year. Certain states provide for credits against premium tax liabilities based upon CAC’s ownership of properties or investments located therein (none of which are assets of Separate Account (B)). In the event that CAC is able to avail itself of such credits, the resulting saving is not passed on to Participants from whose accounts premium taxes have been deducted.
Each Contract contains tables setting forth the dollar amount of the first monthly annuity payment which can be purchased by each $1,000. These tables vary according to the type of Contract, the form of annuity selected by the Participant and age on the nearest birthday of the Participant. The tables are based on unisex annuity tables and with interest at the assumed investment rate of 3.5%. Participants under the graded deduction Contract—403(b) Plan may also elect an optional rate of 3%, 4%, 4.5% or 5%. In general, if you choose a longer payment period or decide to receive more frequent payments, then the amount of each payment will be lower than if you had chosen a shorter payment period or had elected to receive payments less frequently. The first monthly annuity payment for a particular annuity form may be found by dividing the value of the Participant’s individual account by $1,000 and multiplying this number by the annuity rate from the applicable table.
Determination of the Value of an Annuity Unit and Amount of Second and Subsequent Monthly Variable Annuity Payments
The dollar amount of the first monthly variable annuity payment, determined as above, is divided by the monetary value of an Annuity Unit as of the date of retirement to fix the number of Annuity Units represented by the annuity benefit. The number of Annuity Units, so determined, remains fixed thereafter throughout the payment period. The dollar amount of the second monthly variable annuity payment, due as of the first day of the month following retirement, is determined by multiplying the fixed number of Annuity Units by the monetary value of an Annuity Unit as of the due date of the second payment. This same procedure is then followed to determine the monetary value of each succeeding monthly variable annuity payment.
On each Valuation Date, a net investment factor is determined from the investment performance of the assets of Separate Account (B) during the period since the last Valuation Date. Such factor is equal to the value of an Accumulation Unit at the end of the period, divided by the value on the preceding Valuation Date, carried to the nearest one hundred thousandth. The net investment factor is determined after the deduction for any taxes and for investment advisory fees and services as described above.

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The value of an Annuity Unit was established at $1.00000 ($1) on June 30, 1966. The monetary value of an Annuity Unit is redetermined for the entire month as of the first day of each calendar month by multiplying the value of an Annuity Unit on the first day of the preceding month by the ratio of the Accumulation Unit value for the 15th day of the preceding month to the Accumulation Unit value for the 15th day of the second preceding month, and dividing the result by a monthly interest factor equivalent to the assumed net investment rate (or the next Valuation Date if the 15th does not fall on a Valuation Date).
The dollar amount of each monthly payment under a variable annuity will fluctuate with the changing value of an Annuity Unit. The Annuity Unit value will go up or down each month, depending on whether the actual effective investment return for that month is at an annual rate which is greater than or less than the assumed investment rate.
Assumed Investment Rate
Under the 403(b) Plan graded deduction Contract, the Participant has the option to choose an assumed investment rate of 3%, 3.5%, 4%, 4.5% or 5%. This option must be selected at least 30 days prior to the date annuity payments are to begin. If an assumed investment rate is not selected, then a 3.5% rate will be applied.
A higher assumed investment rate will tend to result in a higher initial payment but a more slowly rising series of subsequent payments (or a more rapidly falling series of subsequent payments when Accumulation Unit values are declining). A lower assumed investment rate would have the opposite effect. If the actual net investment rate is equal to the assumed investment rate, the annuity payments will be level. The assumed investment rate is an actuarial technique rather than a guarantee of a rate of return, and no assurances can be given that the actual net investment rate will equal or exceed the assumed investment rate. Such an election is subject to spousal consent if required under the plan.
BENEFITS ON DEATH OR WITHDRAWAL
403(b) Plans
Upon selection of a retirement date, a Participant or his designated beneficiary (if an individual person or persons) under a 403(b) Plan will have the following options, subject to the conditions in the Contract and subject to the requirement that the Participant’s spouse, if any, must consent in writing to the distribution if required under the plan.

•	The Participant may elect to have his individual account applied to provide annuity payments beginning immediately under the selected annuity option, subject to the requirement that the Participant’s spouse, if any, must consent in writing to the distribution if required under the Plan.

•	The Participant may surrender his individual account and receive the value of the account subject to spousal consent if required under the Plan. The value of the account will be computed from the value of an Accumulation Unit next to be determined after a written request for surrender is received at Continental Assurance Company, Attn: Pension Client Services-42nd Floor, 333 South Wabash Avenue, Chicago, Illinois 60604. Payment will be made within seven days thereafter, without termination charge. Payments upon redemption may be more or less than the original cost of the Accumulation Units.

•	The Participant may leave his individual account in force under the Contract until his required beginning date (generally the April 1 following the later of the year in which he reaches age 70 1/2 or, if the Plan provides and he is not a Five Percent Owner with respect to the year he or she reaches age 70 1/2, the year in which he retires) and the account will continue to participate in the investment results of Separate Account (B). At his required beginning date, the Participant must take an annuity or surrender his account and receive its value. See “Required Minimum Distributions” in “Federal Taxes” beginning on page 25 of this prospectus for more details.

•	If the individual Participant moves to another employer which has a similar group annuity contract in force with CAC, his individual account may be transferred to the other group annuity contract, subject to certain conditions described in Federal Taxes.

Federal income taxes may be withheld from the taxable portion of any amount distributed, and penalty taxes may apply.

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On the death of a Participant prior to retirement, the value of his individual account will accumulate and be paid to his beneficiary or his estate in a single sum when requested by his beneficiary or estate (subject to the time limitation set forth in this paragraph); or, if the sole beneficiary is the Participant’s surviving spouse, it may be left in Separate Account (B) until the date the Participant would have attained age 70 1/2; or it may be applied under one of the annuity options under the Contract to provide a lifetime annuity on a variable basis (using the life expectancy of the relevant death beneficiary with the shortest life expectancy) providing the initial monthly annuity payment is at least $25 in amount. The Participant’s entire interest must be distributed by the end of the year that contains the fifth anniversary of his death unless his sole beneficiary is his spouse or if any designated beneficiary takes the benefit in the form of a permitted annuity that begins by the end of the year that contains the first anniversary of the Participant’s death. In general, all death benefits are taxable as ordinary income when received by the designated beneficiary or by the estate.
FEDERAL TAXES
Federal Tax Treatment of Participants
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code, United States Treasury Department regulations, and public interpretations by the Internal Revenue Service or by published court decisions. This summary discusses only certain federal income tax consequences and does not discuss state, local or foreign tax consequences.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status of any Contract or any transaction involving a Contract. In addition, the tax treatment of an annuity contract could change due to legislation or the issuance of a different regulation, ruling or opinion.
The tax rules applicable to tax-qualified retirement plans and arrangements, including restrictions on contributions and distributions, limitations on retirement and incidental benefits, taxation of distributions and tax penalties, vary according to the type of Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, Plan distributions that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Contract in such a Qualified Plan. Owners, Participants, and beneficiaries are responsible for determining that contributions, distributions, benefits and other transactions comply with applicable tax (and non-tax) law. In addition, this summary does not address the tax rules applicable to owners, Participants and beneficiaries who are foreign persons (e.g. nonresident aliens). Because of the complexity of the tax rules applicable to Qualified Plans and Contracts in Qualified Plans and the fact that the rules change over time, owners, Participants and beneficiaries, including those who are not U.S. citizens or residents, are advised to consult with a qualified tax adviser for complete information and advice as to specific tax consequences.
The following is only a general discussion about certain types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The Plan administrator or custodian, whichever is applicable (but not us), is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan Participants and, if applicable, beneficiaries of Plan Participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee, as recorded on our books and records. Participants are responsible for the accuracy of their tax returns based on their own books and records. Participants are advised to notify CAC of any discrepancies in case corrections to the items reported need to be made. If you are purchasing a Contract in a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of the value of your Contract.
Section 403(b) Plans. An Internal Revenue Code Section 403(b) Plan (also referred to as a tax-sheltered annuity or TSA) may be provided only for:

(a)	An employee by an employer that is charitable or other tax-exempt organization under Internal Revenue Code Section 501(c)(3) (a “Section 501(c)(3) organization”) or a cooperative hospital service organization, or

(b)	An employee who performs services for a public school system, state college or other educational organization described in Internal Revenue Code Section 170(b)(1)(A)(ii) by an employer that is a state or a political subdivision of a state (or an agency or instrumentality of any such entity), or

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(c)	A minister employed by a Section 501(c)(3) organization, a self-employed minister, or some other minister described in Internal Revenue Code Section 414(e)(5)(A).

Generally a tax-sheltered annuity can only be purchased or set up for an eligible employee by such an eligible employer (not by the employee).
A tax-sheltered annuity is prohibited from making a distribution attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

1.	after the employee reaches age 59 1/2,

2.	upon the employee’s separation from service;

3.	upon the employee’s death or disability;

4.	in the case of hardship (but income attributable to such contributions cannot be distributed for hardship); or

5.	as a qualified reservist distribution upon certain calls to active duty.

Contributions to a tax-sheltered annuity are subject to two annual limits, i.e., (a) an overall limit on all annual additions (which include elective deferrals, non-elective employer contributions, and employee after-tax contributions, but not rollover contributions, which are described below) that are made to all tax-sheltered annuities and other Qualified Plans maintained by the eligible employer for the eligible employee and (b) a separate lower dollar limit on all elective deferrals made for the eligible employee under all tax-sheltered annuities and other Plans maintained by the eligible employer. In addition, an eligible employee who has attained age 50 by the end of the calendar year can have the eligible employer make additional catch-up elective deferrals under all tax-sheltered annuities and other Plans maintained by such employer for such employee that are subject to their own separate limits.
The general limit on the total annual additions for any year to tax-sheltered annuities and other defined contribution Plans maintained by an eligible employer for the benefit of an eligible employee is the lesser of (a) $49,000 (for 2011) or (b) 100% of the eligible employee’s includible compensation (which generally is the amount of income and benefits received from the employer that must be included in income, including elective deferrals). The annual limit is adjusted for cost-of-living increases, at $1,000 increments. A minister or church employee may qualify for higher alternative limits. See Internal Revenue Service Publication 571, “Tax-Sheltered Annuity Plans (403(b) Plans)” for details.
Salary reduction contributions and other elective deferrals under all tax-sheltered annuities and other Plans maintained by this eligible employer may not exceed $16,500 annually for 2011 (adjusted thereafter for cost-of-living increases at $500 increments). For a Participant with fifteen or more years of service with an educational organization described in Internal Revenue Code Section 170(b)(1)(A)(ii), a hospital, home health agency, health and welfare agency, church, or convention or association of churches (or associated organization), the annual limit on elective deferrals to this Participant’s tax-sheltered annuity maintained by such a Qualified Organization is increased under Internal Revenue Code Section 402(g)(7) by the lesser of:

(i)	$3,000, or

(ii)	$15,000 reduced by the sum of (A) Excludable Amounts allowed in prior years by limit increases under this rule and (B) designated Roth contributions for prior years, or

(iii)	$5,000 times the number of years of service this Participant has had with this Qualified Organization, less the total elective deferrals made for him by this Qualified Organization for prior taxable years.

The dollar limits for annual additions and elective deferrals for a Participant age 50 or older by the end of the calendar year are further increased by an additional catch-up contribution limit of $5,500 for 2011 (adjusted thereafter for cost-of-living increases at $500 increments).
Taxation of Amounts Received from Qualified Plans. All annuity payments received after retirement will be based on realized and unrealized capital gains as well as amounts representing Purchase Payments on behalf of a Participant and the Participant’s pro rata share of investment income. All such annuity payments will be taxed under Section 72 of the Internal Revenue Code as ordinary income in the year of receipt to the extent that they exceed the Participant’s Investment in the Contract. The Investment in the Contract is the amount of Purchase Payments made by or on behalf of such Participant which are a part of his or her taxable income in the year in which such payments are made; i.e. those which are not deductible. In general, the Participant’s Investment in the Contract is divided by the expected number of payments to be made under the Contract determined in accordance with the simplified method set forth in Internal Revenue Service Notice 98-2. The amount so computed constitutes the Excludable Amount, which is the amount of each annuity payment considered a return of capital in each year and therefore not taxable. The rules for determining the Excludable Amount are contained in Section 72 of the Internal Revenue Code, and require adjustment for payments required under the Contract to be made, regardless of the Participant’s death, for a term of years, and in the case of a joint and survivor annuity payable to a named beneficiary

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following the death of the Participant. The Participant may not recover tax-free more than his Investment in the Contract. Thus, if a Participant’s payments continue to be made longer than expected, all amounts received are taxable after the Investment in the Contract is recovered. Similarly, if a Participant dies before recovering his Investment in the Contract, a deduction is permitted for the unrecovered amount.
For non-periodic amounts from certain Qualified Plans, Internal Revenue Code Section 72(e) provides special rules and definitions that generally treat a portion of each amount received as a tax-free recovery of the Investment in the Contract, based on the ratio of the Investment in the Contract over the value of the Contract at the time of distribution. In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Plan, as indicated below, and these rules may change. Accordingly, a Participant is advised to consult with a qualified tax adviser before taking or receiving any amount from a Qualified Plan.
Penalty Tax on Premature Distributions. There is an additional penalty income tax on any premature distribution from a Qualified Plan under Internal Revenue Code Section 72(t) that is equal to 10% of any amount received or deemed received that is includible in gross income. A premature distribution is generally any amount received or deemed received before age 59 1/2. However, this penalty income tax does not apply to any of the following distributions:

(a)	An amount that is transferred or timely rolled over to an eligible retirement plan as described below;

(b)	A distribution made after death;

(c)	A distribution attributable to becoming disabled, within the meaning of Internal Revenue Code Section 72(m)(7);

(d)	A part of a series of substantially equal periodic payments that are made (not less frequently than annually) for life (or life expectancy) or for applicable joint lives (or joint life expectancies) and that begin after separation from service;

(e)	A distribution made after age 55 and separation from service;

(f)	Any amounts distributed to the extent that they do not exceed the amount of unreimbursed medical expenses for the calendar year that exceed 7.5% of adjusted gross income for such year;

(g)	A payment to a spouse, former spouse or other alternative payee pursuant to a qualified domestic relations order under Internal Revenue Code section 414(p);

(h)	A distribution due to an Internal Revenue Service levy; or

(i)	A distribution to a qualified reservist upon certain calls to active duty.

If the 10% penalty tax is not applicable due to qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death, disability or a method change allowed by IRS Rev. Rul. 2002-62), the 10% penalty tax will be applied retroactively to all the prior periodic payments (made prior to age 59 1/2), unless such modification is made after both (i) attainment of age 59 1/2 and (ii) lapse of five years since the first of these periodic payments. Such a modification could include (or result from) certain additions to, or transfers or rollovers from, an account balance. See IRS Rev. Rul. 2002-62, Section 2.02(e).
Required Minimum Distributions. Amounts held in a Qualified Plan cannot continue to accumulate on a tax-deferred basis indefinitely. Such amounts must be distributed eventually (as required minimum distributions), generally upon the Participant’s attaining age 70 1/2 (before death) or upon the Participant’s death. If the full amount of a required minimum distribution is not distributed timely, the Participant (or beneficiary) may have to pay a 50% penalty excise tax under Internal Revenue Code Section 4974 on the amount not so timely distributed.
Once the Participant attains age 70 1/2, the entire interest under the Contract must begin to be distributed:

(a)	No later than the required beginning date, or

(b)	By periodic distributions, starting no later than the required beginning date, over the Participant’s life or the lives of the Participant and a designated beneficiary (or over a period not extending beyond the Participant’s life expectancy or the joint and last survivor life expectancy of the Participant and a designated beneficiary).

If a Participant has multiple contracts under a Plan, required minimum distributions may be satisfied in varying proportions so long as aggregate distributions total the minimum for the entire Plan.
The required beginning date is April 1 of the calendar year following the calendar year in which the Participant reaches age 70 1/2, or if later and allowed by the Plan, April 1 of the calendar year following the calendar year in which the Participant retires from employment with the employer maintaining such Plan (such later date is not permitted for a 5% owner, unless the Plan is a governmental or church plan).
If the Participant dies after required minimum distributions have begun (because of the age 70 1/2 rule), generally the remaining interest in the Contract must be distributed at least as rapidly as under the method of distributions being used as of

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the Participant’s date of death.
If the Participant dies before required minimum distributions have begun, generally the entire interest in the Contract must be distributed by December 31 of the fifth calendar year (the 5-Year rule) following the Participant’s year of death, except to the extent that an individual designated beneficiary can qualify for an exception.
One exception to the 5-Year rule noted above allows the Participant’s interest that is payable to an individual designated beneficiary to be distributed over the life or life expectancy of such designated beneficiary. Another exception to the 5-Year rule allows distributions of the Participant’s interest payable to a surviving spouse, who is the sole designated beneficiary, to be deferred to the date on which the deceased Participant would have attained age 70 1/2. In addition, if the surviving spouse dies before the spouse’s required beginning date, then the surviving spouse may be treated as the deceased owner of the Contract for determining required minimum distributions thereafter.
The required minimum distribution amount is determined generally by dividing the account balance by the life expectancy of the Participant or beneficiary, as applicable. Required minimum distributions also can be made in the form of annuity payments that satisfy the rules set forth in the United States Treasury Department regulations relating to required minimum distributions.
Rollovers and Other Transfers. The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (a) the type of transferor Plan and transferee Plan, (b) whether the amount involved is transferred directly between Plan fiduciaries (a direct transfer or a direct rollover) or is distributed first to a Participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a 60-day rollover), and (c) whether the distribution is made to a Participant, spouse or other beneficiary. Accordingly, a Participant is advised to consult with a qualified tax adviser before receiving any amount from a Contract in a Qualified Plan or Plan or attempting some form of rollover or transfer with a Contract in a Qualified Plan or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g. a tax-sheltered annuity or TSA) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g. a TSA that is subject to the same kinds of salary reduction restrictions). Such a direct transfer between the same kind of Plan is generally not treated as any form of distribution out of such a Plan for federal income tax purposes.
However, United States Treasury Reg. §1.403(b)-10(b) allows a TSA contract of a Participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the Participant or beneficiary has an accumulated benefit after such exchange that is no less than such Participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such Participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the Participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g. plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the Participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, that Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g. for a different eligible employer).
By contrast, an amount distributed from one type of Plan (e.g. a tax-sheltered annuity) into a different type of Plan (e.g. a traditional individual retirement account or annuity under Internal Revenue Code Section 408(a) or (b), i.e., a traditional individual retirement account) generally is treated as a distribution out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a direct rollover (made directly to another Plan fiduciary) or as a 60-day rollover. The tax restrictions and other rules for a direct rollover and a 60-day rollover are similar in many ways, but if any Eligible Rollover Distribution made from certain types of Qualified Plans is not transferred directly to another Plan fiduciary by a direct rollover, then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a 60-day rollover by the recipient. If any amount less than 100% of such a distribution (e.g. the net amount after the 20% withholding) is transferred to another plan in a 60-day rollover, the missing amount that is not rolled over remains subject to income tax plus any applicable penalty tax.
Under Internal Revenue Code Sections 402(f)(2)(A) and 3405(c)(3) an Eligible Rollover Distribution (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a direct rollover) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of eligible retirement

26

plan: (1) a Qualified Plan under Internal Revenue Code Section 401(a), (2) a Qualified Plan under Internal Revenue Code Section 403(a), (3) a tax-sheltered annuity under Internal Revenue Code Section 403(b), or (4) a governmental Internal Revenue Code Section 457(b) Plan. However, an Eligible Rollover Distribution does not include any distribution that is either:

(i)	a required minimum distribution amount;

(ii)	one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

(iii)	any distribution made upon hardship of the employee.

In addition, the Internal Revenue Service in its Publication 560 has taken the position that an Eligible Rollover Distribution does not include certain other amounts described therein, such as (1) a return of nondeductible employee contributions or of certain excess contributions, or (2) loans or costs of insurance that are treated as distributions.
Before making an Eligible Rollover Distribution, a Plan administrator generally is required under Internal Revenue Code Section 402(f) to provide the recipient with advance written notice of the direct rollover and 60-day rollover rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by direct rollover. Generally, under Internal Revenue Code Sections 402(c), 403(b)(8) and 457(e)(16), a direct rollover or a 60-day rollover of an Eligible Rollover Distribution can be made to a traditional individual retirement account or to another eligible retirement plan that agrees to accept such a rollover. However, the maximum amount of an Eligible Rollover Distribution that can qualify for a tax-free 60-day rollover is limited to the amount that otherwise would be includable in gross income. By contrast, a direct rollover of an Eligible Rollover Distribution can include after-tax contributions as well, if the direct rollover is made either to a traditional individual retirement account or to another form of eligible retirement plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Internal Revenue Code Section 457(b) Plan from either a Qualified Plan under Internal Revenue Code Section 401(a), tax-sheltered annuity or individual retirement account. These amounts, when later distributed from the governmental Internal Revenue Code Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a predecessor Qualified Plan.
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the Internal Revenue Service. In addition, Internal Revenue Code Section 1400Q allows certain amounts to be recontributed within three years as a rollover contribution to a plan from which a distribution for relief from a certain disaster was taken.
Certain Mandatory Distributions. With a 403(b) Plan, if the distributee of any mandatory distribution that is described in Internal Revenue Code Section 401(a)(31)(B)(ii) and that exceeds $1,000 does not elect to have such distribution paid either to such distributee or in a direct transfer to an eligible retirement plan pursuant to Internal Revenue Code Section 401(a)(31)(A), such distribution must be paid in a direct transfer to an individual retirement plan designated by the sponsoring employer (or by another Plan fiduciary), and the distributee must be notified in writing about such transfer and that such distribution may be transferred to another individual retirement plan, in accordance with Internal Revenue Code Section 401(a)(31) and/or Internal Revenue Code Reg. §1.403(b)-7(b)(5) (and to the extent required thereby).
Withholding of Tax on Distributions and Transfers. The withholding of federal income taxes depends upon whether a distribution is an Eligible Rollover Distribution. There is a mandatory income tax withholding of 20% of the amount of any Eligible Rollover Distribution that is not paid in a direct rollover to another Qualified Plan, as explained above. Federal income taxes will be withheld pursuant to Code section 3405 from the taxable portion of any distribution that is not an Eligible Rollover Distribution, as follows:

(a)	Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding of 10%, unless the recipient is eligible and elects not to have such tax withheld.

(b)	Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is subject to federal income tax withholding as if the recipient were married claiming three exemptions, unless the recipient is eligible and elects out or requests a different rate.

Additional withholding will not be made for the 10% additional penalty tax on premature distributions; however, the recipient may need to pay estimated taxes to avoid an estimated tax penalty. Regardless of any election not to have such tax withheld or any amount of tax actually withheld on an amount received from a Contract, the recipient is responsible for any failure to pay the full amount of tax due on the taxable portion of the amount received. If withholding and estimated tax

27

payments are insufficient to satisfy the total tax liability, penalties may be imposed by the Internal Revenue Service.
Other Penalties and Prohibited Transactions. Contracts in Qualified Plans are subject to federal penalty taxes not just on premature distributions and failure to make required minimum distributions but also on excess contributions. The penalty taxes on excess contributions can vary by the type of Qualified Plan and which person made the excess contribution (e.g. employer or an employee). In addition, Internal Revenue Code Section 4975 imposes a penalty tax of 15% (and in some cases 100%) where a disqualified person (e.g. an employer) engages in a prohibited transaction (e.g. borrowing money from the Plan). Similarly, ERISA Section 406 prohibits a Plan fiduciary from engaging in certain prohibited transactions.
Tax Ownership of Assets Held in Separate Account (B). In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The Internal Revenue Service has stated in published rulings that a variable contract owner will be considered the owner of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the tax owner of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The United States Treasury Department indicated in 1986 that, in regulations or revenue rulings under Internal Revenue Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the Internal Revenue Service has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts.
For instance, the Internal Revenue Service in its Internal Revenue Service Ruling 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g. where such shares can be purchased directly by the general public or others without going through such a variable contract), such public availability means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). More specifically, Internal Revenue Service Ruling 2003-92 extended this public availability doctrine to interests in a non-registered limited partnership that are not publicly traded but are available directly to qualified buyers through private placements (as well as through variable contracts), holding that such limited partnership interests should be treated as owned directly by a variable contract owner (and not by the insurer). By contrast, where such limited partnership interests are available exclusively through the purchase of a variable insurance contract, Internal Revenue Service Ruling 2003-92 held that such investment assets should be treated as owned by the insurer (and not by the contract owner). None of the shares or other interests offered in Separate Account (B) for any Contract are available for purchase except through an insurer’s variable contracts.
Federal Tax Status of Separate Account (B)
Separate Account (B) is not qualified as a “regulated investment company” under subchapter M of the Internal Revenue Code, as it is not taxed separately from CAC. While Separate Account (B) is part of the total operations of CAC, under existing federal income tax law, no taxes are payable on the investment income and realized capital gains which are reinvested in Separate Account (B) and which are taken into account in determining the value of the Accumulation Unit and the value of the Annuity Unit and which are not distributed to Participants except as part of annuity payments.
Both investment income and realized capital gains are accumulated and reinvested.
The investment results credited to a Participant’s account are not taxable to the Participant until benefits are received. At that time, there is no distinction made between investment income and realized and unrealized gains in determining either the amount of the Participant’s benefits, or the taxes paid by the Participant on these benefits. All payments generally are taxable to the recipient as ordinary income as received. A Participant may wish to consult a tax adviser for more complete information.
Employee Retirement Income Security Act
ERISA contains many provisions which may apply to certain annuity plans described under Sections 403(b) of the Internal Revenue Code, including those offered hereunder. Contractholders may be subject to many requirements and duties, including reporting and disclosure requirements, requirements regarding the form and timing of benefit payments, fiduciary responsibilities (including investment responsibilities) and prohibitions on certain transactions involving or affecting the assets of the plan. Failure to comply with ERISA may result in exposure of the Contractholder to civil and criminal sanctions.
Certain modifications in the Contracts described in this prospectus may be required from time to time by ERISA or other laws. Such modifications may be made by CAC in accordance with provisions in the Contracts which permit CAC to amend the Contracts to conform to applicable law. Contractholders will be informed of any such modifications.
This prospectus does not furnish detailed information concerning the requirements of ERISA or the Internal Revenue Code,

28

and those requirements may vary depending upon the particular circumstances regarding each employer and each Contractholder. Also, the foregoing descriptions under “Federal Tax Treatment of Participants” apply under federal income tax laws in effect on April 13, 2011, and the federal tax treatment of Participants may change. It is therefore recommended that employers, Contractholders and potential Purchasers consult with counsel or other competent advisers regarding the impact of ERISA and the Internal Revenue Code.
LEGAL MATTERS
Separate Account (B) is not involved in any pending legal proceedings. The principal underwriter for Separate Account (B), CNA Investor Services, Inc., is not involved in any pending legal proceedings. CAC is involved in litigation arising in the ordinary course of its insurance business. Because of the nature of litigation, it is not possible to predict the outcome of these actions; however, in the opinion of the management of CAC, such litigation will not materially adversely affect the business or financial position of CAC or Separate Account (B) or the ability of CAC to perform its obligations under the Investment Advisory Agreement.
Legal matters in connection with the offering made hereby have been passed upon by Lynne Gugenheim, Senior Vice President and Deputy General Counsel of CAC.
REPORTS TO PARTICIPANTS
Semi-annually, CAC will provide a financial report to each Participant covering the most recent six months or calendar year, as applicable. These reports will include general information on Separate Account (B), including a schedule of its investments in securities as of the close of the applicable period. CAC will also provide a statement of the Participants’ equity in Separate Account (B), showing the changes therein for the reported period. Reports issued as of the close of a calendar year will contain financial statements which have been audited by Separate Account (B)’s independent registered public accounting firm.
FINANCIAL STATEMENTS
The following financial statements of Separate Account (B), the notes thereto and the Independent Registered Public Accounting Firm’s Report with respect thereto are incorporated into the SAI by reference from Separate Account (B)’s 2010 Annual Report to Participants: Statement of Operations; Statement of Assets and Liabilities; Statement of Changes in Participants’ Equity; and Schedule of Investments. Copies of the 2010 Annual Report to Participants may be obtained, at no charge, by contacting in writing or by telephone:
Continental Assurance Company
Attn: Pension Client Services — 42nd Floor
333 South Wabash Avenue
Chicago, Illinois 60604
Telephone: (800) 351-3001
Website: www.cna.com/sab/
Internet e-mail: sab@cna.com
In addition, the SEC maintains a website (www.sec.gov) that contains the 2010 Annual Report to Participants and other information about Separate Account (B).
Financial statements of CAC, the notes thereto and the Independent Auditors’ Report with respect thereto are set forth in the SAI. Such financial statements are included therein solely for the purpose of informing investors as to the financial position and operations of CAC and are not financial statements of Separate Account (B).

29

30

GLOSSARY
We have capitalized some of the terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.
Accumulation Unit: an accounting unit used to measure the value of a Participant’s account before annuity payments begin. The term “equity unit”, which is used in some outstanding Contracts, is synonymous with “Accumulation Unit”.
Administrative Service Agreement: an agreement between CAC and Separate Account (B) under which CAC provides certain administrative services for Separate Account (B).
Annuitant: the person on whose life annuity payments are based.
Annuity: a series of payments for life; with either a minimum number of payments or a determinable sum guaranteed; or for the joint lifetime of the person receiving payments and another person and thereafter during the lifetime of the survivor.
Annuity Unit: an accounting unit used to calculate the amount of annuity payments.
CAC: Continental Assurance Company. References in this prospectus to “we”, “our” or “us” refer to Continental Assurance Company.
CCC: Continental Casualty Company.
CNAF: CNA Financial Corporation.
Committee: a four member board in which the supervision of Separate Account (B) is vested.
Contract: a group variable annuity contract described by this prospectus.
Contractholder: the entity to which the Contract is issued, usually the employer for 403(b) Plans. References in this prospectus to “you” or “your” refer to Contractholders.
Eligible Rollover Distribution: distribution as described in Section 402(c)(2) and Section 402(c)(4) of the Internal Revenue Code from a 403(b) Plan.
ERISA: the Employee Retirement Income Security Act of 1974, as amended.
Five Percent Owner or 5% Owner: a person who owns or has owned (or is considered as owning or as having owned through the application of certain attribution rules) (a) more than 5% of the outstanding stock of an employer which is a corporation or stock possessing more than 5% of the total combined voting power of such corporation, or (b) if the employer is not a corporation, more than 5% of the capital or more than a 5% interest in the profits of the employer.
Fixed Annuity: an annuity providing for payments which remain fixed throughout the payment period and which do not vary with the investment experience of Separate Account (B).
403(b) Plan: a plan that provides for deferred income tax treatment for annuity purchase plans adopted by public school systems and certain tax-exempt organizations under Section 403(b) of the Internal Revenue Code.
Internal Revenue Code: the Internal Revenue Code of 1986, as amended.
Investment Advisory Agreement: an agreement between CAC and Separate Account (B) under which CAC acts as the investment adviser to Separate Account (B).
Net Purchase Payment: the amount applied to the purchase of Accumulation Units, which is equal to the Purchase Payment less the deduction for sales and administrative charges.
1940 Act: the Investment Company Act of 1940, as amended.
Participant: a person who has an interest in Separate Account (B) because such person makes Purchase Payments or they are made for such person.
Plan: a 403(b) Plan.
Portfolio Management Committee: a three person committee in which the management of Separate Account (B)’s portfolio is vested.
Purchase Payments: amounts paid to CAC by or for a Participant.
Qualified Plan: a tax-qualified retirement plan or arrangement.
SAI: the Statement of Additional Information which is incorporated by reference into this filing and contains additional information about Separate Account (B) and CAC.

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SEC: the United States Securities and Exchange Commission.
Separate Account (B): Continental Assurance Company Separate Account (B), which consists of assets set aside by CAC in an account which does not contain the investment experience of other assets or liabilities of CAC.
TCC: The Continental Corporation.
Valuation Date: each day on which the New York Stock Exchange and CAC are open for business, and on each other day in which CAC is open for business and there is a sufficient degree of trading in the portfolio securities of Separate Account (B) that the current net asset value of Accumulation Units might be materially affected by changes in the value of such securities, with each day of valuation being referred to as a Valuation Date. CAC is scheduled to be closed for business on the following business days: 5/30/11, 7/4/11, 9/5/11, 11/24/11, 11/25/11, 12/26/11, 1/2/12, 1/16/12, and 2/20/12.
Variable Annuity: an annuity providing for payments varying in amount according to the investment experience of Separate Account (B).

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Group
Variable
Annuity
Contracts
PROSPECTUS
Dated: April 13, 2011
CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

STATEMENT OF ADDITIONAL INFORMATION GROUP VARIABLE ANNUITY CONTRACTS
This Statement of Additional Information provides certain information about Continental Assurance Company Separate Account (B), which is a separate account created by Continental Assurance Company, and certain Group Variable Annuity Contracts sold by CAC. This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Separate Account (B), dated April 13, 2011.
For a free copy of the prospectus, please call or write us at:
Continental Assurance Company
Attn: Pension Client Services — 42nd Floor
333 South Wabash Avenue
Chicago, Illinois 60604
Telephone: (800) 351-3001
Website: www.cna.com/sab/
Internet e-mail: sab@cna.com
In addition, the Securities and Exchange Commission maintains a website (www.sec.gov) that contains the prospectus, material incorporated by reference and other information about Separate Account (B).
CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)
DATED: April 13, 2011

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND IN THE PROSPECTUS. NEITHER CONTINENTAL ASSURANCE COMPANY NOR SEPARATE ACCOUNT (B) HAVE AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM THAT WHICH IS SET FORTH IN THIS STATEMENT OF ADDITIONAL INFORMATION AND IN THE PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE TO PURCHASE ANY SECURITIES. SUCH OFFERS MAY BE MADE ONLY BY THE PROSPECTUS.

GLOSSARY
The following terms have the indicated meanings when used in this Statement of Additional Information:
Accumulation Unit: an accounting unit used to measure the value of a Participant’s account before annuity payments begin. The term “equity unit”, which is used in some outstanding Contracts, is synonymous with “Accumulation Unit”.
CAC: Continental Assurance Company. References in this Statement of Additional Information to “we”, “our” or “us” refer to Continental Assurance Company.
CCC: Continental Casualty Company.
CNAF: CNA Financial Corporation.
Committee: a four member board in which the supervision of Separate Account (B) is vested.
Contract: a group variable annuity contract described in this Statement of Additional Information.
Investment Advisory Agreement: an agreement between CAC and Separate Account (B) under which CAC acts as the investment adviser to Separate Account (B).
1940 Act: the Investment Company Act of 1940, as amended.
Participant: a person who has an interest in Separate Account (B) because such person makes Purchase Payments or they are made for such person.
Portfolio Management Committee: a three person committee in which the management of Separate Account (B)’s portfolio is vested.
Purchase Payments: amounts paid to CAC by or for a Participant.
SAI: the Statement of Additional Information.
SEC: the United States Securities and Exchange Commission.
Separate Account (B): Continental Assurance Company Separate Account (B), which consists of assets set aside by CAC, the investment experience of which is kept separate from that of other assets of CAC.
TCC: The Continental Corporation.
Variable Annuity: an annuity providing for payments varying in amount in accordance with the investment experience of Separate Account (B).

MANAGEMENT OF SEPARATE ACCOUNT (B)
OFFICERS AND MEMBERS OF THE COMMITTEE

OTHER
DIRECTOR-
				NUMBER OF	SHIPS
				PORTFOLIOS IN	HELD BY
		TERM OF	PRINCIPAL	FUND COMPLEX	COMMITTEE
	POSITION(S)	OFFICE AND	OCCUPATION(S)	OVERSEEN BY	MEMBER DURING
NAME,	HELD WITH	LENGTH OF	DURING	COMMITTEE	THE LAST 5
ADDRESS AND AGE	FUND	TIME SERVED	THE LAST 5 YEARS	MEMBER	YEARS
DISINTERESTED COMMITTEE MEMBERS

Richard T. Fox 333 South Wabash Avenue Chicago, Illinois 60604 Born February 15, 1938	Committee Member	One Year Since February 1986	Financial Consultant	One	None

Petrine J. Nielsen 333 South Wabash Avenue Chicago, Illinois 60604 Born June 27, 1940	Committee Member	One Year Since June 2004	Retired	One	None

Peter J. Wrenn 333 South Wabash Avenue Chicago, Illinois 60604 Born February 10, 1936	Committee Member	One Year Since April 1987	Chairman and Chief Executive Officer of Hudson Technology, Inc. (tooling and manufacturing)	One	None

INTERESTED COMMITTEE MEMBER AND EXECUTIVE OFFICERS

Edward J. Lavin 333 South Wabash Avenue Chicago, Illinois 60604 Born June 21, 1968	Committee Member; Chairman and President	One Year Since March 2011	Assistant Vice President of CAC and CCC since April 2009; Member of Portfolio Management Committee since March 2011; prior thereto Director of CAC and CCC	One	None

Thomas C. Scott 333 South Wabash Avenue Chicago, Illinois 60604 Born March 4, 1947	Principal Executive Officer	N/A Since July 2009	Senior Vice President of CAC’s Life and Group Operations	N/A	N/A

Lawrence J. Boysen 333 South Wabash Avenue Chicago, Illinois 60604 Born December 3, 1955	Principal Financial and Accounting Officer	N/A Since July 2009	Senior Vice President and Corporate Controller of CAC and CCC	N/A	N/A

*	An “interested person” within the meaning of Section 2(a)(19) of the 1940 Act by virtue of his/her employment with CAC or any of its affiliated companies.

OTHER
DIRECTOR-
				NUMBER OF	SHIPS
				PORTFOLIOS IN	HELD BY
		TERM OF	PRINCIPAL	FUND COMPLEX	COMMITTEE
	POSITION(S)	OFFICE AND	OCCUPATION(S)	OVERSEEN BY	MEMBER
NAME, ADDRESS	HELD WITH	LENGTH OF	DURING	COMMITTEE	DURING THE
AND AGE	FUND	TIME SERVED	THE LAST 5 YEARS	MEMBER	LAST 5 YEARS
INTERESTED COMMITTEE MEMBER AND EXECUTIVE OFFICERS (CONTINUED)

Michael P. Coffey 333 South Wabash Avenue Chicago, Illinois 60604 Born October 10, 1966	Chief Compliance Officer	One Year Since August 2004	Assistant Vice President and Assistant General Counsel of CAC and CCC since April 2006; prior thereto Director and Senior Counsel of CAC and CCC	N/A	N/A

As of March 31, 2011, the beneficial ownership of units of Separate Account (B) by each Committee Member and Executive Officer is as set forth below:

		AGGREGATE DOLLAR RANGE OF EQUITY
	DOLLAR RANGE OF	SECURITIES IN ALL FUNDS
NAME OF COMMITTEE MEMBER OR	EQUITY	OVERSEEN BY COMMITTEE MEMBER OR
EXECUTIVE OFFICER	SECURITIES IN THE FUND	EXECUTIVE OFFICER
DISINTERESTED COMMITTEE MEMBERS

Richard T. Fox	$0	$0
Petrine J. Nielsen	$0	$0
Peter J. Wrenn	$0	$0

INTERESTED COMMITTEE MEMBER AND EXECUTIVE OFFICERS
Edward J. Lavin*	$0	$0
Thomas C. Scott	$0	$0
Lawrence J. Boysen	$0	$0
Michael P. Coffey	$0	$0

*	An “interested person” within the meaning of Section 2(a)(19) of the 1940 Act by virtue of his/her employment with CAC or any of its affiliated companies.

As of March 31, 2011, the Committee Members, CAC and its executive officers and the other executive officers of Separate Account (B), individually or as a group in the aggregate, own less than 1% of the outstanding units of Separate Account (B). No Participant owns 5% or more of the outstanding units of Separate Account (B).
ADDITIONAL INFORMATION REGARDING THE COMMITTEE
STANDING COMMITTEES
Given the size of Separate Account (B), the Committee does not have a standing Nominating Committee or a nominating charter. The Committee believes the disinterested Committee Members are capable of performing the functions of the Nominating Committee and, therefore, perform such functions. The disinterested Committee Members consider nominations for Committee Members from Participants, as well as other Committee Members, and any other sources they deem reasonable. The disinterested Committee Members, to serve the best interests of the Participants, carefully review the qualifications of each nominee and determine which nominees should be submitted to a vote of the Participants at the Annual Meeting. Participants may nominate Committee Members by submitting nominations to the Secretary of the Committee at the address set forth on page 1.
In evaluating potential Committee Member nominees, including those identified by Participants, our disinterested Committee Members seek individuals with talent, ability and experience from a wide variety of backgrounds to provide a diverse spectrum of experience and expertise relevant to Separate Account (B). A candidate should represent the interests of all Participants, and not those of a special interest group, have a reputation for integrity and be willing to make a significant commitment to fulfilling the duties of a Committee Member. Our disinterested Committee Members will screen and evaluate qualified disinterested Committee Member nominees based on the criteria set forth above, as well as other relevant considerations. Our disinterested Committee Members will retain full discretion in considering their nomination recommendations to our Committee.
In identifying, evaluating and nominating individuals to serve as Committee Member of Separate Account (B), including those identified by Participants, our disinterested Committee Members do not rely on any predetermined diversity guidelines or rules. Rather, our disinterested Committee Members believe that Separate Account (B) is best served by Committee Members with a wide range of perspectives, professional experiences, skills and other individual qualities and attributes.
Richard T. Fox. Mr. Fox has served as a Chief Investment Officer for various large institutions, where he managed billions of dollars in assets. Mr. Fox is a self-employed financial consultant, which provides him with skills in evaluating businesses and experience in providing advice to third parties on financial transactions. These provide him with valuable experience in overseeing the management of investment portfolios such as Separate Account (B)’s. Mr. Fox’s knowledge and experience also enables him to serve as the financial expert on Separate Account (B)’s Audit Committee. Mr. Fox has been a Committee Member of Separate Account (B) since 1986.
Petrine J. Nielsen. Ms. Nielsen has experience as a former Senior Vice President of operations and client management of a shareholder services company. She also has over twenty years of experience at a large bank in the areas of corporate lending and shareholder services. These experiences have provided her with a deep knowledge of the issues faced by investment companies and their participants. In addition, her previous service on the board of two trust companies provides her with an important perspective and experience in overseeing the management of the operational aspects of investment companies such as Separate Account (B). Ms. Nielsen has been a Committee Member of Separate Account (B) since 2004.
Peter J. Wrenn. As Chairman and Chief Executive Officer of a tooling and manufacturing company, Mr. Wrenn has had extensive hands-on experience running a business. He also serves as a director of two manufacturing companies. His experience as a key executive at an operating company and board service provides a practical perspective and insight in overseeing the management of Separate Account (B)’s portfolio. Mr. Wrenn has been a Committee Member of Separate Account (B) since 1987.
Edward J. Lavin. Mr. Lavin is Assistant Vice President of Investment Analysis and Derivatives Accounting in the Investments Area of Separate Account (B)’s investment advisor, CAC, where he is responsible for the quantification, analysis, reporting and monitoring of various asset classes. Mr. Lavin is also a Chartered Financial Analyst charterholder. His experience and perspective provide valuable insight into the governance of Separate Account (B) and the composition of its portfolio. Mr. Lavin has been a Committee Member of Separate Account (B) since 2011.
Thomas C. Scott serves as principal executive officer of Separate Account (B) and Edward J. Lavin serves as Chairman of Separate Account (B). As such, the same person does not serve as both principal executive officer and Chairman of Separate Account (B). Mr. Lavin is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his employment with Separate Account (B)’s investment advisor, CAC. Separate Account (B) does not have a Lead Independent Director. Our Committee believes that this structure provides input and guidance for the Committee from both the interested Committee Member, as represented by the employee of CAC, and the disinterested Committee Members, which enable the Committee to fulfill its oversight role. Due to its small asset size, the single purpose nature of its business, and small Committee size consisting of disinterested Committee Members who control seventy-five percent of the Committee, Separate Account (B)’s Committee has determined that this leadership structure is appropriate.
Our Committee recognizes the importance of understanding, evaluating and, to the extent practicable, managing the risk associated with Separate Account (B)’s investment portfolio and operations. As part of its oversight responsibility, CAC’s management provides periodic reports to our Committee which, among other things, seek to identify the principal risks facing Separate Account (B), identify and evaluate policies and practices which promote a culture that actively balances risk and reward, and evaluate risk management practices. These reports enable the disinterested Committee Members to conduct meaningful and substantive discussions concerning these issues during full Committee deliberations.
Messrs. Fox and Wrenn and Ms. Nielsen serve as members of the Audit Committee. The Audit Committee is responsible for administering Separate Account (B)’s policies in matters of accounting and control in its oversight of Separate Account (B)’s financial reporting process. The Audit Committee meets with the independent registered public accounting firm at least annually, including outside the presence of CAC’s management, to review the financial statements as to their conformity with accounting principles generally accepted in the United States of America and the independent registered public accounting firm’s opinion. In addition, the Audit Committee considers the independence of and hires the independent registered public accounting firm. The Audit Committee performs its duties in accordance with the Audit Charter.

MEETINGS
The Committee held four meetings in 2010. Each current Committee Member attended all such meetings. While there is no formal policy regarding attendance at the Annual Meeting of Participants, all of the current Committee Members attended the Annual Meeting of Participants held on May 6, 2010. The Audit Committee held two meetings in 2010, which were attended by all of its members.
COMMUNICATIONS
Communications to the Committee, including nominations for Committee Members, should be addressed to the Secretary of the Committee at the address set forth on the cover page of this SAI. The Secretary of the Committee will relay all communications to the Committee Members by the next upcoming meeting of the Committee.
CERTAIN MATERIAL RELATIONSHIPS OF NOMINEES FOR COMMITTEE MEMBER
No Committee Member has served as an officer of Separate Account (B) or CAC or had any other material interest in or relationship with, or purchased securities from, Separate Account (B), CAC or any of their respective affiliates during the past five years, except for Mr. Lavin who is affiliated with CAC.
REMUNERATION OF COMMITTEE MEMBERS AND OFFICERS
Separate Account (B) pays Committee Members not employed by CAC or any of its affiliated companies, a fee for their service of $10,000 per annum and reimburses Committee Members for expenses incurred in attending Committee meetings. No payments of fees or expenses are made by Separate Account (B) to any Committee Member who is an officer or employee of or special consultant to CAC, CNAF or any of their affiliated companies. Therefore, Mr. Hemme, Ms. McGirr, and Mr. Lavin have not received nor will they receive any such payments. In addition, no executive officer of Separate Account (B) received any such payments from Separate Account (B). During 2010, no reimbursements were made for expenses incurred by Committee Members.
The following table sets forth information regarding the compensation of all Committee Members of Separate Account (B) for services rendered in 2010 to Separate Account (B) and to funds deemed to be included in the same fund complex as Separate Account (B). A fund complex for this purpose means any two or more funds that hold themselves out to investors as related companies or that have a common or related investment adviser.
Compensation Table

				TOTAL COMPENSATION
		PENSION OR	ESTIMATED	FROM FUND AND
	AGGREGATE	RETIREMENT BENEFITS	ANNUAL	FUND COMPLEX
NAME OF PERSON,	COMPENSATION	ACCRUED AS PART	BENEFITS UPON	PAID TO COMMITTEE
POSITION	FROM FUND	OF FUND EXPENSES	RETIREMENT	MEMBERS
Richard T. Fox, Committee Member	$10,000	None	None	$10,000
Petrine J. Nielsen, Committee Member	$10,000	None	None	$10,000
Peter J. Wrenn, Committee Member	$10,000	None	None	$10,000
Dennis R. Hemme,* Committee Member**	None	None	None	None
Marilou R. McGirr,* Committee Member***	None	None	None	None

*	An “interested person” as defined in Section 2(a)(19) of the 1940 Act.

**	Former Committee Member. Dennis R. Hemme resigned as a Committee Member effective March 25, 2011.

***	Former Committee Member. Marilou R. McGirr resigned as a Committee Member effective February 18, 2011.

EXECUTIVE OFFICERS
As of April 13, 2011, Separate Account (B) had four executive officers: Lawrence J. Boysen, Michael P. Coffey, Edward J. Lavin, and Thomas C. Scott. Information regarding the executive officers is contained in the table on pages 4 and 5 of this SAI. Other than Mr. Scott and Mr. Boysen, the officers of Separate Account (B) are elected annually for terms of one year or until their respective successors are elected and qualified. In their respective capacities as Senior Vice President, Life and Group Operations and Senior Vice President and Corporate Controller for CAC, and its affiliates, Mr. Scott and Mr. Boysen also act as the Chief Executive Officer and Principal Financial and Accounting Officer of Separate Account (B).

CODE OF ETHICS
The Committee for Separate Account (B) has adopted a Code of Ethics relating to, among other things, the personal investing activities of certain Committee members, officers and employees of Separate Account (B), certain directors, officers, and employees of CAC, as the investment adviser for Separate Account (B) (access persons) and certain directors, officers and employees of CNA Investor Services, Inc., the underwriter for Separate Account (B). The Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are subject to restrictions on their right to purchase or sell certain securities which may be purchased or held by Separate Account (B). In addition, access persons are required to report their personal securities transactions for monitoring purposes. A copy of the Code of Ethics is on file with the Securities and Exchange Commission and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. A copy of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request made to publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington D.C. 20549-0102. At no charge, copies of the Codes of Ethics for Separate Account (B), CAC and CNA Investor Services, Inc. may be obtained by contacting CAC at the address or phone number listed on the front cover of the prospectus.
PROXY VOTING POLICIES AND PROCEDURES
A description of Separate Account (B)’s policies and procedures regarding proxy votes relating to portfolio securities is attached as Appendix A. Information regarding how Separate Account (B) voted proxies relating to portfolio securities during the 12-month period ending June 30, 2010 is available without charge, by calling (800) 351-3001 and requesting it, or by going to the SEC’s website at www.sec.gov.
INVESTMENT ADVISORY SERVICES
All of the voting securities of CAC are owned by CCC, a stock casualty insurance company organized under the Illinois insurance code, located at 333 South Wabash Avenue, Chicago, Illinois 60604. All of the voting securities of CCC are owned by TCC, located at 333 South Wabash Avenue, Chicago, Illinois 60604. All of the voting securities of TCC are owned by CNAF, a Delaware corporation, located at 333 South Wabash Avenue, Chicago, Illinois 60604. Loews Corporation, a Delaware corporation, located at 667 Madison Avenue, New York, New York 10021-8087, owned approximately 90% of the outstanding voting stock of CNAF as of March 7, 2011.
Pursuant to the Investment Advisory Agreement, CAC provides Separate Account (B) with an investment program. The investment program complies with the investment objectives, policies and restrictions of Separate Account (B) and, in carrying out such program, CAC makes the investment decisions of Separate Account (B) and is responsible for the investment and reinvestment of Separate Account (B)’s assets. CAC performs research, statistical analysis and continuous supervision of Separate Account (B)’s investment portfolio, and CAC also furnishes office space for Separate Account (B) and pays the salary of the Committee Member who is employed by CAC or any of its affiliated companies. In return for its advisory services, Separate Account (B) pays CAC a fee at an annual rate of 0.50 of 1% of the average daily net asset value of Separate Account (B). Fees for investment advisory services were paid to CAC from Separate Account (B) for the past three years as follows: 2010, $141,609; 2009, $141,214; and 2008, $184,754. Although the fee is payable monthly, to date CAC has, with its consent, been paid quarterly. Separate Account (B)’s net assets on December 31, 2010, 2009, and 2008, were $22,575,210, $30,717,140 and $26,558,532.
The Investment Advisory Agreement may be terminated at any time by either party, without the payment of any penalty, on sixty days’ prior written notice. In the event the Investment Advisory Agreement is terminated, the assets of Separate Account (B) may be liquidated. In the event of such liquidation, the interest of any retired Participant in Separate Account (B) will be transferred by CAC to its regular reserves, and CAC will pay a fixed annuity for the lifetime of the Participant in the same form as the variable annuity held. Participants who are not retired will be offered an option to receive a lump sum settlement or to receive an immediate or deferred fixed annuity. Under Section 1035(a)(3) of the Internal Revenue Code, no gain or loss will be recognized on the exchange of a variable annuity for the fixed annuity. Liquidation of Separate Account (B) upon termination of the Investment Advisory Agreement may have adverse federal income tax consequences for a Participant electing to receive a lump sum settlement since the full amount of the settlement received may be taxable as ordinary income realized in the year of receipt.
Under a separate agreement with Separate Account (B), CNA Investor Services Inc., an affiliate of CAC, acts as principal underwriter of Separate Account (B). CAC pays CNA Investor Services Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B).
Under a separate agreement with Separate Account (B), CAC performs all administrative functions relative to Separate Account (B) and the variable annuity contracts of Separate Account (B). The amounts earned by CAC for these functions rendered to Separate Account (B) for each of the years 2010, 2009 and 2008 were $1,725, $2,745, and $2,934. The agreement covering administrative services does not cover the services covered by the Investment Advisory Agreement.
Although CAC no longer offers new Contracts to employers or other eligible entities and most Participants are not allowed under the Contracts to make additional Purchase Payments, it continues to honor and to service existing Contracts with eligible entities and Participants and to accept Purchase Payments from Participants who are allowed to make them under such Contracts. A Participant may make Purchase Payments as described in the prospectus at any time and under conditions described in the contract from CAC because the offering of the units is continuous.
CAC believes the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by CAC.
PORTFOLIO MANAGER
The portfolio of Separate Account (B) is managed by a Portfolio Management Committee consisting of Edward J. Lavin, J. Gregory McClain and Matthew J. Krimm. Messrs. Lavin, McClain and Krimm are responsible for the day-to-day management of Separate Account (B)’s portfolio.
Edward J. Lavin, CFA, is Assistant Vice President of Investment Analysis and Derivatives Accounting in the Investments Area of Separate Account (B)’s investment advisor, CAC, and its parent company CCC where he is responsible for the quantification, analysis, reporting and monitoring of various asset classes. From April 2000 to April 2009, he was Director of Investment Analysis and Derivatives Accounting in the Investments Area of Separate Account (B)’s investment advisor, CAC, and its parent company CCC. Mr. Lavin has been a member of the Portfolio Management Committee since March 2011. Mr. Lavin will serve as the lead member of the Portfolio Management Committee with respect to portfolio composition.
J. Gregory McClain has been a Director of Finance and Corporate Banking Relations of Separate Account (B)’s investment advisor, CAC, and its parent company CCC, since July 2009, where he is responsible for the financial and operating relationships with CAC’s and CCC’s banks. Mr. McClain also manages the cash operations of CAC’s and CCC’s Treasury area. From September 2006 until April 2009, Mr. McClain was Vice President, Senior Treasury Management Sales Officer at Bank of America, where he provided cash management and liquidity solutions for commercial banking clients. From October 2005 until September 2006, he was Vice President, Client Manager at Bank of America. Prior thereto, Mr. McClain was a registered securities representative and licensed broker at Edward Jones. Mr. McClain has been a member of the Portfolio Management Committee since February 2011, where he focuses on portfolio composition.
Matthew J. Krimm, CFA, has been a Senior Analyst in the Portfolio Analytics Group of Separate Account (B)’s investment advisor, CAC, and its parent company CCC, since February 2009, where he is responsible for monitoring and reporting on the risk attributes of CAC’s and CCC’s portfolio holdings. From August 2008 until February 2009, he was a research analyst for Leavitt Capital Management, Inc., a private investment management firm with an emphasis on various equity and non-equity strategies. At Leavitt Capital, Mr. Krimm assisted in management of their hedge funds and other investment accounts. From May 2006 through August 2008, Mr. Krimm was a research associate and assistant portfolio manager for Rydex Investments, a mutual fund company, focusing on enhanced equity indexing and asset allocation strategies. From May 2005 until May 2006, Mr. Krimm was an Institutional Trade Specialist for Rydex Investments. Mr. Krimm has been a member of the Portfolio Management Committee since February 2011, where he focuses on the risk attributes and composition of the portfolio.
Due to their roles with CAC and CCC, Messrs. Lavin, McClain and Krimm only devote a portion of their time and resources to Separate Account (B).
The Portfolio Management Committee is not primarily responsible for the day-to-day management of portfolios or other accounts. Messrs. Lavin, McClain and Krimm do not receive any compensation directly from Separate Account (B). Separate Account (B), however, does pay certain fees to CAC, whose parent company CCC pays 100% of Messrs. Lavin’s, McClain’s and Krimm’s compensation (e.g., salary, annual incentive bonus, long-term incentive compensation, retirement plans and other welfare and benefit plan arrangements). Messrs. Lavin’s, McClain’s and Krimm’s salary is fixed while their compensation from the annual incentive bonus, if applicable, and long-term incentive compensation, if applicable, varies depending on their contributions to CNAF and CNAF’s financial results. None of Messrs. Lavin’s, McClain’s and Krimm’s compensation is directly based on the performance of Separate Account (B) on either a pre-tax or after-tax basis nor is it based on the value of assets held in Separate Account (B). The dollar range of equity securities in Separate Account (B) beneficially owned by Messrs. Lavin, McClain and Krimm as of March 31, 2011 is: none.

SECURITIES CUSTODIAN
The custodian of Separate Account (B)’s portfolio securities is JPMorgan Chase Bank, N.A., 227 West Monroe Street, Chicago, Illinois 60606. The Custodian is responsible for maintaining Separate Account (B)’s assets and keeping all necessary accounts and records of Separate Account (B)’s assets.
The custodian does not perform any managerial or policy-making functions for Separate Account (B).
EXPERTS
The statutory basis financial statements of Continental Assurance Company as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 included in this Statement of Additional Information and incorporated by reference in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion on such statutory-basis financial statements; includes two explanatory paragraphs concerning a change in accounting for the recognition and presentation of statutory deferred income taxes in 2009, and indicating that the financial statements were prepared using accounting practices prescribed or permitted by the Illinois Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America; and expresses an opinion that the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America), and have been so included and incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
The financial statements of Continental Assurance Company Separate Account (B) as of December 31, 2010 and for each of the periods in the two year period then ended incorporated by reference in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, and have been incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
BROKERAGE ALLOCATIONS
Portfolio managers in the Investment Department of CAC are primarily responsible for making portfolio decisions for Separate Account (B) and for placing brokerage business of Separate Account (B). Separate Account (B) has paid the following brokerage fees and commissions in connection with portfolio transactions: 2010, $32,850, 2009, $24,296 and 2008, $29,353.
In selecting brokers to execute portfolio transactions, CAC’s primary criterion in selecting a broker or dealer to execute portfolio transactions is the expected ability of such broker or dealer to make good execution on orders (subject only to the requirement that such brokers are deemed financially responsible). If several brokers are expected to be able to provide equally good execution, CAC may give preference to those brokers who provide statistical research, assistance in pricing portfolio securities or other services. Commissions on all transactions will be negotiated, and the primary basis of the commission agreed to by CAC will be the quality of execution. Research services, to the extent provided to CAC, may be used by CAC in servicing its other accounts, and not all such services are used in connection with Separate Account (B).
The Company will seek to act in a fair and reasonable manner in allocating suitable investment and trading opportunities among Separate Account (B) and any other accounts managed by CAC, its parent company or any of its affiliates, but Separate Account (B) acknowledges that equality of treatment cannot be assured in all situations. When CAC determines that it would be appropriate for Separate Account (B) and any such other accounts to participate in an investment opportunity, CAC is authorized to place orders for Separate Account (B) and each such other account simultaneously, and if all such orders are not filled at the same price, CAC may cause Separate Account (B) to pay or receive a price that is no less favorable than the average of the prices at which the orders were filled for Separate Account (B) and the other managed accounts. If all such orders cannot be fully executed under the prevailing market conditions, CAC may allocate among Separate Account (B) and such other accounts the orders that are capable of being executed in a fair and equitable manner. No such orders occurred during 2010.
CALCULATION OF PERFORMANCE DATA
From time to time, Separate Account (B) may produce materials which disclose its performance over various periods of time. Generally, Separate Account (B) measures performance in terms of total return. A cumulative total return reflects Separate Account (B)’s performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if Separate Account (B)’s performance had been constant over the entire period. Because average annual returns for more than one year tend to smooth out variations in Separate Account (B)’s annual returns, Participants should recognize that such figures are not the same as actual year-by-year results. Separate Account (B)’s performance figures are based on historical results and are not intended to indicate future performance. The investment return and unit value of Separate Account (B) will vary and the unit value of Separate Account (B) may be worth more or less at redemption than the original unit value of Separate Account (B). In addition, the returns shown do not reflect taxes that a Participant would pay on distributions or on the sale of Separate Account (B) Accumulation Units.

In computing the end-of-period values listed below of a hypothetical investment in Separate Account (B), average annual total return (Average Return) was calculated by dividing the ending unit value by the beginning unit value raised to the l/nth power and then subtracting one (with “n” equaling the number of years). Fees based on a percentage of the purchase payment were subtracted at the beginning of the specified period. Annual account fees, where applicable, were deducted at the end of each year.
LEVEL DEDUCTION CONTRACT FOR 403(b) PLANS
If you invested $1,000 in Separate Account (B) at the beginning of the applicable time period and surrendered your contract at the end of the applicable time period, the amount of money you would have received based on the Average Return indicated is as follows:

(0.14)% AVERAGE RETURN FOR	3.19% AVERAGE RETURN FOR	0.24% AVERAGE RETURN FOR
1 YEAR PERIOD	5 YEAR PERIOD	10 YEAR PERIOD
ENDING ON 12-31-10	ENDING ON 12-31-10	ENDING ON 12-31-10
$998.60	$1,170.01	$1,023.95
GRADED DEDUCTION CONTRACT FOR 403(b) PLANS
If you invested $1,000 in Separate Account (B) at the beginning of the applicable time period and surrendered your contract at the end of the applicable time period, the amount of money you would have received based on the Average Return indicated is as follows:

(0.58)% AVERAGE RETURN FOR	1.95% AVERAGE RETURN FOR	(1.68)% AVERAGE RETURN FOR
1 YEAR PERIOD	5 YEAR PERIOD	10 YEAR PERIOD
ENDING ON 12-31-10	ENDING ON 12-31-10	ENDING ON 12-31-10
$994.23	$1,101.16	$844.49
From time to time, Separate Account (B) may also compare its performance to that of selected other funds, fund averages or recognized stock market indices. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than Separate Account (B) and the portfolios of such other funds or market indices may be comprised of securities that differ significantly from Separate Account (B)’s investments.
UNDERWRITING
CNA Investor Services Inc., an affiliate of CAC, acts as the principal underwriter for Separate Account (B). CAC pays CNA Investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B). The Contracts were offered by CNA Investor Services, Inc., who may be deemed to be “underwriters” under the Securities Act of 1933. Commissions to such persons on the sale of the Contracts may be considered “underwriting commissions”. The Contracts are no longer being offered to the public. Most Participants are not allowed under the Contracts to make additional Purchase Payments. However, CAC continues to honor and to service existing Contracts with current employers or other eligible entities and Participants and to accept Purchase Payments from Participants who are allowed to make them under such Contracts. The offering hereunder is continuous.
TRANSFERS BETWEEN SEPARATE ACCOUNT (B) AND FIXED INCOME ACCOUNTS
Although Separate Account (B) does not have any sub-accounts, Separate Account (B) has certain Participants who may have the ability to transfer funds to and from a fixed income option offered by CAC’s general account if their group contract permits it. Separate Account (B) does not have any arrangement with any person to permit frequent transfers of contract value among sub-accounts (of which there are none) or frequent transfers to and from the fixed income option. Furthermore, neither Separate Account (B) nor any other party receives any compensation or other consideration for such arrangements, as there are no such arrangements.
DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio holdings of Separate Account (B) (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising Separate Account (B)’s portfolio shall not be disclosed to any person (except those persons who are employed by CAC or one of its affiliates and need to know such information to perform their duties), except as required by applicable laws, rules, and regulations or to further the operations of Separate Account (B). Examples of such permitted disclosure (which may include confidential information) include, but are not limited to, disclosure of Separate Account (B) portfolio holdings (1) in a filing or submission with the SEC, or insurance regulators, or other regulatory bodies, (2) in connection with seeking recovery on securities in a federal bankruptcy case, (3) in connection with a lawsuit, (4) as required by court order, (5) rating agencies, (such as A.M. Best Company), (6) Separate Account (B)’s custodian JPMorgan

Chase Bank, N.A. or (7) brokers who provide investment coverage to portfolio manager for purpose of providing investment advice (such as J.P. Morgan Clearing Corp. and Morgan Stanley Smith Barney LLC.).
No person is authorized to disclose Separate Account (B)’s portfolio holdings or other investment positions except in accordance with the policy set forth above. In addition, no person is authorized to make disclosure pursuant to the policy if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Separate Account (B)’s Chief Compliance Officer, in conjunction with CAC’s management may determine not to disclose portfolio holdings or other investment positions comprising Separate Account (B) to any person who would otherwise be eligible to receive such information under the policy, or may determine to make such disclosures publicly. Furthermore, Separate Account (B)’s Chief Compliance Officer, in conjunction with CAC’s management, will determine the frequency of such disclosure and the length of the lag, if any, between the date of the information and the date on which the information is disclosed.
Neither Separate Account (B), CAC, nor any other person may pay or receive any compensation or other consideration of any type to or from any other person for the purpose of obtaining disclosure of Separate Account (B)’s portfolio holdings or other investment positions.
Any exceptions to the above policy must be approved by Separate Account (B)’s Chief Compliance Officer, after consultation with at least two of the disinterested Committee members.
FINANCIAL STATEMENTS
The audited financial statements in Separate Account (B)’s Annual Report to Participants for the fiscal year ended December 31, 2010 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of Separate Account (B)’s Annual Report at no charge by contacting in writing or by telephone:
Continental Assurance Company
Attn: Pension Client Services — 42nd Floor
333 South Wabash Avenue
Chicago, Illinois 60604
Telephone: (800) 351-3001

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
of Continental Assurance Company
Chicago, Illinois
We have audited the accompanying statutory-basis statements of admitted assets, liabilities, and capital and surplus of Continental Assurance Company (the “Company”) (a wholly owned subsidiary of Continental Casualty Company, a wholly owned subsidiary of The Continental Corporation, which is a wholly owned subsidiary of CNA Financial Corporation, an affiliate of Loews Corporation) as of December 31, 2010 and 2009, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As described more fully in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Illinois Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America. The effects on such statutory-basis financial statements of the differences between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.
In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2010.
However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, on the basis of accounting described in Note 2.
As described in Note 3 to the statutory-basis financial statements, the Company changed its accounting for the recognition and presentation of deferred income taxes in 2009.
Our 2010 audit was conducted for the purpose of forming an opinion on the basic statutory-basis financial statements taken as a whole. The supplemental schedule of selected financial data — statutory-basis, investment risks interrogatories, summary investment schedule, and the supplemental schedule Y as of and for the year ended December 31, 2010 are presented for complying with the National Association of Insurance Commissioners’ Instructions to Annual Audited Financial Reports and are not a required part of the basic 2010 statutory-basis financial statements. These schedules are the responsibility of the Company’s management. Such schedules have been subjected to the auditing procedures applied in our audit of the basic 2010 statutory-basis financial statements. The effects on these schedules of the differences between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Accordingly, in our opinion, such schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the information shown therein. However, in our opinion, such schedules are fairly stated in all material respects when considered in relation to the basic 2010 statutory-basis financial statements taken as a whole.
/s/ DELOITTE & TOUCHE LLP
Chicago, Illinois
March 29, 2011

CONTINENTAL ASSURANCE COMPANY
STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS
STATUTORY BASIS

December 31	2010	2009
(In thousands, except share data)
Admitted Assets
Investments:
Bonds (fair value: $2,176,785 and $1,964,089)	$2,020,852	$1,949,094
Preferred stocks (fair value: $45,919 and $39,293)	42,154	37,790
Mortgage loans	325	355
Real estate (net of accumulated depreciation: $14,789 and $14,062; encumbrances: $10,000 and $9,958)	(2,402)	(1,811)
Cash ($523 and $255), cash equivalents ($31,865 and $18,780) and short-term investments ($4,472 and $57,923)	36,860	76,958
Contract loans	4	17
Receivables for securities sold	611	—
Other invested assets	19,340	26,916

Total cash and invested assets	2,117,744	2,089,319
Investment income due and accrued	28,187	28,168
Premiums and considerations	17	59
Reinsurance recoverables	3,552	3,548
Net deferred tax asset	28,973	37,005
Guaranty funds receivable or on deposit	71	87
Other assets	2,948	3,225
Separate Accounts	1,053,893	1,046,814

Total admitted assets	$3,235,385	$3,208,225

Liabilities, Capital and Surplus
Liabilities:
Insurance reserves:
Life contracts	$1,575,379	$1,588,035
Accident and health contracts	11,078	17,760
Deposit type contracts	97,292	95,971
Contract claims	9,524	14,802
Provision for policyholders’ dividends and coupons payable in current year	154	161
Premium and annuity considerations for life and accident and health contracts received in advance	—	1
Interest maintenance reserve (IMR)	50,727	33,771
Commissions to agents due or accrued	55	90
General expenses due or accrued	29,772	48,463
Transfers to Separate Accounts due or accrued (net)	(724)	(668)
Taxes, licenses and fees due or accrued, excluding federal income taxes	211	269
Federal income taxes payable to CNAF	499	12
Amounts withheld or retained by company as agent or trustee	1	58
Amounts held for agents’ account	—	5
Remittances and items not allocated	6,851	6,706
Asset valuation reserve (AVR)	8,592	—
Reinsurance in unauthorized companies	1,117	986
Funds held under reinsurance treaties with unauthorized reinsurers	545	545
Payable to parent, subsidiaries and affiliates	12,152	538
Other liabilities	3,667	3,972
Separate Accounts	930,893	949,114

Total liabilities	2,737,785	2,760,591

Capital and Surplus:
Common stock ($5 par value; 4,500,000 shares authorized; 4,366,173 shares issued and outstanding)	21,831	21,831
Gross paid-in and contributed surplus	334,374	334,374
Special surplus funds	32,012	39,421
Unassigned surplus	109,383	52,008

Total capital and surplus	497,600	447,634

Total liabilities and capital and surplus	$3,235,385	$3,208,225

See accompanying Notes to Financial Statements — Statutory Basis.

CONTINENTAL ASSURANCE COMPANY
STATEMENTS OF OPERATIONS
STATUTORY BASIS

Years ended December 31	2010	2009	2008
(In thousands)
Revenues:
Premiums and annuity considerations	$904	$726	$1,504
Net investment income (net of investment expenses: $5,999, $3,294 and $7,735)	148,651	148,126	139,831
Amortization of IMR	7,528	7,154	7,662
Separate Accounts net gain (loss) from operations excluding unrealized gains or losses	25,376	(6,561)	(31,685)
Commissions and expense allowances on reinsurance ceded	2,458	3,733	5,577
Other	5,109	5,028	3,187

Total revenues	190,026	158,206	126,076

Benefits and expenses:
Death benefits	1,753	322	331
Matured endowments (excluding guaranteed annual pure endowments)	8	202	55
Annuity benefits	156,784	154,942	155,522
Disability benefits and benefits under accident and health contracts	7,552	12,175	16,385
Surrender benefits and withdrawals for life contracts	76	398	1,036
Interest and adjustments on contract or deposit-type contract funds	3,573	3,712	4,397
Payments on supplementary contracts with life contingencies	82	79	109
Increase in aggregate reserves for life and accident and health contracts	(19,338)	11,167	(18,872)
Commissions on premiums, annuity considerations and deposit-type contract funds	1,533	2,520	4,485
Commissions and expense allowances on reinsurance assumed	(60)	87	208
General insurance expenses	(15,041)	47,566	7,071
Insurance taxes, licenses and fees, excluding federal income taxes	736	(649)	841
Net transfer to (from) Separate Accounts business	(49,538)	(50,936)	(52,420)
Other deductions	—	1	—

Total benefits and expenses	88,120	181,586	119,148

Net gain (loss) from operations before dividends to policyholders and federal income taxes	101,906	(23,380)	6,928
Dividends to (from) policyholders	581	1,163	(2,274)

Net gain (loss) from operations after dividends to policyholders and before federal income taxes	101,325	(24,543)	9,202
Federal and foreign income taxes incurred	26,622	22,439	11,441

Net gain (loss)from operations after dividends to policyholders and federal income taxes and before realized capital gains (losses)	74,703	(46,982)	(2,239)
Net realized capital gains (losses) (excluding gains (losses) transferred to the IMR) less capital gains tax of $13,184, $3,669, and ($2,249) (excluding taxes of $13,184, $3,669, and ($2,249) transferred to the IMR)	11,259	(18,104)	(48,501)

Net income (loss)	$85,962	$(65,086)	$(50,740)

See accompanying Notes to Financial Statements — Statutory Basis.

CONTINENTAL ASSURANCE COMPANY
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
STATUTORY BASIS

Years ended December 31	2010	2009	2008
(In thousands)
Capital and surplus, January 1	$447,634	$487,288	$471,190

Net income (loss)	85,962	(65,086)	(50,740)
Changes in:
Net unrealized gains (losses), net of capital gains tax of $347, ($340) and ($243)	645	(632)	(452)
Net deferred income taxes	(8,219)	(89,492)	21,114
Nonadmitted assets	7,731	88,593	(26,944)
Liability for reinsurance in unauthorized companies	(131)	746	7,716
Asset valuation reserve	(8,592)	—	55,606
Surplus in Separate Accounts	(76)	(72,994)	10,392
Surplus as a result of reinsurance	(669)	(669)	(669)
Liability for additional mortality and interest guarantees	56	65	75
Special surplus fund — deferred tax	(6,741)	26,714	—
Surplus withdrawn from Separate Accounts during period	—	73,000	—
Cumulative effect of changes in accounting principles	—	101	—
Dividends to stockholder	(20,000)	—	—

Change in surplus as regards policyholders for the year	49,966	(39,654)	16,098

Capital and surplus, December 31	$497,600	$447,634	$487,288

See accompanying Notes to Financial Statements — Statutory Basis.

CONTINENTAL ASSURANCE COMPANY
STATEMENTS OF CASH FLOW
STATUTORY BASIS

Years ended December 31	2010	2009	2008
(In thousands)
Cash from Operations
Premiums collected, net of reinsurance	$946	$814	$1,383
Net investment income	143,956	138,084	135,847
Miscellaneous income	6,586	7,732	8,765

Total	151,488	146,630	145,995

Benefit and loss related payments	(171,509)	(168,978)	(180,043)
Net transfers from Separate Accounts	69,122	86,450	645,221
Commissions, expenses paid and other expenses paid	(6,106)	(4,437)	(13,045)
Dividends paid (to) from policyholders	(588)	(1,254)	2,328
Federal income taxes paid (net of $0, $0 and $0 tax on capital gains (losses))	(25,775)	(22,064)	(7,342)

Total	(134,856)	(110,283)	447,119

Net cash from operations	16,632	36,347	593,114

Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	746,306	434,083	333,535
Stocks	—	—	12,778
Mortgage loans	30	28	26
Other invested assets	3,589	2,427	78,335
Net gains (losses) on cash, cash equivalents and short-term investments	38	(4)	(2)
Miscellaneous proceeds	1,308	79,464	—

Total investment proceeds	751,271	515,998	424,672

Cost of investments acquired:
Bonds	(773,245)	(454,275)	(328,421)
Stocks	(4,364)	—	—
Real estate	(177)	(497)	(547)
Other invested assets	—	—	(93,484)
Miscellaneous applications	(611)	73,000	(79,182)

Total investments acquired	(778,397)	(381,772)	(501,634)
Net decrease in contract loans and premium notes	31	7	26

Net cash from investments	(27,095)	134,233	(76,936)

Cash from Financing and Miscellaneous Sources
Cash provided (applied):
Borrowed funds	—	(105,000)	105,000
Net deposits on deposit-type contracts and other insurance liabilities	(21,817)	(45,068)	(623,849)
Dividends to stockholder	(20,000)	—	—
Other cash provided (applied)	12,182	1,267	(1,051)

Net cash from financing and miscellaneous sources	(29,635)	(148,801)	(519,900)

Reconciliation of Cash, Cash Equivalents and Short-Term Investments
Net change in cash, cash equivalents and short-term investments	(40,098)	21,779	(3,722)
Cash, cash equivalents and short-term investments:
Beginning of year	76,958	55,179	58,901

End of year	$36,860	$76,958	$55,179

See accompanying Notes to Financial Statements — Statutory Basis

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
NOTE 1. ORGANIZATION, STRUCTURE AND OWNERSHIP
Continental Assurance Company (CAC, or the Company) is a wholly owned subsidiary of Continental Casualty Company (CCC), a property and casualty insurance company, which is a wholly owned subsidiary of The Continental Corporation (TCC). TCC is wholly owned by CNA Financial Corporation (CNAF). Loews Corporation (Loews) owned approximately 90% of the outstanding common stock of CNAF at December 31, 2010. CNAF and its subsidiaries are collectively referred to as CNA.
CAC is a life insurance company domiciled in the State of Illinois and is licensed to do business in all 50 states, the District of Columbia, the U.S. Virgin Islands and Puerto Rico. CAC marketed and underwrote insurance products designed to satisfy the life insurance, health insurance and retirement needs of individuals and groups. Products available in individual policy form included annuities as well as term and universal life insurance. Products available in group policy form included life insurance, pension products and accident and health insurance.
During 2003, CNA completed a strategic review of its operations and decided to concentrate its efforts on the property and casualty business. As a result of this review, the following actions in relation to CNA’s insurance operations were taken:
On December 31, 2003, the Company and CCC sold the majority of their group benefits business. The business sold included group life and accident, short and long-term disability and certain other products. The Company’s specialty medical business was excluded from the sale.
On April 30, 2004, the Company sold its individual life insurance business. The business sold included term, universal and permanent life insurance policies and individual annuity products. The Company’s structured settlement policies were excluded from the sale.
On January 6, 2005, the Company sold its specialty medical business through a 100% coinsurance agreement.
The Company’s remaining businesses are in runoff and new customers are not being accepted except where contractually required. The Company will continue to honor existing contracts and will manage them in a runoff status. Product lines in runoff include structured settlement annuities, single premium group annuities, Guaranteed Investment Contracts (GICs), pension investment funds and group reinsurance.
NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the State of Illinois (Illinois). Illinois requires its domiciled insurance companies to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP), subject to any deviations prescribed or permitted by Illinois. In the opinion of management, these financial statements include all adjustments (consisting of normal recurring accruals) that are necessary for the fair presentation of the statutory financial position, results of operations and cash flows.
The preparation of financial statements in conformity with the statutory basis of accounting requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the financial statement date and the reported amounts of revenues and expenses during the reporting period. Actual results may differ significantly from those estimates.

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
NAIC SAP, as prescribed by Illinois, differs from accounting principles generally accepted in the United States of America (GAAP). The more significant presentation differences impacting the Company are as follows:

•	Under NAIC SAP, insurance reserves in the CAC Statements are presented net of reinsurance. Under GAAP, the balance sheet presents reinsurance recoverables, including amounts incurred but not reported (IBNR) and prepaid reinsurance premiums, as assets;

•	Comprehensive income is not presented under NAIC SAP.

The more significant accounting differences impacting the surplus and/or net income of the Company are as follows:

(a)	Investments in bonds are generally carried at amortized cost, while under GAAP, they are carried at fair value based on their classification either as available for sale or trading;

(b)	Policy reserves under NAIC SAP are based on mortality and interest assumptions prescribed or permitted by statute, without consideration of withdrawals, whereas under GAAP, these reserves are based on the Company’s estimate of mortality, interest and withdrawals. Changes in reserves due to significant changes in valuation bases are recorded directly as an adjustment to unassigned surplus rather than an inclusion in the determination of net income under GAAP;

(c)	AVR and IMR are established in the financial statements under NAIC SAP. AVR is intended to establish a reserve to offset potential credit-related investment losses. IMR defers recognition of the realized capital gains and losses resulting from changes in the general level of interest rates. For GAAP, these realized gains and losses are recognized when incurred. Furthermore, under GAAP, to the extent that unrealized gains on fixed income securities supporting certain annuities with life contingencies would result in a premium deficiency if those gains were realized, the related increase in insurance reserves for future policy benefits is recorded, net of tax, as a reduction of unrealized net capital gains through Other comprehensive income;

(d)	Under NAIC SAP, insurance activities of the Company’s Separate Accounts such as sales, underwriting and contract administration, premium collection and payment of premium taxes, claims and benefits are accounted for as transactions of the General Account. Under GAAP, Separate Accounts that meet the requirements for Separate Account presentation are presented as a single line item on the balance sheet and statement of operations of the General Account. Those that do not meet the Separate Account definition are accounted for along with similar line items of the balance sheet and statement of operations of the General Account;

(e)	Under NAIC SAP, the change in provision for reinsurance is charged or credited directly through surplus. Under GAAP, the allowance for uncollectible reinsurance recoverable is recorded as a charge against income;

(f)	Under NAIC SAP, a provision for deferred taxes on temporary differences between the reporting and tax basis of assets and liabilities is recognized directly through surplus subject to limitations as to the amount of deferred tax assets that may be reported as an admitted asset. Under GAAP, changes in deferred taxes are included in the income tax provision in the income statement; and

(g)	Assets are reported under NAIC SAP at “admitted-asset” value and “non-admitted assets” are excluded through a charge against surplus, while under GAAP, “non-admitted assets” are reinstated to the balance sheet, net of any valuation allowance. Prepaid expenses and receivable balances that are greater than ninety days past due are assets that are non-admitted for NAIC SAP, but increase GAAP equity. At December 31, 2010 and 2009, the portion of unassigned surplus reduced by non-admitted assets was $97 million and $105 million.

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
General Accounting Policies
Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.
The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.
Direct charges to unassigned surplus principally include changes in net unrealized capital gains and losses, changes in non-admitted assets, changes in the provision for reinsurance, changes in deferred taxes and dividends to its stockholder.
Premium Deficiency Reserve
The Company evaluates whether losses, loss adjustment expenses, and maintenance expenses exceed the recorded unearned premium reserve, adjusted for anticipated investment income in accordance with SSAP No. 54 — Individual and Group Accident and Health Contracts. If such condition exists, the Company records an additional liability for the deficiency, with a corresponding charge to the Statement of Income. Insurance contracts are grouped in a manner consistent with how policies are marketed, serviced and measured. There were no premium deficiency reserves at December 31, 2010. The Company considered anticipated investment income when calculating its premium deficiency reserves.
Investments
Bonds and short-term investments with NAIC designations 1 through 5, except for U.S. Treasury Inflation Protected Securities (TIPS) and loan-backed securities, are stated at amortized cost. Bonds and short-term investments with NAIC designation 6, except for loan-backed securities, are stated at the lower of fair value or amortized cost. Based on guidance from the Emerging Accounting Issues Working Group INT 01-25 — Accounting for U.S. Treasury Inflation-Indexed Securities, TIPS are stated at amortized cost including the effects of inflation adjustments.
Bonds, except for those containing call provisions, are amortized to their maturity dates using the scientific (constant yield) interest method. Bonds containing call provisions are amortized to the call or maturity date, depending on whichever produces the lowest asset value (yield-to-worst method). Any amortization of premiums and accretion of discount is included in Net investment income.
Common stocks, other than investments in stocks of subsidiaries and affiliates, are stated at fair value. Redeemable preferred stocks with NAIC designations 1 through 3 are stated at book value. Preferred stocks with NAIC designations of 4 through 6 are stated at the lower of book value or fair value.
Unrealized gains and losses resulting from differences between book value and statement value, including TIPS inflation adjustments and changes in the balance sheet values of foreign currency denominated securities due to fluctuations in foreign currency exchange rates, are credited or charged to unassigned surplus, net of the effects of income taxes.
Mortgage loans are carried at unpaid principal balance, net of unamortized fees and any valuation allowance.
Agency loan-backed securities with NAIC designations 1 through 5 are stated at amortized cost, whereas those with NAIC designation 6 are stated at the lower of amortized cost or fair value. Loan-backed securities, excluding agency loan-backed securities, are stated at either fair value or the lower of amortized cost or fair value depending on the relationship between the amortized cost of the security and modeled price points

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
provided by the NAIC. Loan-backed securities are revalued using new cash flow assumptions using either prospective or retrospective adjustment methodologies, consistently applied by type of security. Fixed rate loan-backed securities are revalued using the retrospective adjustment methodology. Variable rate loan-backed securities are revalued using the prospective adjustment methodology. Cash flow assumptions for loan-backed securities were obtained by researching broker dealer survey values, analyzing recent trends from remittance reports, and developing internal estimates.
The Company accounts for investments in joint ventures, partnerships and limited liability companies using the equity method with changes in fair value recorded as unrealized gains and losses. Distributions received from these investments are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to the investee. Distributions declared in excess of the undistributed accumulated earnings attributable to the investee reduce the carrying amount of the investment. These investments are included in Other invested assets on the statements of admitted assets, liabilities, and capital and surplus — statutory basis (balance sheet). The statement value of limited partnership positions at December 31, 2010 and 2009 was $2 million and $10 million. The Company has no investments in joint ventures, partnerships, and limited liability companies that exceed 10% of its admitted assets at December 31, 2010 or 2009.
All securities transactions are recorded on the trade date. Realized investment gains and losses are determined on the basis of the cost or amortized cost of the specific securities sold.
Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds that are in default or when the receipt of interest payments is in doubt.
AVR and IMR
The Company establishes certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company’s holdings of mortgages, investments in real estate, bonds, stocks and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains and losses, other than those resulting from interest rate changes, are added or charged to the AVR.
The IMR is used to defer realized capital gains and losses, net of tax, on sales of bonds and certain investments which result from interest rate changes. These gains and losses are then amortized into income over what would have been the remaining years to maturity of the underlying investment.
Separate Accounts
The assets of Separate Accounts containing non-indexed, non-guaranteed deferred variable annuities are carried at fair value and consist primarily of common stock, options and short-term notes held by the Company for the benefit of contract holders. The statutory reserves for these products consist of the fund value. Deposits received from, and benefits paid to, Separate Account contract holders are recorded as an increase in, or a direct charge to, policy reserves. Investment income, realized and unrealized capital gains and losses related to the assets in these Separate Accounts are reflected in the contract holder’s fund value.
The assets of the Separate Account containing single premium group annuities, GICs and experience-rated group annuity contracts mainly consist of long-term bonds. The statutory reserves for the single premium group annuities are the present value of future expected benefit payments. The statutory reserves for the GICs are their account values. The experience-rated group annuity contracts have a 4% minimum guaranteed rate, with crediting rates determined each year based on investment experience of the assets assigned to these contracts. Crediting rates are determined either prospectively or retrospectively, depending on the contract. Participant-directed withdrawals are deducted from the contract holder’s account value. The statutory liabilities of these experience-rated contracts are carried at their account values.

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
Mortality, policy administration, profit and surrender charges to all Separate Accounts are included in Revenue on the statements of operations — statutory basis and in the case of experience-rated Separate Accounts, reduce the value of the contract holder’s account or fund value.
NOTE 3. SIGNIFICANT, NEW AND PENDING ACCOUNTING STANDARDS
SSAP No. 10R — Income Taxes — Revised, A Temporary Replacement of SSAP No. 10 (SSAP No. 10R)
In 2009, the NAIC adopted SSAP No. 10R, effective December 31, 2009, which temporarily amended existing guidance related to the computation of deferred income taxes. Specifically, SSAP No. 10R introduces the concept of a statutory valuation allowance and allows for expanded admissibility of deferred tax assets (DTA) if a reporting entity exceeds certain RBC thresholds. Realization of gross DTAs are assessed using a more likely than not standard to arrive at an adjusted gross DTA amount which is then subject to the admissibility calculations. The current guidance limits deferred tax admissibility to the lessor of gross DTAs expected to be realized within one year of the balance sheet date or 10% of adjusted statutory capital and surplus. If the RBC threshold is met under SSAP No. 10R, an entity may elect to use expanded deferred tax admissibility to the lessor of adjusted gross DTAs expected to be realized within three years of the balance sheet date or 15% of adjusted statutory capital and surplus.
The adoption of SSAP No. 10R resulted in an increase to surplus and total assets of $27 million as of December 31, 2009. The cumulative effect of this change in accounting principle, the difference between January 1, 2009, surplus as reported and what January 1, 2009, surplus would have been had SSAP No. 10R been in effect at that time, is an increase of $11 million.
SSAP No. 43R — Loan-backed and Structured Securities (SSAP No. 43R)
In 2009, the NAIC adopted SSAP No. 43R, effective September 30, 2009, which superseded SSAP No. 98 — Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, An Amendment to SSAP No. 43 — Loan-Backed and Structured Securities and paragraph 13 of SSAP No. 99 — Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment and amended existing guidance related to loan-backed and structured securities (collectively, loan-backed securities) and changed how other-than-temporary impairment (OTTI) losses should be determined and measured. A loan-backed security is considered impaired if the fair value of the security is less than its amortized cost basis, which is its cost adjusted for accretion, amortization and previously recorded OTTI losses. When an investment is impaired, the impairment is evaluated to determine whether it is temporary or other-than-temporary.
If the Company intends to sell an impaired loan-backed security, or if the Company does not have the intent and ability, at the reporting date, to retain the security for a period of time sufficient to recover the amortized cost basis, an OTTI has occurred. The amount of OTTI loss is the difference between amortized cost and fair value. If the Company does not expect to recover the entire amortized cost basis, the security is deemed to be other-than-temporarily impaired. The amount of OTTI loss recorded on the statements of operations — statutory basis is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected.
The adoption of SSAP No. 43R OTTI guidance resulted in a cumulative increase of $0.1 million, as of July 1, 2009, to the amortized cost basis of loan-backed securities still held at September 30, 2009, less taxes of $0.01 million, and no change to unrealized losses associated with the same securities. This resulted in an increase of $0.1 million, net of related tax effects, to total admitted assets and surplus.

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
NOTE 4. INVESTMENTS
The statement value and fair value of bonds and the related gross unrealized gains (losses) were as follows:

	Statement	Gross unrealized	Gross unrealized	Fair
December 31, 2010	value	gains	losses	value
(In thousands)
United States Treasury securities and obligations of government agencies	$6,047	$59	$(310)	$5,796
States, municipalities and political subdivisions	294,248	3,030	(9,572)	287,706
Loan-backed securities	311,192	10,066	(13,659)	307,599
Hybrid securities	137,403	7,277	(3,143)	141,537
Corporate & other debt securities	1,271,962	168,481	(6,296)	1,434,147

Total	$2,020,852	$188,913	$(32,980)	$2,176,785

	Statement	Gross unrealized	Gross unrealized	Fair
December 31, 2009	value	gains	losses	value
(In thousands)
United States Treasury securities and obligations of government agencies	$1,490	$70	$—	$1,560
States, municipalities and political subdivisions	22,220	1,312	(674)	22,858
Loan-backed securities	435,208	5,763	(97,518)	343,453
Hybrid securities	166,550	3,378	(16,349)	153,579
Corporate & other debt securities	1,323,626	135,673	(16,660)	1,442,639

Total	$1,949,094	$146,196	$(131,201)	$1,964,089

The net unrealized gains (losses) that were reflected in unassigned surplus at December 31, 2010 and 2009 are shown below by investment category:

December 31	2010	2009
(In thousands)
Bonds	$42	$(631)
Other invested assets	72	(247)

Total net unrealized gains (losses)	$114	$(878)

A summary of proceeds from sales was as follows:

Years ended December 31	2010	2009	2008
(In thousands)
Bonds	$698,755	$376,392	$286,222
Stocks and other invested assets	4,965	81,915	91,137

Total	$703,720	$458,307	$377,359

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
A summary of realized investment gains (losses) was as follows:

Years ended December 31	2010	2009	2008
(In thousands)
Net realized investment gains (losses):

Bonds:
Gross realized gains	$42,531	$25,653	$18,533
Gross realized losses	(3,837)	(33,659)	(52,980)

Net realized investment gains (losses) on bonds	38,694	(8,006)	(34,447)

Stocks and other invested assets:
Gross realized gains	1,347	305	2,120
Gross realized losses	(4,298)	(3,590)	(20,350)

Net realized investment gains (losses) on stocks and other invested assets	(2,951)	(3,285)	(18,230)

Net realized pretax gains (losses)	35,743	(11,291)	(52,677)
Transfers to IMR, less tax expense (benefit) of $13,184, $3,669 and ($2,249)	(24,484)	(6,813)	4,176

Net realized investment gains (losses)	$11,259	$(18,104)	$(48,501)

The statement value and fair value of the Company’s bonds at December 31, 2010 and 2009 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be called or prepaid with or without call or prepayment penalties.

	2010		2009
	Statement	Fair	Statement	Fair
December 31	value	value	value	value
(In thousands)
Due in one year or less	$38,421	$39,137	$9,434	$9,698
Due after one year through five years	66,718	71,552	129,957	139,726
Due after five years through ten years	233,028	266,233	204,638	230,446
Due after ten years	1,371,493	1,492,264	1,169,857	1,240,766
Loan-backed securities not due at a single maturity date	311,192	307,599	435,208	343,453

Total	$2,020,852	$2,176,785	$1,949,094	$1,964,089

High-yield securities are bonds rated as medium quality or below (categories 3, 4, 5 and 6) by the NAIC. The statement value of high-yield securities held by the Company was $122 million and $127 million at December 31, 2010 and 2009. The Company had $0.2 million and $0.8 million of net unrealized losses, when comparing statement value to book value on these high-yield securities at December 31, 2010 and 2009.
Excluding common stocks, the statement value of bonds that have not produced income for the last twelve months amounted to $2 million at December 31, 2010, 2009, and 2008.
Impairments of Investments — Securities
Net realized investment losses for the Company’s General Account included $7 million, $27 million and $48 million of pretax impairment losses for the years ended December 31, 2010, 2009 and 2008. Impairment losses for 2010 primarily related to limited partnerships and loan-backed sectors. Impairment losses for 2009 primarily related to securities in the hybrid and loan-backed sectors. Impairment losses for 2008 primarily related to securities in the corporate and other bonds sector.
The Company recorded impairments of $4 million for the years ended December 31, 2010 and 2009, and $0 million for the year ended December 31, 2008, related to investments in certain limited partnerships. These impairments were primarily the result of other-than-temporary declines in the Company’s equity in the net assets of the limited partnerships, based on net asset value provided by the general partner of each partnership.

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
An investment is impaired if the fair value of the investment is less than its cost adjusted for accretion, amortization and previously recorded other-than-temporary impairment (OTTI) losses. When an investment is impaired, the impairment is evaluated to determine whether it is temporary or other-than-temporary.
Significant judgment is required in the determination of whether an OTTI has occurred for an investment. The Company follows a consistent and systematic process for determining and recording an OTTI loss. The Company has established a committee responsible for the OTTI process. This committee, referred to as the Impairment Committee, is made up of three officers appointed by CNAF’s Chief Financial Officer. The Impairment Committee is responsible for evaluating all securities in an unrealized loss position on at least a quarterly basis.
The Impairment Committee’s assessment of whether an OTTI loss has occurred incorporates both quantitative criteria and qualitative information. For loan-backed securities, if the Company intends to sell or if the Company does not have the intent and ability, at the reporting date, to retain the security for a period of time sufficient to recover the amortized cost basis, an OTTI has occurred. The amount of OTTI loss is the difference between amortized cost and fair value. If the Company does not expect to recover the entire amortized cost basis, the security is deemed to be other-than-temporarily impaired. The amount of OTTI loss recorded on the statement of operations — statutory basis is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected. For all other fixed income securities the impairment recorded is the difference between amortized cost and fair value. The factors considered by the Impairment Committee include: (a) the financial condition and near term prospects of the issuer, (b) the intent and ability of the Company, at the reporting date, to retain its investment for a period of time sufficient to recover the amortized cost basis, (c) whether the debtor is current on interest and principal payments, (d) credit ratings of the securities and (e) general market conditions and industry or sector specific outlook. The Company also considers results and analysis of cash flow modeling for loan-backed securities. The focus of the analysis for loan-backed securities is on assessing the sufficiency and quality of underlying collateral and timing of cash flows based on scenario tests. If the present value of the modeled expected cash flows equals or exceeds the amortized cost of a security, the loan-backed security is deemed to be temporarily impaired. If the present value of the expected cash flows is less than amortized cost, the security is judged to be other-than-temporarily impaired and the amount is recognized as an OTTI loss on the statements of operations — statutory basis. The difference between the adjusted amortized cost basis and statement value is recognized as an unrealized loss in unassigned surplus.
The Company performs discounted cash flow analysis on loan-backed securities using stressed scenarios to determine future expectations regarding recoverability. Significant assumptions enter into these cash flow projections including delinquency rates, probable risk of default, loss severity upon a default, over collateralization and interest coverage triggers, credit support from lower level tranches and impacts of rating agency downgrades. The discount rate utilized is either the yield at acquisition or, for lower rated structured securities, the current yield.
The Company applies the same impairment model as described above for the majority of the non-redeemable preferred stock securities on the basis that these securities possess characteristics similar to debt securities and that the issuers maintain their ability to pay dividends. For all other equity securities, in determining whether the security is other-than-temporarily impaired, the Impairment Committee considers a number of factors including, but not limited to: (a) the length of time and the extent to which the fair value has been less than amortized cost, (b) the financial condition and near term prospects of the issuer, (c) the intent and ability of the Company to retain its investment for a period of time sufficient to allow for an anticipated recovery in value and (d) general market conditions and industry or sector specific outlook.

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
The following table summarizes the loan-backed securities held for which an OTTI was recognized due to the Company’s intent to sell or inability to retain the security.

OTTI Recognized 3rd Quarter 2010		OTTI
	Amortized cost	recognized
(In thousands)	basis before OTTI	in loss	Fair value
Intent to sell	$50,560	$896	$49,664
Inability or lack of intent to retain the security for a period of time sufficient to recover amortized cost	—	—	—

Total 3rd Quarter	$50,560	$896	$49,664

There were no loan-backed securities with a recognized OTTI for the three months ended March 31, 2010, June 30, 2010 and December 31, 2010, due to the Company’s intent to sell or inability to retain the security.
The following table summarizes the loan-backed securities, held as of December 31, 2010, for which an OTTI loss was recognized during the period of July 1, 2009 through December 31, 2010, to lower the amortized cost basis to the present value of cash flows expected to be collected.

	Amortized	Present value		Amortized	Fair value	Date of financial
	cost	of projected	Recognized	cost	at time of	statement where
CUSIP	before OTTI	cash flows	OTTI	after OTTI	OTTI	reported
61744CBX3	$115,456	$102,218	$13,238	$102,218	$102,218	12/31/2010
126673GT3	168,304	89,244	79,060	89,244	89,244	9/30/2010
126673GT3	220,328	168,304	52,024	168,304	168,304	6/30/2010
61744CHF6	555,285	272,926	282,359	272,926	272,926	6/30/2010
00764MCG0	661,254	498,230	163,024	498,230	498,230	3/31/2010
126673GT3	633,038	220,328	412,710	220,328	184,900	3/31/2010
542514DV3	198,738	179,199	19,539	179,199	179,199	3/31/2010
61744CBX3	185,922	167,834	18,088	167,834	167,834	3/31/2010
76111XSC8	25,970,035	25,963,030	7,005	25,963,030	19,360,030	3/31/2010
84751PAZ2	144,625	128,077	16,548	128,077	128,077	3/31/2010
00764MCG0	809,346	784,223	25,123	784,223	635,871	12/31/2009
126673EG3	598,756	413,113	185,643	413,113	356,134	12/31/2009
12667FY41	54,304,845	51,606,004	2,698,841	51,606,004	25,487,730	12/31/2009
40431LAB4	13,456,873	13,192,820	264,053	13,192,820	10,404,538	12/31/2009
74958XAE4	12,999,256	12,663,548	335,708	12,663,548	8,026,836	12/31/2009
84751PAZ2	163,944	144,625	19,319	144,625	144,625	12/31/2009
03072SLZ6	184,778	97,808	86,970	97,808	97,421	9/30/2009
61744CBX3	238,283	224,330	13,953	224,330	224,330	9/30/2009

Total			$4,693,205

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
The following tables summarize the aggregate fair value and gross unrealized loss of the securities carried at fair value and held in an unrealized loss position at December 31, 2010 and 2009.

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
December 31, 2010	Fair value	unrealized loss	Fair value	unrealized loss	Fair value	unrealized loss
(In thousands)
Loan-backed securities	$—	$—	$465	$(152)	$465	$(152)

Total	$—	$—	$465	$(152)	$465	$(152)

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
December 31, 2009	Fair value	unrealized loss	Fair value	unrealized loss	Fair value	unrealized loss
(In thousands)
Loan-backed securities	$667	$(812)	$—	$—	$667	$(812)

Total	$667	$(812)	$—	$—	$667	$(812)

Sub-prime Mortgage Related Risk Exposure
The sub-prime lending sector, also referred to as B-paper, near-prime or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history. The term also refers to mortgage-backed securities that cannot be sold on the primary market, including loans on certain types of investment property and to certain types of self-employed individuals.
The Company evaluates its sub-prime exposure using several rules focusing primarily on asset classes including residential mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and limited partnerships. Within asset classes, the Company further analyzes those collateral types most commonly associated with sub-prime exposure such as residential class B and C and home equity loans. The Company considers residential mortgages that have been issued by governmental sponsored entities such as Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) as not consistent with risks associated with sub-prime loans. For non-agency issued securities, the Company evaluates the underlying collateral to determine its sub-prime exposure. For collateral types such as whole loans, the Company further evaluates lower level statistics including loan-to-value ratios and FICO scores. At a minimum, the Company reports exposures to sub-prime loans consistent with the collateral defined by each investment’s offering documents. The Company additionally may report sub-prime exposures if it has the ability to make a determination that collateral would not meet the risk characteristics of prime loans. Because the Company does not directly invest in sub-prime loans, specific analysis is performed on the deal structure, level of seniority, loan originators and other indicators which may be available in the offering documents. The analysis and modeling that is done prior to purchasing the security also is an essential part of mitigating investment risk.
As of December 31, 2010 and 2009, there was $0.2 million and $0.8 million of net unrealized losses related to sub-prime investments. For the years ended December 31, 2010, 2009 and 2008, the Company reported $1.2 million, $2.1 million and $0.2 million of OTTI losses on its sub-prime investments.
The Company reviews its sub-prime exposure as part of its overall risk management practices. The review of risk includes deal structure analysis, collateral quality evaluation, the periodic modeling of cash flows and stress test scenarios. The Company may use derivatives to hedge sub-prime exposure as market conditions warrant.

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
As of December 31, 2010, the Company had the following sub-prime exposure.
Sub-Prime Exposure

				OTTI (losses)
		Book/adjusted		recognized to date
December 31, 2010	Actual cost	carrying value	Fair value	(including prior years)
(In thousands)
Residential mortgage-backed securities	$3,033	$2,978	$5,413	$(2,360)

Total	$3,033	$2,978	$5,413	$(2,360)

Investments on Deposit
The Company may from time to time invest in securities that may be restricted in whole or in part. Securities on deposit with governmental and non-governmental authorities, as required by law, amounted to $13 million at December 31, 2010 and 2009. As of December 31, 2010 and 2009, the Company did not hold any significant positions in investments whose sale was restricted, other than those discussed above.
Securities Lending
The Company, as part of a securities lending program, had no securities on loan at December 31, 2010 or 2009. As a matter of policy, the Company requires collateral of at least 102% of the fair value of the loaned securities as of the transaction date. If at any time the fair value of the collateral is less than 100% of the fair value of the loaned securities, the Company requires additional collateral in order for the total collateral received to equal at least 102% of the fair value of the loaned securities. The collateral received may consist of cash, cash equivalents, or acceptable fixed income securities. The Separate Accounts of the Company, as part of a securities lending program, had no securities on loan at December 31, 2010 or 2009. The policy for requiring collateral for the Separate Accounts is the same as that of the general account.
NOTE 5. INCOME TAXES
The Company is included in the consolidated federal income tax return of Loews, along with its indirect parent company, CNAF. CNAF has a policy whereby each of its member companies will pay to, or recover from, CNAF the amount of Federal income taxes it would have incurred, or been entitled to recover, had the member company filed its own separate stand-alone federal income tax return. See supplemental Schedule Y, Part 1, for a listing of the 80% or more owned domestic affiliates included with CNAF in the Loews consolidated Federal income tax return, along with the Company.
The Loews consolidated Federal income tax return for 2009 is currently under examination by the Internal Revenue Service.
The components of the net deferred income taxes at December 31, 2010 and 2009 included the following:

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS

	December 31, 2010			December 31, 2009			Change
(In thousands)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
a) Gross deferred tax assets	$80,451	$40,820	$121,271	$84,756	$50,470	$135,226	$(4,305)	$(9,650)	$(13,955)
b) Statutory valuation allowance adjustment	—	—	—	—	234	234	—	(234)	(234)

c) Adjusted gross deferred tax assets (a - b)	80,451	40,820	121,271	84,756	50,236	134,992	(4,305)	(9,416)	(13,721)
d) Deferred Tax Liabilities	2,323	15	2,338	986	—	986	1,337	15	1,352

e) Subtotal (net deferred tax assets) (c - d)	78,128	40,805	118,933	83,770	50,236	134,006	(5,642)	(9,431)	(15,073)

f) Deferred tax assets nonadmitted	53,485	36,475	89,960	51,661	45,340	97,001	1,824	(8,865)	(7,041)

g) Net admitted deferred tax assets (DTA) (e - f)	$24,643	$4,330	$28,973	$32,109	$4,896	$37,005	$(7,466)	$(566)	$(8,032)

Admission calculation components SSAP No. 10R, 10.a., 10.b., and 10.c.:
a) SSAP No. 10R 10.a.	$6,629	$—	$6,629	$7,434	$—	$7,434	$(805)	$—	$(805)
b) SSAP No. 10R 10.b. (the lessor of 10.b.i. and 10.b.ii below)	—	2,371	2,371	—	2,857	2,857	—	(486)	(486)
c) SSAP No. 10R, 10.b.i	—	2,371	2,371	—	2,857	2,857	—	(486)	(486)
d) SSAP No. 10R, 10.b.ii	XXX	XXX	45,701	XXX	XXX	45,543	XXX	XXX	158
e) SSAP No. 10R, 10.c.	—	—	—	—	—	—	—	—	—

f) Total (a + b + e)	$6,629	$2,371	$9,000	$7,434	$2,857	$10,291	$(805)	$(486)	$(1,291)

Admission calculation components SSAP No. 10R, 10.e.:
g) SSAP No. 10R, 10.e.i.	$24,643	$—	$24,643	$32,109	$—	$32,109	$(7,466)	$—	$(7,466)

h) SSAP No. 10R, 10.e.ii (the lessor of 10.e.ii.a. and 10.e.ii.b. below)	—	4,330	4,330	—	4,896	4,896	—	(566)	(566)
i) SSAP No. 10R, 10.e.ii.a.	—	4,330	4,330	—	4,896	4,896	—	(566)	(566)
j) SSAP No. 10R, 10.e.ii.b.	XXX	XXX	68,551	XXX	XXX	68,314	XXX	XXX	237
k) SSAP No. 10R, e.iii.	—	—	—	—	—	—	—	—	—

l) Total (g + h +k)	$24,643	$4,330	$28,973	$32,109	$4,896	$37,005	$(7,466)	$(566)	$(8,032)

Used in SSAP No. 10R, 10.d.
m) Total Adjusted capital	XXX	XXX	$506,269	XXX	XXX	$447,715	XXX	XXX	$58,555
n) Authorized control level	XXX	XXX	38,565	XXX	XXX	38,146	XXX	XXX	419

SSAP No. 10R, 10.a., 10.b., and 10.c.:
a) Admitted deferred tax assets	$6,629	$2,371	$9,000	$7,434	$2,857	$10,291	$(805)	$(486)	$(1,291)
b) Admitted Assets	XXX	XXX	3,215,412	XXX	XXX	3,181,512	XXX	XXX	33,900
c) Adjusted statutory surplus*	XXX	XXX	457,009	XXX	XXX	455,429	XXX	XXX	1,580
d) Total adjusted capital from DTAs	XXX	XXX	486,296	XXX	XXX	421,001	XXX	XXX	65,295

Increase due to SSAP No. 10R, 10.e.
e) Admitted deferred tax assets	$18,014	$1,959	$19,973	$24,675	$2,039	$26,714	$(6,661)	$(79)	$(6,741)
f) Admitted assets	XXX	XXX	19,973	XXX	XXX	26,714	XXX	XXX	(6,741)
g) Statutory surplus	XXX	XXX	19,973	XXX	XXX	26,714	XXX	XXX	(6,741)

*	As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No. 10R, Paragraph 10bii
The following table shows the impact of the Company’s tax planning strategies as of December 31, 2010.

	December 31, 2010
	Ordinary %	Capital %	Total %
a) Adjusted gross DTAs (% of total adjusted gross DTAs)	0.00%	33.65%	33.65%

b) Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs	0.00%	13.83%	13.83%

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
There are no deferred tax liabilities that have not been recognized.
Federal and foreign income taxes incurred consisted of the following major components:

(In thousands)	December 31, 2010	December 31, 2009	Change
Current Income Tax
Federal	$26,582	$22,397	$4,185
Foreign	40	42	(2)

Federal and foreign income taxes incurred	$26,622	$22,439	$4,183

Deferred Tax Assets:
(a) Ordinary
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	57,692	55,772	1,920
(4) Investments	397	1,992	(1,595)
(5) Deferred acquisition costs	2,266	—	2,266
(6) Policyholder dividends accrual	—	—	—
(7) Fixed assets	5,642	5,754	(112)
(8) Compensation and benefits accrual	—	—	—
(9) Pension accrual	—	—	—
(10) Receivables - nonadmitted	—	—	—
(11) Net operating loss carry-forward	—	—	—
(12) Tax credit carry-forward	—	—	—
(13a) Legal accruals	9,657	16,164	(6,507)
(13b) Other (including items <5% of total ordinary tax assets)	4,797	5,074	(277)

(99) Subtotal	80,451	84,756	(4,305)

(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	53,485	51,661	1,824

(d) Admitted ordinary deferred tax assets (a99 - b - c)	26,966	33,095	(6,129)

(e) Capital:
(1) Investments	8,901	11,307	(2,406)
(2) Net capital loss carry-forward	31,919	39,163	(7,244)
(3) Real estate	—	—	—
(4) Other (including items <5% of total capital tax assets)	—	—	—

(99) Subtotal	40,820	50,470	(9,650)

(f) Statutory valuation allowance adjustment	—	234	(234)
(g) Nonadmitted	36,475	45,340	(8,865)

(h) Admitted capital deferred tax assets (e99 - f - g)	4,345	4,896	(551)

(i) Admitted deferred tax assets (d + h)	$31,311	$37,991	$(6,680)

Deferred Tax Liabilities:
(a) Ordinary
(1) Investments	$2,317	$966	$1,351
(2) Fixed assets	—	—	—
(3) Deferred and uncollected premium	—	—	—
(4) Policyholder reserves	—	—	—
(5) Other (including items <5% of total capital tax liabilities)	6	20	(14)

(99) Subtotal	2,323	986	1,337

(b) Capital:
(1) Investments	15	—	15
(2) Real estate	—	—	—
(3) Other (including items <5% of total capital tax liabilities)	—	—	—

(99) Subtotal	15	—	15

(c) Deferred tax liabilities (a99 + b99)	$2,338	$986	$1,352

Net deferred tax assets/liabilities (i - c)	$28,973	$37,005	$(8,032)

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the difference for the years ended December 2010, 2009, and 2008 were as follows:

Years ended December 31	2010	2009	2008
(In thousands)
Provision computed at statutory rate	$47,974	$(12,542)	$(15,216)
Tax exempt income deduction	(2)	(6)	(4)
Dividends received deduction	—	(4)	—
Expiration of capital loss carryforward	1,530	96,908	—
Other	(7,960)	819	5,546

Federal income tax	41,542	85,175	(9,674)
Foreign income tax	40	42	—

Total income tax expense (benefit)	41,582	85,217	(9,674)
Change in net deferred income taxes	(8,219)	(89,492)	21,115
Change in deferred tax special surplus fund	(6,741)	26,714	—

Federal and foreign income taxes incurred — expense	$26,622	$22,439	$11,441

At December 31, 2010, the Company has estimated taxes available for recoupment in the case of future ordinary taxable losses of approximately $9 million from 2008, $22 million from 2009 and $25 million from 2010.
At December 31, 2010, the Company has capital loss carryforwards of $20 million (expiring in 2011), $29 million (expiring in 2013), and $42 million (expiring in 2014), which can be used to offset future capital gains subject to tax.
NOTE 6. INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES
Related party balances are generally settled monthly and typically include activity from the previous month and primarily relate to balances due to CCC at December 31, 2010 and 2009.
As of December 31, 2008, the Company had an outstanding liability in the amount of $105 million under a promissory note issued to its parent, CCC, on October 17, 2008. The note was issued in exchange for cash. The note had a stated maximum principal amount of $150 million, matured on September 30, 2009, and was able to be prepaid. The interest rate was the ninety day commercial paper rate and interest was payable every ninety days. This payable was repaid in full during the first quarter of 2009.
The Company and its affiliates are parties to the CNA Intercompany Expense Agreement, the terms of which describe how the affiliates will determine, apportion and settle certain intercompany expenses and allocations.
The Company and its affiliates are parties to an Investment Facilities and Services Agreement between Loews/CNA Holdings, Inc. and CNAF, effective January 1, 2006, as signatories to individual acknowledgments to the agreement. Through this agreement, Loews/CNA Holdings, Inc. will provide investment facilities and services to CNAF and certain of CNAF’s insurance and non-insurance subsidiaries.
NOTE 7. CAPITAL AND SURPLUS AND SHAREHOLDERS’ DIVIDEND RESTRICTIONS
Dividends from the Company are subject to the insurance holding company laws of Illinois. Under these laws, ordinary dividends, or dividends that do not require prior approval by the Illinois Department of Insurance (Department), may be paid only from earned surplus, which is calculated by removing unrealized gains from unassigned surplus. The actual level of dividends paid in any year is determined after management’s assessment of available dividend capacity and unrestricted surplus, parent company liquidity and cash needs as well as the impact the dividends will have on the statutory surplus of the Company. Dividends to the stockholder are declared and paid as determined by the Board of Directors.
The Company paid a $20 million ordinary dividend to its parent company, CCC, on December 13, 2010. The Company did not pay dividends to its stockholder in 2009 or 2008. As of December 31, 2010, the Company

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
may pay approximately $66 million of dividend payments during 2011 that would not be subject to prior approval.
Total unassigned surplus was $109 million and $52 million as of December 31, 2010 and 2009. Restricted surplus held for the benefit of the participating policyholders was $57 million and $50 million as of December 31, 2010 and 2009, with the remainder being held for the benefit of the Company’s stockholder.
The changes in special surplus funds for the years ended December 31, 2010, 2009 and 2008 were related to deferred taxes and changes in surplus relief for a sold line of business. The portion of unassigned funds (surplus) represented by unrealized gains (losses) before tax was $0.1 million, ($0.9) million and $0.1 million at December 31, 2010, 2009 and 2008.
Risk-based Capital
Risk-based capital (RBC) is a method developed by the NAIC to determine the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formula for determining the amount of RBC specifies various factors, weighted based on the perceived degree of risk, which are applied to certain financial balances and financial activity. The adequacy of a company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. Companies below minimum RBC requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2010 and 2009, the Company exceeded the minimum RBC requirements.
NOTE 8. CONTINGENCIES
Contingent Commitments
The Company has committed approximately $2 million during 2010 and 2009 to a future capital call from a third-party limited partnership investment in exchange for an ownership interest in the related partnership.
In the course of selling business entities and assets to third parties, the Company has agreed to indemnify the purchaser for losses arising out of breach of representation and warranties with respect to the business entities or assets being sold, including, in certain cases, losses arising from undisclosed liabilities or certain named litigation. Such indemnification provisions generally survive for periods ranging from nine months following the applicable closing date to the expiration of the relevant statutes of limitation. As of December 31, 2010, the aggregate amount of quantifiable indemnification agreements in effect for sales of business entities and assets was $375 million.
As of December 31, 2010 and 2009, the Company has recorded liabilities of approximately $6 million related to indemnification agreements and management believes that it is not likely that any future indemnity claims will be significantly greater than the amounts recorded.
Other Contingencies
The Company is also a party to other litigation arising in the ordinary course of business. Based on the facts and circumstances currently known, such other litigation will not, in the opinion of management, materially affect the net income or surplus of the Company.
A $43 million legal accrual was recorded in General expenses due or accrued in the second quarter of 2009 related to a previously held limited partnership investment. The accrual was subsequently decreased in 2010 by $18 million.

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
NOTE 9. FAIR VALUE OF FINANCIAL INSTRUMENTS
Fair value is the price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The following fair value hierarchy is used in setting inputs, with the highest priority given to Level 1, as these are the most transparent or reliable:
Level 1 — Quoted prices for identical instruments in active markets.
Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs are observable in active markets.
Level 3 — Valuations derived from valuation techniques in which one or more significant inputs are not observable.
Financial Assets Measured at Fair Value
The following tables provide information as of December 31, 2010 about the Company’s financial assets measured and reported at fair value. The Company has no financial liabilities measured and reported at fair value.
Assets Measured at Fair Value

December 31, 2010	Level 1	Level 2	Level 3	Total
(In thousands)
Assets at fair value:
Bonds
Residential mortgage-backed securities (RMBS)	$—	$568	$—	$568

Total bonds	—	568	—	568
Separate Accounts	22,341	—	180	22,521

Total assets at fair value	$22,341	$568	$180	$23,089

The following table summarizes the changes in assets and liabilities classified as Level 3 for 2010. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.
Changes in Level 3 Assets and Liabilities
(In thousands)

						Purchases,
				Total gains and	Total gains and	issuances,
	Balance at	Transfers to	Transfers out	(losses) included	(losses) included	sales and	Balance at
	01/01/2010	level 3	of level 3	in Net income	in Surplus	settlements	12/31/2010
Separate Account assets	$180	$—	$—	$—	$—	$—	$180

Total	$180	$—	$—	$—	$—	$—	$180

Securities shown in the Level 3 table above may be transferred in or out of Level 3 based on the availability of observable market information used to verify pricing sources or used in pricing models. The availability of observable market information varies based on market conditions and trading volume and may cause securities to move in and out of Level 3 from reporting period to reporting period. There were no significant transfers

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
between Level 1 and Level 2 during the year ended December 31, 2010. The Company’s policy is to recognize transfers between levels at the beginning of reporting periods.
The Company attempts to establish fair value as an exit price in an orderly transaction consistent with normal settlement market conventions. The Company is responsible for the valuation process and seeks to obtain quoted market prices for all securities. When quoted prices in active markets are not available, the Company uses a number of methodologies to establish fair value estimates including: discounted cash flow models, prices from recently executed transactions of similar securities, or broker/dealer quotes, utilizing market observable information to the extent possible. In conjunction with modeling activities, the Company may use external data as inputs. The modeled inputs are consistent with observable market information, when available, or with the Company’s assumptions as to what market participants would use to value the securities. The Company also uses pricing services as a significant source of data. The Company monitors all the pricing inputs to determine if the markets from which the data is gathered are active. As further validation of the Company’s valuation process, the Company samples past fair value estimates and compares the valuations to actual transactions executed in the market on similar dates.
The following section describes the valuation methodologies used to measure different financial instruments at fair value, including an indication of the level in the fair value hierarchy in which the instrument is generally classified.
Bonds and Redeemable Preferred Stock
Bonds and redeemable preferred stock measured at fair value are valued using pricing for similar securities, recently executed transactions, cash flow models with yield curves, broker/dealer quotes and other pricing models utilizing observable inputs. The valuation for most of these securities is classified as Level 2. Level 2 securities may also include securities that have firm sale commitments and prices that are not recorded until the settlement date. Securities are generally assigned to Level 3 in cases where broker/dealer quotes are significant inputs to the valuation and there is a lack of transparency as to whether these quotes are based on information that is observable in the marketplace.
Common and Non-redeemable Preferred Stock
Level 1 securities include publicly traded stocks valued using quoted market prices. Level 2 securities are common and non-redeemable preferred stocks valued using pricing for similar securities, recently executed transactions, broker/dealer quotes and other pricing models utilizing observable inputs. Level 3 securities are primarily valued using inputs including broker/dealer quotes for which there is a lack of transparency as to whether these quotes are based on information that is observable in the marketplace.
Separate Account Assets
Separate Account assets include bonds and common stock securities. The valuation methodologies for these asset types have been described above.

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
Fair Value of Financial Instruments
The statement values and estimated fair values of the Company’s financial instruments not measured and reported at fair value are listed below.
Financial Instrument Statement Value and Estimated Fair Value

	2010
	Statement	Estimated
December 31	value	fair value
(In thousands)
Financial assets:
General Account
Bonds	$2,020,284	$2,176,217
Preferred stocks	42,154	45,919
Mortgage loans	325	325
Surplus notes, included in other invested assets	16,878	14,998
Separate Account	994,959	1,075,946

Total	$3,074,600	$3,313,405

Financial liabilities:
General Account
General Account funds	$98	$98
Separate Account
Guaranteed investments contracts	6,328	7,343
Variable annuities	22,575	22,575
Pension investment funds	426,200	426,200

Total	$455,201	$456,216

The following methods and assumptions were used to estimate the fair value of these financial assets and liabilities.
The fair value of bonds, preferred stocks, and surplus notes are based on quoted market prices and the methodologies described above for bonds and preferred stocks.
The fair values of mortgage loans were based on the present value of the expected future cash flows discounted at the current interest rate for origination of similar quality loans.
Separate Account assets include bonds and preferred stock. The valuation methodologies for these asset types have been described above.
General account funds left on deposit with a fixed maturity are valued at discounted present value using market interest rates. The fair value of unallocated funds on deposit are their estimated cash surrender values. Allocated funds on deposit which do not have fixed maturities are carried at the accrued account balance at the reporting date. The fair value for dividend and coupon accumulations is their accrued account balance. The fair value for supplemental contracts not involving life contingencies which provide a periodic payment over a fixed period, is their statutory liability.
The estimated fair values for liabilities under guaranteed investment-type insurance contracts are their discounted present value of expected cash flows using market yields.
The estimated fair values for variable annuity contracts equals the fair value of the pool of assets supporting these products.
The estimated fair values for pension investment fund contracts equals the higher of the book value of the liabilities or fair value of the pool of assets supporting these products.
Any carrying amounts reported on the Statement of Admitted Assets for Cash, cash equivalents and short-term investments, Investment income due and accrued, Receivables for security transactions, Federal income tax receivable from CNAF, and certain other assets and other liabilities approximate fair value because of the short-term nature of these items. These assets and liabilities are not listed in the preceding tables.

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
NOTE 10. REINSURANCE
Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability. The ceding of insurance does not discharge the primary liability of the original insurer. Therefore, a credit exposure exists with respect to life reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under reinsurance agreements. Under NAIC SAP, insurers account for the portion of the risks which have been reinsured with other companies as though they were not risks for which the original insurer is liable.
Reinsurance receivables related to paid losses are presented at unpaid balances. Amounts are considered past due based on the reinsurance contract terms. Reinsurance receivables related to paid losses and any related allowance are written off after collection efforts have been exhausted or a negotiated settlement is reached with the reinsurer. Reinsurance receivables related to paid losses from insolvent insurers are written off when the settlement due from the estate can be reasonably estimated. At the time reinsurance receivables related to paid losses are written off, any required adjustment to reinsurance receivables related to unpaid losses is recorded.
None of the Company’s non-affiliated reinsurers to which the Company cedes business are owned in excess of 10%, or controlled either directly or indirectly, by the Company or by any representative, officer, trustee, or director of the Company. None of the policies issued by the Company have been reinsured with a company chartered in a country other than the United States (excluding U.S. Branches of such companies) that is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or an insured or any other person not primarily engaged in the insurance business.
The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company does not have any reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts that, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies. Net uncollectible reinsurance of $31 thousand was written off during 2010. No uncollectible reinsurance was written off in 2009 or 2008.
As of December 31, 2010 and 2009, the Company ceded $857 million and $898 million of insurance reserves as a result of business operations sold in prior years. Subject to certain exceptions, the purchasers assumed the credit risk of the sold business that was primarily reinsured to other carriers.
The effects of reinsurance on premiums for the years ended December 31, 2010, 2009 and 2008 are shown below:
Effects of Reinsurance on Premiums

Years ended December 31	Premiums
(In thousands)	Direct	Assumed	Ceded	Net
2010
Life	$59,725	$—	$59,141	$584
Accident and health	1,740	19	1,439	320

Total	$61,465	$19	$60,580	$904

2009
Life	$83,460	$—	$83,057	$403
Accident and health	1,947	217	1,841	323

Total	$85,407	$217	$84,898	$726

2008
Life	$99,008	$(5)	$98,106	$897
Accident and health	2,134	201	1,728	607

Total	$101,142	$196	$99,834	$1,504

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
The Company has approximately 85% of its reinsurance recoverables on paid and unpaid losses with unaffiliated reinsurers that were rated at least “B+” by A.M. Best at December 31, 2010 and 2009.
NOTE 11. PARTICIPATING POLICIES
For the years ended December 31, 2010, 2009 and 2008, premiums earned under life and annuity participating policies were $0.1 million, $0.3 million, and $0.3 million. These participating premiums represent 14%, 39% and 17% of the total premiums earned for the periods ended December 31, 2010, 2009 and 2008. The Company accounts for its policyholder dividends in accordance with SSAP No. 51 — Life Contracts. The Company recorded dividends in the amount of $0.6 million, $1.2 million and ($2.3) million for the periods ended December 31, 2010, 2009 and 2008, and did not allocate any additional income to such policyholders.
NOTE 12. RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS
Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Policy reserves for traditional and flexible premium insurance are computed principally by using the Commissioners’ Reserve Valuation Method (CRVM) or the Net Level Premium Method with assumed interest rates ranging from 2.25% to 6.00% and mortality assumptions as prescribed by regulatory authorities. Reserves for annuities are calculated using the Commissioners’ Annuity Reserve Valuation Method (CARVM) with appropriate statutory interest rates and mortality assumptions computed on the basis of interest rates ranging from 2.00% to 11.25%. Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined based upon statutory regulations.
Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. At December 31, 2010, interest rates credited ranged from 3.71% to 7.69% for GICs. Tabular interest on deposit-type funds is calculated as the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.
Policy reserves for group life and accident and health insurance include claim reserves and unearned premiums. Claim reserves, including IBNR claims, represent management’s estimate of the ultimate liability associated with unpaid policy claims, based upon analysis of past experience. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.
The Company waives deductions of deferred fractional premiums upon the death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Extra premiums are charged for substandard life policies. These policies are valued using the regular reserve plus either one-half of the extra premium (for flat extras) or the excess of multiple-table reserve over the regular reserve (for table-rated extras).
The Company had $0.5 million, $0.7 million and $0.7 million of insurance in force net of reinsurance at December 31, 2010, 2009 and 2008 for which the gross premiums are less than the net premiums according to the standard valuation set by Illinois. The corresponding reserves covering the above insurance in force are less than $0.1 million at December 31, 2010, 2009 and 2008.
During 2009, an adjustment of $27 million to increase the reserve from the Guideline IX-A substandard reserve to the standard reserve was made to specific payout annuities where the medical documentation supporting the original substandard reserve had inadvertently not been retained in the Company’s files.

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
NOTE 13. ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS
The following table sets forth withdrawal characteristics of annuity actuarial reserves and deposit liabilities in the General Account and Separate Account.
Net Reserves

	2010		2009
December 31		Percent		Percent
(In thousands)	Amount	of Total	Amount	of Total
Subject to discretionary withdrawal
With fair value adjustment	$469,573	17%	$460,215	17%
At book value less surrender charge of 5% or more	7,113	—	7,710	—
At fair value	22,575	1	31,673	1

Total with adjustment or at fair value	499,261	18	499,598	18
At book value (minimal or no adjustment)	159,966	6	165,719	6
Not subject to discretionary withdrawal	2,050,982	76	2,083,535	76

Total gross reserves	2,710,209	100%	2,748,852	100%
Reinsurance ceded	(166,381)		(174,505)

Total net reserves	$2,543,828		$2,574,347

The following table is provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the balance sheet as of December 31, 2010 and 2009.
Annuity Reserves and Deposit Liabilities

December 31	2010	2009
(In thousands)
Life and Accident and Health Annual Statement
Annuity reserves	$1,563,096	$1,575,516
Supplementary contracts reserve	262	300
Deposit — type contract reserve	97,292	95,971
Mortality and interest guarantees reserves	229	285

Total	1,660,879	1,672,072

Separate Accounts Annual Statement
Annuity reserves	427,846	447,916
Deposit — type contract reserve	455,103	454,359

Total	882,949	902,275

Total annuity reserves and deposit liabilities	$2,543,828	$2,574,347

NOTE 14. SEPARATE ACCOUNTS
The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the year ended December 31, 2010, the Company reported assets and liabilities from the following product lines/transactions into a separate account:

•	Variable Annuities

•	Single Premium Group Annuities (SPGAs)

•	Experience-Rated Annuities

•	Guaranteed Interest Contracts (GICs)

In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. (The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.)

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
As of December 31, 2010 and 2009, the Company’s Separate Account statement included legally insulated assets of $906 million and $919 million. The assets legally insulated from the General Account as of December 31, 2010 were attributed to the following products/transactions:

December 31, 2010		Separate Account assets
(In thousands)	Legally insulated assets	(not legally insulated)
Variable annuities	$22,584	$—
SPGAs/GICs	473,976	147,814
Experience-rated annuities	409,519	—

Total	$906,079	$147,814

As of December 31, 2010, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $908 million. To compensate the General Account for the risk taken, the Separate Account has paid risk charges of $3 million in 2010. During the years ended December 31, 2010, the General Account of the Company had paid nothing toward separate account guarantees.
The Company engages in securities lending transactions within the Separate Accounts. In accordance with such transactions conducted from the Separate Account, the Company follows the same policies and procedures from the General Account as described in Note 4. Pursuant to the policies and procedures, the Company is not required to obtain approval and/or otherwise notify the contract holders that assets backing their investments may be loaned in securities lending transactions.
Impairments related to assets held in the Company’s Separate Accounts were $4 million, $26 million, and $16 million, pretax, for the years ended December 31, 2010, 2009 and 2008. Impairment losses for 2010 primarily related to securities in the corporate and other bonds sector. Impairment losses for 2009 primarily related to securities in the corporate and other bonds and hybrid sectors. Impairment losses for 2008 primarily related to securities in the corporate and other bonds sector.
General Nature and Characteristics of Separate Accounts Business
Separate and variable accounts represent accounts established and maintained by the Company under which income, gains and losses, whether or not realized, from assets allocated to such accounts, are, in accordance with the applicable contract, credited to or charged against such account without regard to other income, gains, or losses of the Company.
Separate accounts constitute a separate record of fiduciary responsibility for the assets which fund the liability to variable or fixed-benefit annuity contract holders, pension funds, and others. Separate accounts are not subsidiaries of the Company. They are a segregation of the Company’s assets and liabilities, a separate accounting for a particular segment of the Company’s business.
Separate accounts are typically associated with annuities. An annuity is an insurance contract providing for the insured to receive a payment yearly or at other regular intervals or for life. Annuities can be purchased by pension plans to fund future retirement plan benefits. Annuities are either fixed or variable. With a fixed annuity, the insured’s rate of return is predetermined or guaranteed. A variable annuity offers benefits that vary according to the investment experience of the assets that fund the variable annuity contract. Payments to the insured depend largely on how successfully the insurance company invests the insured’s premiums.
Fair values of stocks and long-term bonds in Separate Account (B) are based on the last reported sale for securities traded on a national securities exchange, and for securities not so traded, fair value is the bid-price of over-the-counter market quotations. In the CA Pension Investment Fund (also known as PIF & GIF), assets are valued as though they were in the general account. That is, bonds are carried at amortized cost except for bonds in or near default (NAIC designation 6), which are carried at the lower of amortized cost or the fair value provided by the NAIC. Also, in the CA Pension Investment Fund, preferred stocks of average or above average quality are valued at book (NAIC designations 1 through 3) and the others at lower of book or NAIC market value, while common stocks are valued at the NAIC market value. Discount notes are carried at cost plus accrued discount or interest (amortized cost) which approximates market.

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
As allowed in SSAP No. 56 — Separate Accounts, excess surplus in the amount of $73 million was transferred from the CA Pension Investment Fund back to the general account in February 2009. This transfer had no impact on the Company’s total assets, total liabilities, net income or surplus.
The following tables set forth Separate Account reserves by asset valuation basis and Separate Account reserves by withdrawal characteristics as of December 31, 2010 and 2009.
Separate Account Reserves

	Nonindexed	Nonindexed	Nonguaranteed
	guarantee	guarantee	Separate
December 31, 2010	</=4% or <1y	>4% & >1y	Accounts	Total
(In thousands)
Premiums, considerations or deposits YTD	$8,364	$444	$—	$8,808

Reserves by valuation basis:
Fair value	$—	$—	$22,575	$22,575
Book value	426,200	434,174	—	860,374

Total reserves	$426,200	$434,174	$22,575	$882,949

Reserves by withdrawal characteristic:
Subject to discretionary withdrawal
With market value adjustment	$425,350	$6,328	$—	$431,678
At book value less surrender charge of 5% or more	—	—	—	—
At fair value	—	—	22,575	22,575
At book value (minimal or no adjustment)	850	—	—	850

Subtotal	426,200	6,328	22,575	455,103

Not subject to discretionary withdrawal	—	427,846	—	427,846

Total	$426,200	$434,174	$22,575	$882,949

Separate Account Reserves

	Nonindexed	Nonindexed	Nonguaranteed
	guarantee	guarantee	Separate
December 31, 2009	</=4% or <1y	>4% & >1y	Accounts	Total
(In thousands)
Premiums, considerations or deposits YTD	$8,728	$101	$—	$8,829

Reserves by valuation basis:
Fair value	$—	$—	$31,674	$31,674
Book value	415,946	454,655	—	870,601

Total reserves	$415,946	$454,655	$31,674	$902,275

Reserves by withdrawal characteristic:
Subject to discretionary withdrawal
With market value adjustment	$415,020	$6,739	$—	$421,759
At book value less surrender charge of 5% or more	—	—	—	—
At fair value	—	—	31,674	31,674
At book value (minimal or no adjustment)	926	—	—	926

Subtotal	415,946	6,739	31,674	454,359

Not subject to discretionary withdrawal	—	447,916	—	447,916

Total	$415,946	$454,655	$31,674	$902,275

CONTINENTAL ASSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS
The following table reconciles net transfers to/(from) Separate Account business.
Transfers to/(from) Separate Account Business

Years ended December 31	2010	2009	2008
(In thousands)
Transfers as reported in the Separate Accounts Statement:
Transfers to Separate Accounts	$444	$101	$437
Transfers from Separate Accounts	(49,980)	(51,037)	(52,857)

Net transfers to or (from) Separate Accounts	(49,536)	(50,936)	(52,420)
Adjustment — credit for income taxes withheld on dividend payment	(2)	—	—

Transfers as reported in the statements of operations — statutory basis	$(49,538)	$(50,936)	$(52,420)

NOTE 15. EVENTS SUBSEQUENT
For the year ended December 31, 2010, management has evaluated all subsequent events through March 29, 2011, the date the audited financial statements were available to be issued.

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA
— STATUTORY BASIS

CONTINENTAL ASSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA — STATUTORY BASIS

As of and for the year ended December 31	2010
(In thousands)
Investment income earned:
Government bonds	$187
Bonds exempt from U.S. tax	39
Other bonds (unaffiliated)	145,898
Bonds of affiliates	—
Preferred stocks (unaffiliated)	3,637
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	28
Real estate	2,508
Contract loans	—
Collateral loans	—
Cash/short-term investments	148
Other invested assets	2,199
Derivative instruments	—
Aggregate write-ins for investment income	6

Gross investment income	$154,650

Real estate owned — book value less encumbrances	$(2,402)

Mortgage loans — book value:
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	325

Total mortgage loans	$325

Mortgage loans by standing — book value:
Good standing	$325
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	—
Foreclosure in process	—

Total mortgage loans	$325

Other long term assets — statement value	$—

Collateral loans	$—

Bonds and stocks of parents, subsidiaries and affiliates — book value
Bonds	$—
Preferred stocks	—
Common stocks	—

CONTINENTAL ASSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA — STATUTORY BASIS
(CONTINUED)

As of and for the year ended December 31	2010
(In thousands)
Bonds, cash equivalents and short-term investments by class and maturity:
Bonds, cash equivalents, and short-term investments by maturity — statement value
Due within one year or less	$77,549
Over 1 year through 5 years	181,993
Over 5 years through 10 years	346,809
Over 10 years through 20 years	371,092
Over 20 years	1,079,746

Total by maturity	$2,057,189

Bonds, cash equivalents, and short-term investments by class — statement value:
Class 1	$1,002,110
Class 2	933,478
Class 3	87,049
Class 4	26,329
Class 5	—
Class 6	8,224

Total by class	$2,057,189

Total Bonds, cash equivalents, and short-term investments publicly traded	$1,754,173
Total Bonds, cash equivalents, and short-term investments privately placed	303,016

Preferred stocks — statement value	$42,154
Common stocks — market value	—
Short term investments — book value	4,472
Financial options owned — statement value	—
Cash on deposit	523
Cash equivalents	31,865

Life insurance in force:
Ordinary	$7,098
Group life	917

Amount of accidental death insurance in force
Under ordinary policies	$68

Life insurance policies with disability provisions in force:
Ordinary	$425
Group life	—

CONTINENTAL ASSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA — STATUTORY BASIS
(CONTINUED)

As of and for the year ended December 31	2010
(In thousands)
Supplementary contracts in force:
Ordinary — not involving life contingencies
Amount on deposit	$—
Income payable	—

Ordinary — involving life contingencies
Amount on deposit	—
Income payable	—

Group — not involving life contingencies
Amount on deposit	181
Income payable	1

Group — involving life contingencies
Amount on deposit	262
Income payable	90

Annuities:
Ordinary
Immediate — amount of income payable	$78,588
Deferred — fully paid account balance	162,626
Deferred — not fully paid — account balance	—

Group
Amount of income payable	66,205
Fully paid account balance	100,835
Not fully paid — account balance	12

Accident and Health Insurance — Premiums In Force:
Ordinary	$338
Group	—

Deposit Funds and Dividend Accumulations:
Deposit funds — account balance	$544,000
Dividend accumulations — account balance	8,214

CONTINENTAL ASSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA — STATUTORY BASIS
(CONTINUED)

As of and for the year ended December 31	2010
(In thousands)
Claim Payments
Group accident and health
2010	$—
2009	—
2008	—
2007	—
2006	—
Prior	14,335

Other accident and health
2010	$723
2009	7
2008	2
2007	3
2006	—
Prior	24

Supplement for the year 2010 of the CONTINENTAL ASSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
For the year ended December 31, 2010
(To be filed by April 1)
Of CONTINENTAL ASSURANCE COMPANY
Address (City, State, Zip Code): CHICAGO IL 60604
NAIC Group Code 218                     NAIC Company Code 62413                     Employer’s ID Number 36-0947200
The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.
Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.
1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.	$ 2,181,492,333
2.	Ten largest exposures to a single issuer/borrower/investment.

1	2	3	4
			Percentage of
			Total
Issuer	Description of Exposure	Amount	Admitted Assets
2.01 GS MORTGAGE SECURITIES CORPORATION II	BONDS	$51,698,811	2.370%
2.02 COUNTRYWIDE ALTERNATIVE LOAN	BONDS	$49,083,972	2.250%
2.03 TELECOM ITALIA CAPITAL	BONDS	$43,762,760	2.006%
2.04 FEDERAL NATIONAL MTGE ASSOC	BONDS	$39,161,590	1.795%
2.05 AT&T WIRELESS	BONDS	$37,521,777	1.720%
2.06 CHICAGO ILL WTR REV	BONDS	$37,443,085	1.716%
2.07 CENTAUR FUNDING	PREFERRED STOCK	$36,866,504	1.690%
2.08 RESIDENTIAL FUNDING MTG SEC 1	BONDS	$36,589,739	1.676%
2.09 ONCOR ELECTRIC	BONDS	$30,962,031	1.419%
2.10 BARRICK GOLD FINANCE INC	BONDS	$27,616,760	1.266%
3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.

Bonds	1	2
3.01 NAIC-1	$1,002,109,598	45.937%
3.02 NAIC-2	$933,478,015	42.791%
3.03 NAIC-3	$87,048,590	3.990%
3.04 NAIC-4	$26,328,739	1.207%
3.05 NAIC-5	$0	0.000%
3.06 NAIC-6	$8,223,988	0.377%
Preferred Stocks	3	4
3.07 P/RP-1	$0	0.000%
3.08 P/RP-2	$42,153,764	1.932%
3.09 P/RP-3	$0	0.000%
3.10 P/RP-4	$0	0.000%
3.11 P/RP-5	$0	0.000%
3.12 P/RP-6	$0	0.000%

4. Assets held in foreign investments:
4.01 Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?		Yes ☐ No☑
If reponse to 4.01 above is yes, reponses are not required for interrogatories 5-10.
4.02 Total admitted assets held in foreign investments	$273,444,353	12.535%
4.03 Foreign-currency-denominated investments	$0	0.000%
4.04 Insurance liabilities denominated in that same foreign currency	$0	0.000%

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:
	1	2
5.01 Countries rated NAIC-1	$260,191,848	11.927%
5.02 Countries rated NAIC-2	$13,252,505	0.607%
5.03 Countries rated NAIC-3 or below	$0	0.000%

6. Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:
Countries rated NAIC-1:	1	2
6.01 Country 1: CAYMAN ISLANDS	$61,992,016	2.842%
6.02 Country 2: LUXEMBOURG	$54,772,280	2.511%
Countries rated NAIC-2:
6.03 Country 1: BRAZIL	$7,024,080	0.322%
6.04 Country 2: BARBADOS	$6,228,425	0.286%
Countries rated NAIC-3 or below:
6.05 Country 1:	$0	0.000%
6.06 Country 2:	$0	0.000%

	1	2
7. Aggregate unhedged foreign currency exposure:	$0	0.000%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:	1	2
8.01 Countries rated NAIC-1	$0	0.000%
8.02 Countries rated NAIC-2	$0	0.000%
8.03 Countries rated NAIC-3 or below	$0	0.000%

Supplement for the year 2010 of the CONTINENTAL ASSURANCE COMPANY
9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

	1	2
Countries rated NAIC-1:
9.01 Country 1:	$0	0.000%
9.02 Country 2:	$0	0.000%
Countries rated NAIC-2:
9.03 Country 1:	$0	0.000%
9.04 Country 2:	$0	0.000%
Countries rated NAIC-3 or below:
9.05 Country 1:	$0	0.000%
9.06 Country 2:	$0	0.000%
10.	Ten largest non-sovereign (i.e. on-governmental) foreign issues:

1	2
Issuer	NAIC Rating	3	4
10.01 TELECOM ITALIA CAPITAL	2FE	$43,762,760	2.006%
10.02 CENTAUR FUNDING	RP2UFE	$36,866,504	1.690%
10.03 ROYAL BK OF SCOTLAND NV	1FE	$25,969,785	1.190%
10.04 HUTCHISON WHAMP INTL LTD	1FE	$15,136,097	0.694%
10.06 AXA SA	2FE	$14,427,832	0.661%
10.06 KPN NV	2FE	$14,086,646	0.646%
10.07 WEATHERFORD INTL INC	2FE	$11,581,063	0.531%
10.08 DEXUS FINANCE PTY LTD	2FE	$10,746,405	0.493%
10.09 BACARDI CORP	2FE	$9,741,756	0.447%
10.10 BASF SE	1	$8,776,171	0.402%
11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?	Yes ☑ No ☐

If response to 11.01 is yes, detail is not required for the remainder of Interrogatory 11.

11.02 Total admitted assets held in Canadian investments	$0	0.000%
11.03 Canadian currency-denominated investments	$0	0.000%
11.04 Canadian-denominated insurance liabilities	$0	0.000%
11.05 Unhedged Canadian currency exposure	$0	0.000%
12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?	Yes ☑ No ☐

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

1	2	3
12.02 Aggregate statement value of investments with contractual sales restrictions:	$0	0.000%
Largest three investments with contractual sales restrictions:
12.03	$0	0.000%
12.04	$0	0.000%
12.05	$0	0.000%
13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01 Are assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets?	Yes ☑ No ☐

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

1
Name of Issuer	2	3
13.02	$0	0.000%
13.03	$0	0.000%
13.04	$0	0.000%
13.05	$0	0.000%
13.06	$0	0.000%
13.07	$0	0.000%
13.08	$0	0.000%
13.09	$0	0.000%
13.10	$0	0.000%
13.11	$0	0.000%
14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?	Yes ☑ No ☐

If response to 14.01 of above is yes, responses are not required for the remainder of Interrogatory 14.

1	2	3
14.02 Aggregate statement value of investments held in nonaffiliated, privately placed equities:	$0	0.000%
Largest three investments held in nonaffiliated, privately placed equities:
14.03	$0	0.000%
14.04	$0	0.000%
14.05	$0	0.000%
15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?	Yes ☑ No ☐

If response to 15.01 above is yes, responses are not required far the remainder of Interrogatory 15.

1	2	3
15.02 Aggregate statement value of investments held in general partnership interests:	$0	0.000%
Largest three investments in general partnership interests:
15.03	$0	0.000%
15.04	$0	0.000%
15.05	$0	0.000%

Supplement for the year 2010 of the CONTINENTAL ASSURANCE COMPANY

16.	Amounts and percentages of the reporting entity’s total admitted assets held is mortgage loans:

	16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes ☑ No ☐

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

1	2	3
Type (Residential, Commercial, Agricultural)
16.02	$0	0.000%
16.03	$0	0.000%
16.04	$0	0.000%
16.05	$0	0.000%
16.06	$0	0.000%
16.07	$0	0.000%
16.08	$0	0.000%
16.09	$0	0.000%
16.10	$0	0.000%
16.11	$0	0.000%
Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

	Loans
16.12 Construction loans	$0	0.000%
16.13 Mortgage loans over 90 days past due	$0	0.000%
16.14 Mortgage loans in the process of foreclosure	$0	0.000%
16.15 Mortgage loans foreclosed	$0	0.000%
16.16 Restructured mortgage loans	$0	0.000%
17.	Aggregate mortgage loans having the following loan-to-value ratio as determined from the most current appraisal as of the annual statement date:

Loan-to-Value	Residential		Commercial		Agricultural
	1	2	3	4	5	6
17.01 above 95%	$0	0.000%	$0	0.000%	$0	0.000%
17.02 91% to 95%	$0	0.000%	$0	0.000%	$0	0.000%
17.03 81% to 90%	$0	0.000%	$0	0.000%	$0	0.000%
17.04 71% to 80%	$0	0.000%	$0	0.000%	$0	0.000%
17.05 below 70%	$0	0.000%	$0	0.000%	$0	0.000%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

	18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?	Yes ☑ No ☐

If response to 18.01 above is yes, responses are not required for the remainder of interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

Description	2	3
18.02	$0	0.000%
18.03	$0	0.000%
18.04	$0	0.000%
18.05	$0	0.000%
18.06	$0	0.000%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans.

	19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s admitted assets?	Yes ☑ No ☐

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

1	2	3
19.02 Aggregate statement value of investments held in mezzanine real estate loans:	$0	0.000%
Largest three investments held in mezzanine real estate loans.
19.03	$0	0.000%
19.04	$0	0.000%
19.05	$0	0.000%
20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

	At Year-End		At End of Each Quarter
			1st Qtr	2nd Qtr	3rd Qtr
	1	2	3	4	5
20.01 Securities lending agreements (do not include assets held as collateral for such transactions)	$0	0.000%	$0	$0	$0
20.02 Repurchase agreements	$0	0.000%	$0	$0	$0
20.03 Reverse repurchase agreements	$0	0.000%	$0	$0	$0
20.04 Dollar repurchase agreements	$0	0.000%	$0	$0	$0
20.05 Dollar reverse repurchase agreements	$0	0.000%	$0	$0	$0
21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps and floors:

	Owned		Written
	1	2	3	4
21.01 Hedging	$0	0.000%	$0	0.000%
21.02 Income generation	$0	0.000%	$0	0.000%
21.03 Other	$0	0.000%	$0	0.000%
22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

	At Year-End			At End of Each Quarter
			1st Qtr	2nd Qtr	3rd Qtr
	1	2	3	4	5
22.01 Hedging	$0	0.000%	$0	$0	$0
22.02 Income generation	$0	0.000%	$0	$0	$0
22.03 Replications	$0	0.000%	$0	$0	$0
22.04 Other	$0	0.000%	$0	$0	$0

Supplement for the year 2010 of the CONTINENTAL ASSURANCE COMPANY
23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

	At Year-End		At End of Each Quarter
			1st Qtr	2nd Qtr	3rd Qtr
	1	2	3	4	5
23.01 Hedging	$0	0.000%	$0	$0	$0
23.02 Income generation	$0	0.000%	$0	$0	$0
23.03 Replications	$0	0.000%	$0	$0	$0
23.04 Other	$0	0.000%	$0	$0	$0

Annual Statement for the year 2010 of the CONTINENTAL ASSURANCE COMPANY
SUMMARY INVESTMENT SCHEDULE

	Gross		Admitted Assets as Reported
	Investment Holdings		in the Annual Statement
	1	2	3	4
Investment Categories	Amount	Percentage	Amount	Percentage
1. Bonds:
1.1 U.S. treasury securities	6,046,424	0.3	6,046,424	0.3
1.2 U.S. government agency obligations (excluding mortgage-backed securities):
1.21 Issued by U.S. government agencies	0	0.0	0	0.0
1.22 Issued by U.S. government sponsored agencies	0	0.0	0	0.0
1.3 Non-U.S. government (including Canada, excluding mortgage-backed securities)	1,940,000	0.1	1,940,000	0.1
1.4 Securities issued by states, territories and possessions and political subdivisions in the U.S.:
1.41 States, territories and possessions general obligations	0	0.0	0	0.0
1.42 Political subdivisions of states, territories & possessions & political subdivisions general obligations	36,263,632	1.7	36,263,632	1.7
1.43 Revenue and assessment obligations	257,984,570	12.2	257,984,570	12.2
1.44 Industrial development and similar obligations	0	0.0	0	0.0
1.5 Mortgage-backed securities (includes residential and commercial MBS):
1.51 Pass-through securities:
1.511 Issued or guaranteed by GNMA	1,039,358	0.0	1,039,358	0.0
1.512 Issued or guaranteed by FNMA and FHLMC	37,480,873	1.8	37,480,873	1.8
1.513 All other	0	0.0	0	0.0
1.52 CMOs and REMICs:
1.521 Issued or guaranteed by GNMA, FNMA, FHLMC or VA	35,730,812	1.7	35,730,812	1.7
1.522 Issued by non-U.S. Government issuers and collateralized by mortgage-backed securities issued of guaranteed by agencies shown in Line 1.521	0	0.0	0	0.0
1.523 All other	133,006,766	6.3	133,006,766	6.3
2. Other debt and other fixed income securities (excluding short-term):
2.1 Unaffiliated domestic securities (includes credit tenant loans and hybrid securities)	1,248,177,201	58.9	1,248,177,201	58.9
2.2 Unaffiliated non-U.S. securities (including Canada)	263,182,259	12.4	263,182,259	12.4
2.3 Affiliated securities	0	0.0	0	0.0
3. Equity interests:
3.1 Investments in mutual funds	0	0.0	0	0.0
3.2 Preferred stocks:
3.21 Affiliated	0	0.0	0	0.0
3.22 Unaffiliated	42,153,764	2.0	42,153,764	2.0
3.3 Publicly traded equity securities (excluding preferred stocks):
3.31 Affiliated	0	0.0	0	0.0
3.32 Unaffiliated	0	0.0	0	0.0
3.4 Other equity securities:
3.41 Affiliated	0	0.0	0	0.0
3.42 Unaffiliated	0	0.0	0	0.0
3.5 Other equity interests including tangible personal property under lease:
3.51 Affiliated	0	0.0	0	0.0
3.52 Unaffiliated	0	0.0	0	0.0
4. Mortgage loans:
4.1 Construction and land development	0	0.0	0	0.0
4.2 Agricultural	0	0.0	0	0.0
4.3 Single family residential properties	0	0.0	0	0.0
4.4 Multifamily residential properties	324,642	0.0	324,642	0.0
4.5 Commercial loans	0	0.0	0	0.0
4.6 Mezzanine real estate loans	0	0.0	0	0.0
5. Real estate investments:
5.1 Property occupied by company	(2,402,339)	(0.1)	(2,402,339)	(0.1)
5.2 Property held for production of income (including $0 of properly acquired in satisfaction of debt)	0	0.0	0	0.0
5.3 Property held for sale (including $0 property acquired in satisfaction of debt)	0	0.0	0	0.0
6. Contact loans	13,114	0.0	3,670	0.0
7. Receivables for securities	611,247	0.0	611,247	0.0
8. Cash, cash equivalents and short-term investments	36,860,386	1.7	36,860,386	1.7
9. Other invested assets	19,341,140	0.9	19,341,140	0.9

10. Total invested assets	2,117,753,850	100.0	2,117,744,406	100.0

Annual Statement for the year 2010 of the CONTINENTAL ASSURANCE COMPANY
SCHEDULE Y — INFORMATION CONCERNING ACTIVITIES OF INSURER MEMBERS OF A HOLDING COMPANY GROUP
PART 1 — ORGANIZATIONAL CHART

Annual Statement for the year 2010 of the CONTINENTAL ASSURANCE COMPANY
SCHEDULE Y — INFORMATION CONCERNING ACTIVITIES OF INSURER MEMBERS OF A HOLDING COMPANY GROUP
PART 1 — ORGANIZATIONAL CHART
     (Continuation from page 50 of companies owned by Continental Casualty Company)
Footnotes

(1)	CCC owns 72.72% of CNA Europe Holdings Limited. The other 27.28% is owned by CIC. CNA Europe Holdings Limited and its subsidiaries are shown only once on this chart, under the CCC occurrence.

(2)	CIC owns 50.0% of First Insurance Company of Hawaii, Ltd. The other 50.0% is owned by The Tokio Marine and Nichido Fire Insurance Company, Ltd., which is not an affiliate of CIC. There is no preference in voting rights.

(3)	CNA Surety Corporation ownership percentages:

CCC - 59.471%

CIC - 1.817%

CNA Surety Corporation and its subsidiaries are shown only once on this chart, under the CCC occurrence.

*	CNA Aseguradora de Riesgo de Trabajo SA (“CNA ART”) was sold on June 07, 2010. CNA ART is no longer shown on the organizational chart.

APPENDIX A
CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)
PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES
INTRODUCTION
In January 2003, the Securities and Exchange Commission (SEC) adopted rule and form amendments designed to increase public disclosure of how registered investment companies vote proxies, i.e., proposals requesting shareholder vote on a potential corporate action. Among the requirements of the new rule is that mutual funds that invest in voting securities disclose in their Statement of Additional Information (SAI) the policies and procedures they use to determine how to vote proxies relating to the equity securities and, to the extent required by applicable law, debt securities in their portfolio. Each fund is also required to file with the SEC and to make available to its shareholders an annual record of how it voted proxies relating to portfolio securities. To that end, Continental Assurance Company Separate Account (B) (the Account) delegates to its investment advisor (Continental Assurance Company, defined herein as the Manager) the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Account. The proxy voting process shall remain subject to the supervision of the Committee of the Account (Committee).
The Committee views the proxy voting process as a component of the investment process and, as such, seeks to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Account. Consistent with this goal, the Committee views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Committee maintains a policy of seeking to protect the best interests of the Account should a proxy issue potentially implicate a conflict of interest between the Account and the Manager or its affiliates.
DELEGATION TO THE MANAGER
The Account delegates to the Manager the responsibility for voting proxies on behalf of the Account. The Manager is expected to identify and seek to obtain the optimal benefit for the Account. The Manager shall ensure that the policies relied on for voting Account shares are written and meet certain minimum standards, as follows:
The policies are expected to be reasonably designed to protect the best interests of the Account.
The proxy voting guidelines are expected to be set forth in sufficient detail. The Manager’s current proxy guidelines are set forth as Exhibit A hereto. The proxy voting guidelines should address at least the following issues:

•	The extent to which the Manager delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;

•	Policies and procedures relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted; and

•	Policies regarding the extent to which the Manager will support or give weight to the views of management of a portfolio company.

The policies are expected to delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Account and the interests of the Manager or its affiliates, and to resolve any conflicts of interest based on the best interests of the Account. If the matter involves an issue that is specifically addressed in the Manager’s proxy voting policies, the proxy shall be cast in accordance with those policies.
To the extent that a Manager identifies a material conflict of interest between itself and the interests of the Account, the Manager shall notify the Committee at least annually and confirm how the conflict was resolved.

The Manager is expected to deliver to the Committee its annual proxy voting record in a form suitable for filing on Form N-PX. This form shall include the following information:

•	Name of the issuer of the portfolio security;

•	Exchange ticker symbol of the portfolio security;

•	The CUSIP number of the portfolio security;

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the registrant cast its vote on the matter;

•	How the registrant cast its vote; and

•	Whether the registrant cast its vote for or against management.

The Manager shall report at least annually to each Account’s Committee, on the Account’s proxy voting during that year, including the resolution of any conflicts of interest during that period, any votes cast in contravention of the Manager’s proxy voting policy, and any recommended changes in the Account’s proxy voting policies.
RESERVATION OF AUTHORITY OF THE ACCOUNT
The Committee shall annually review the proxy voting policy of the Manager to ensure that the Manager seeks the best interests of the Account in voting proxies for the Account, as described above. Additionally, the Account recognizes that in certain circumstances, the Manager may wish to abstain from a proxy vote based on a cost benefit analysis that casting a vote would not be in the overall best interests of the Account. In cases where the operational or other costs involved in voting a proxy outweigh potential benefits, the Manager could abstain from voting. In particular, the Account recognizes the following circumstances where voting might not be in the best interests of the Account:

•	Voting a proxy for securities held in a passively managed index fund;

•	Voting a proxy for certain foreign securities with “block out” or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and

•	Voting a proxy for securities that have been loaned by the Account and would have to be recalled in order to submit a proxy vote.

RECORDKEEPING
Rule 30b1-4 under the Investment Company Act of 1940 requires each Account to file its complete proxy voting record on an annual basis (for each fiscal year ending June 30) on Form N-PX no later than August 31 of each year. Separate Account (B) has complied with Rule 30b1-4. For a free copy of Separate Account (B)’s Form N-PX filings, please call or write us at:
Continental Assurance Company
Attn: Pension Client Services — 42nd Floor
333 South Wabash Avenue
Chicago, Illinois 60604
Telephone: (800) 351-3001
Website: www.cna.com/sab/
Internet e-mail: sab@cna.com
In addition, the SEC maintains a website (www.sec.gov) that contains Separate Account (B)’s Form N-PX filings. Links to the SEC’s website is also available through Separate Account (B)’s website (see above).

EXHIBIT A
CONTINENTAL ASSURANCE COMPANY (“MANAGER”)
POLICY AND PROCEDURE MANUAL
ADMINISTRATION
     VOTING CLIENT AND FUND PROXIES

PRIMARY RESPONSIBILITY	Portfolio Manager for Client Accounts

SECONDARY RESPONSIBILITY	Area Head for Investments and Corporate Treasury

OVERSIGHT RESPONSIBILITY	Legal Department

BUSINESS AREA	Investments and Corporate Treasury

ISSUE DATE	October 31, 2003

REVISION DATE
POLICY:
ALL PROXIES FOR CLIENT SECURITIES FOR WHICH CONTINENTAL ASSURANCE COMPANY (“MANAGER”) HAS BEEN GRANTED AUTHORITY TO VOTE SHALL BE VOTED IN A MANNER CONSIDERED TO BE IN THE BEST INTERESTS OF MANAGER’S CLIENTS, INCLUDING THE FUNDS(1) AND THEIR SHAREHOLDERS WITHOUT REGARD TO ANY BENEFIT TO MANAGER OR ITS AFFILIATES. MANAGER SHALL EXAMINE EACH PROPOSAL AND VOTE AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, APPROVAL OR ADOPTION OF THE PROPOSAL WOULD BE EXPECTED TO IMPACT ADVERSELY THE CURRENT OR POTENTIAL MARKET VALUE OF THE ISSUER’S SECURITIES. IN ADDITION, MANAGER SHALL EXAMINE EACH PROPOSAL AND VOTE THE SECURITIES HELD ON BEHALF OF A CLIENT AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, THE PROPOSAL WOULD BE EXPECTED TO AFFECT ADVERSELY THE BEST INTEREST OF THE CLIENT. REFERENCES TO THE BEST INTEREST OF A CLIENT REFER TO THE INTEREST OF THE CLIENT IN TERMS OF THE POTENTIAL ECONOMIC RETURN ON THE CLIENT’S INVESTMENT. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, MANAGER SHALL VOTE AS THE CLIENT INSTRUCTS.
MANAGER ADDRESSES POTENTIAL MATERIAL CONFLICTS OF INTEREST BY HAVING A PREDETERMINED VOTING POLICY. FOR THOSE PROPOSALS THAT REQUIRE SPECIAL CONSIDERATION OR IN INSTANCES WHERE SPECIAL CIRCUMSTANCES MAY REQUIRE VARYING FROM THE PREDETERMINED POLICY, THE PROXY COMMITTEE WILL DETERMINE THE VOTE IN THE BEST INTEREST OF MANAGER’S CLIENTS, WITHOUT CONSIDERATION OF ANY BENEFIT TO MANAGER, ITS AFFILIATES OR ITS OTHER CLIENTS.
OVERVIEW:
Manager’s policy is based upon its fiduciary obligation to act in its clients’ best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

(1)	A Fund is a registered investment company or series of a registered investment company managed or advised by Manager.

PROCEDURES:
I. ACCOUNT POLICIES
Except as otherwise directed by the client, Manager shall vote proxies on securities held in a Fund.
II. PROXY COMMITTEE
Manager shall establish a Proxy Committee, which shall be composed of the Area Head for Investments and Corporate Treasury, the portfolio manager for client accounts and the Law Department representative responsible for investment company compliance.
Its functions shall include, in part,
     (a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III (A) and (B) below or which proposals require special consideration under III (C) below,
     (b) annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,
     (c) annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and
     (d) development and modification of Voting Procedures as it deems appropriate or necessary.
In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, Manager shall vote as the client instructs.
In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Manager, any of its affiliates, any of its or its affiliates’ clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.
The Proxy Committee shall determine the outcome of a particular vote based on the vote of a majority of its members. Two members shall constitute a quorum for any vote. Votes may be taken in person, by written consent, by facsimile or by telephone. Votes of the Proxy Committee shall be recorded and provided to the client at least annually. No member may vote on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer to whom a proposal relates, e.g., is a portfolio manager for an account of the issuer.
III. VOTING GUIDELINES
In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders’ power over any company actions are rejected. Individual merger and corporate restructuring proposals are reviewed on a case-by-case basis.

A. PROPOSALS USUALLY VOTED FOR
Manager will vote in favor of the following proposals, unless otherwise directed by the Proxy Committee:
     1. AUDITORS. Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent if the audit fees billed by the auditor to the investee company and its affiliates is at least 25% of its total fees for all services provided to the investee company and its affiliates.
     2. DIRECTORS. Proposals for the election of Directors or an increase or decrease in the number of Directors provided a majority of directors would be independent. However, Manager will vote against proposals that give management the ability to alter the size of the board without shareholder approval.
     3. COMPENSATION. Proposals for specific compensation for employees/directors if provisions are consistent with standard business practices, such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans. Manager requires management to provide substantial justification for the repricing of options.
     4. DEBT LIMITS. Proposals for an increase in debt limit, unless proposed specifically as an anti-takeover action.
     5. INDEMNIFICATION. Proposals to approve indemnification of the Board of Directors through self-insurance plans or purchase of insurance. It is not the intent to eliminate Director Responsibility for negligence and or breaches of fiduciary duty.
     6. MEETING. Proposals to approve the minutes of a prior meeting; proposals to change the date or location of the annual meeting.
     7. NAME OF COMPANY. Proposals to approve a change in the company name.
     8. PRINCIPAL OFFICE. Proposals to change the location of the company’s principal place of business provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.
     9. REPORT AND ACCOUNTS. Proposals to approve the annual reports and accounts provided the certifications required by Sarbanes Oxley Act 2002 have been provided.
     10. PAR VALUE. Proposals to change the par value of the stock.
     11. SHARES. Proposals for the elimination of authorized but un-issued shares or retirement of those shares purchased for a sinking fund or treasury stock; proposals to increase the authorized shares for stock dividends, stock splits or general issuance, unless proposed as an anti-takeover action.
     12. SHARE REPURCHASE PROGRAMS. Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.
     13. INDEPENDENT COMMITTEES. Proposals that request that the board audit, compensation and/or nominating committees include independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a financial expert within the definition set forth in rules of the SEC.
     14. EQUAL OPPORTUNITY EMPLOYMENT. Proposals that endorse the recruitment, development, and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

B. PROPOSALS USUALLY VOTED AGAINST
Manager will vote against the following proposals, unless otherwise determined by the Proxy Committee.
     1. SUPER MAJORITY VOTING. Proposals to require a majority vote larger than 51% of outstanding shares to approve any proxy proposal. Such proposals are largely intended to support management positions prior to the occurrence of a particular event.
     2. CUMULATIVE VOTING. Proposals, which allow more than one vote per share in the election of directors. Directors should represent all shareholders equally as opposed to group influences.
     3. PREFERRED STOCK, WARRANTS, RIGHTS, POISON PILLS. Proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint.
     4. RECLASSIFICATION OF COMMON STOCK. Proposals to change voting rights by type of Common stock or for long term holders versus new holders.
     5. WRITTEN CONSENT. Proposals to eliminate the right of shareholders to act by written consent without a meeting.
C. ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A OR B ABOVE.
A portfolio manager or other party involved with a client’s or Fund’s account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) or (B) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s (or entity’s) relationship with the party proposing the matter to shareholders.
The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, Manager shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.
D. PROPOSALS REQUIRING SPECIAL CONSIDERATION
The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determine to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, Manager shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.
     1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.
     2. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted as specified by the client.
     3. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.
     4. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified under III (A) and (B), e.g., election of directors, selection of accountants.
     5. MERGERS/ACQUISITIONS. Proposals where a hostile merger/acquisition is apparent or where Manager represents ownership in more than one of the companies involved in a potential merger/acquisition. Proposals for potential mergers/acquisitions, which do not appear to be hostile, shall be voted based on previously stated Guidelines.
     6. SHAREHOLDER PROPOSALS. Shareholder proposals that are not covered by III (A) and (B) will be reviewed individually.
     7. EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in III (A)(4), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.
     8. ANNUAL EVALUATION OF NEW ISSUES. During the first quarter of each year, the Proxy Committee will consider any new controversial issues that are likely to be on the ballots during the upcoming proxy season. The Proxy Committee will also be notified in the unusual instance when an analyst or portfolio manager feels strongly that the best interests of shareholders would be served by deviating from our standard policy on a specific proposal.
     9. PRE-EMPTIVE RIGHTS. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.
If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s (or entity’s) relationship with the party proposing the matter to shareholders.
IV. TESTING AND MONITORING:
PERTINENT REGULATION/COMPLIANCE:
Manager shall review compliance with this policy at least annually.

Group
Variable
Annuity
Contracts
STATEMENT OF ADDITIONAL INFORMATION
Dated: April 13, 2011
CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

PART C
OTHER INFORMATION
ITEM 29. FINANCIAL STATEMENTS AND EXHIBITS.
(A) FINANCIAL STATEMENTS:

PAGE NUMBERS
IN 2010
ANNUAL REPORT
TO PARTICIPANTS
Financial Statements of Continental Assurance Company Separate Account (B):
Schedule of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Participants’ Equity	9
Notes to Financial Statements	11
Independent Registered Public Accounting Firm’s Report	15

		PAGE NUMBERS
		IN STATEMENT
	PAGE NUMBERS	OF ADDITIONAL
	IN PROSPECTUS	INFORMATION
Financial Information of Continental Assurance Company Separate Account (B)	9
Statutory Basis Financial Statements of Continental Assurance Company:
Independent Auditors’ Report		13
Statements of Admitted Assets, Liabilities, Capital and Surplus		14
Statements of Operations		15
Statements of Changes in Capital and Surplus		16
Statements of Cash Flows		17
Notes to Financial Statements		18
(B) EXHIBITS:
(1) For the resolution of the board of directors of Continental Assurance Company (“CAC”) authorizing the establishment of Separate Account (B) see Exhibit 1(A) of the Registration Statement filed with the Securities and Exchange Commission on 4/30/1999 (Form 485BPOS), which is incorporated herein;
(2) By-Laws of Separate Account (B);
(3) For the custodian agreements and depository contracts under Section 17(f) of the 1940 Act [15 U.S.C. 80a-17(f)] with respect to securities and similar investments of Separate Account (B), including the schedule of remuneration see Exhibit 3 of Registration Statement filed with the Securities and Exchange Commission on 4/30/1997 (Form 485BPOS), which is incorporated herein;
(4) For the Second Restated and Amended Investment Advisory Agreement between Separate Account (B) and Continental Assurance Company dated June 1, 2007 see Exhibit 4 of the Registration Statement filed with the Securities and Exchange Commission on 5/1/2008 (Form 485BPOS), which is incorporated herein;

(5)(A) For the Underwriting Agreement between Separate Account (B) and CNA Investor Services, Inc. dated August 15, 2005 see Exhibit 5(A) of the Registration Statement filed with the Securities and Exchange Commission on 4/27/2007 (Form 485BPOS), which is incorporated herein;
(5)(B) For the First Amendment to the Underwriting Agreement between Separate Account (B) and CNA Investor Services, Inc. dated November 3, 2006 see Exhibit 5(B) of the Registration Statement filed with the Securities and Exchange Commission on 4/27/2007 (Form 485BPOS), which is incorporated herein;
(6) For the form of sample level deduction contract, graded deduction contract and qualified plan contract, see Exhibits 6(A), 6(B) and 6(C), respectively, of the Registration Statement filed with the Securities and Exchange Commission on 4/30/1999 (Form 485BPOS), which is incorporated herein;
(7) For the application forms for 403(B) plan contracts, see Exhibit 7(A) of the Registration Statement filed with the Securities and Exchange Commission on 4/30/1999 (Form 485BPOS), which is incorporated herein;
(8) For the Articles of Incorporation of CAC see Exhibit 8(A) of the Registration Statement filed with the Securities and Exchange Commission on 3/1/1999 (Form 485APOS), which is incorporated herein. For the By-Laws of CAC see Exhibit 8(B) of the Registration Statement filed with the Securities and Exchange Commission on 3/1/1999 (Form 485APOS), which is incorporated herein;
(9) There are no contracts of reinsurance issued in connection with the variable annuity contracts being offered;
(10) There are no formal or informal bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of members of the board of managers or officers of Separate Account (B) in their capacity as such;
(11) For the form of Administrative Services Agreement dated 3/24/1975 between Separate Account (B) and CAC, see Exhibit 5(B) of the Registration Statement filed with the Securities and Exchange Commission on 3/1/1999 (Form 485APOS), which is incorporated herein;
(12) For an opinion of counsel and consent to its use as to the legality of the securities being registered, including whether they will be legally issued and will represent binding obligations of CAC see Exhibit 12 of Registration Statement filed with the Securities and Exchange Commission on 4/30/1997 (Form 485BPOS), which is incorporated herein;
(13)(A) Consent of Independent Registered Public Accounting Firm;
(13)(B) Consent of Independent Auditors;
(14) For the 2010 Annual Report to Participants of Separate Account (B) see Form N-CSR filed with the Securities and Exchange Commission on February 25, 2011, which is incorporated herein;
(15) There are no agreements or understandings made in consideration for providing the initial capital between or among Separate Account (B), CAC, underwriter, adviser, or initial contractowners and written assurances from the Insurance Company or initial contractowners that the purchases were made for investment purposes without present intention of redeeming; and
(16)(A) Code of Ethics for Separate Account (B), and Code of Ethics for CAC (the investment adviser);
(16)(B) Code of Ethics for CNA Investor Services, Inc. (the principal underwriter) see Exhibits 99.17.3, of the Registration Statement filed with the Securities and Exchange Commission on 4/26/2006 (Form 485BPOS), which is incorporated herein.

ITEM 30. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY
The following table sets forth certain information regarding:
(a) each director or officer of CAC who is engaged directly or indirectly in activities relating to Separate Account (B) or the variable annuity contracts offered by Separate Account (B); and
(b) each executive officer of CAC (including CAC’s president, secretary, treasurer and certain vice presidents).

NAME AND
PRINCIPAL		POSITIONS AND OFFICES WITH SEPARATE
BUSINESS ADDRESS	POSITIONS AND OFFICES WITH CAC	ACCOUNT (B)
*Thomas F. Motamed	Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)	None

*George R. Fay	Executive Vice President, Worldwide Property and Casualty Claim	None

*Larry A. Haefner	Executive Vice President and Chief Actuary	None

*Jonathan D. Kantor	Executive Vice President, General Counsel and Secretary	None

*Robert A. Lindemann	Executive Vice President, General Counsel and Secretary	None

*D. Craig Mense	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	None

*Thomas Pontarelli	Executive Vice President and Chief Administration Officer	None

*Timothy J. Szerlong	President, Worldwide Field Operations	None

*Peter W. Wilson	President and Chief Operating Officer, CNA Specialty	None

*Edward J. Lavin	Assistant Vice President	Chairman and President, Member of Committee and Member of Portfolio Management Committee

*Lawrence J. Boysen	Senior Vice President and Corporate Controller	(Principal Financial and Accounting Officer)

*Thomas C. Scott	Senior Vice President, Life and Group Operations	(Principal Executive Officer)

*Michael P. Coffey	Assistant Vice President and Assistant General Counsel	Chief Compliance Officer

*	The principal business address is 333 South Wabash Avenue, Chicago, Illinois 60604.

ITEM 31. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT.
See “Schedule Y — Information Concerning Activities of Insurer Members of a Holding Company Group” on pages 52 and 53 of the Statement of Additional Information (SAI) for a diagram of all persons controlled by or under common control with the insurance company or registrant. Loews Corporation, CNA Financial Corporation and CNA Surety Corporation each file consolidated financial statements which include all of their respective controlled subsidiaries with the Securities and Exchange Commission. No other company listed other than Continental Assurance Company (as part of this registration statement) files financial statements with the Securities and Exchange Commission.
ITEM 32. NUMBER OF CONTRACTOWNERS.
As of March 7, 2011, Separate Account (B) had 50 qualified Contractholders.
ITEM 33. INDEMNIFICATION
CNA Financial Corporation (which owns all of the voting securities of The Continental Corporation, which, in turn, owns all of the voting securities of Continental Casualty Company (CCC) which, in turn, owns all of the voting securities of CAC) provides indemnification to the Committee members of Separate Account (B) under certain circumstances. CNA Financial Corporation also purchased directors’ and officers’ liability coverage (D&O Coverage) for its directors and officers, as well as the Committee members, from five different insurers. The total amount of D&O Coverage purchased for the Committee members is $60,000,000 per claim/aggregate ($15,000,000 limit from ACE American Insurance Company; $15,000,000 limit from U.S. Specialty Insurance Company; $10,000,000 limit from Scottsdale Indemnity Company; $10,000,000 limit from Zurich American Insurance Company; and $10,000,000 limit from Liberty Mutual Insurance Company). The retention for individual directors and officers is $0.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 34. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
CAC provides investment advisory services to the registrant. CAC is a stock life insurance company which was organized under the Illinois insurance code in 1911. CAC sold the vast majority of its life and group businesses in 2003 and 2004 and is generally no longer soliciting sales in the remaining life and group businesses, including Separate Account (B). Accordingly new purchases of Accumulation Units by Separate Account (B) Participants generally are not being accepted, except where contractually required. CAC has been an investment adviser registered under the Investment Advisers Act of 1940 since 1966. See the information concerning CAC set forth in Parts A and B. No director or officer of CAC is or has been, at any time during the past two years, engaged for his or her own account or as director, officer, employee, partner, or trustee in any other business, profession, vocation, or employment of a substantial nature.

ITEM 35. PRINCIPAL UNDERWRITERS.
CNA Investor Services, Inc., an affiliate of CAC, acts as the principal underwriter for Separate Account (B). CNA Investor Services, Inc. also acts as the principal underwriter for Reassure America Life, formerly known as Valley Forge Life Insurance Company.

NAME AND
PRINCIPAL
BUSINESS	POSITIONS AND OFFICES WITH
ADDRESS*	UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT*
* Carol Kuntz	Chairman of the Board and President	N/A

* Stephanie Rishel	Vice President and Treasurer	N/A

* Robert J. Grob	Assistant Vice President	N/A

* Mary A. Ribikawskis	Assistant Vice President and Secretary	N/A

* David Lehman	Assistant Secretary	N/A

*	The principal business address is 333 South Wabash Avenue, Chicago, Illinois 60604.

	NET UNDERWRITING	COMPENSATION ON
NAME OF PRINCIPAL	DISCOUNTS AND	REDEMPTION OR	BROKERAGE	OTHER
UNDERWRITER	COMMISSIONS	ANNUITIZATION	COMMISSIONS	COMPENSATION
CNA Investor Services, Inc.	None	None	None	$5,000 annually*

*	CAC pays CNA Investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B).
ITEM 36. LOCATION OF ACCOUNTS AND RECORDS.
The books, accounts, and other documents required to be maintained by Section 31 of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Secretary of the Committee at 333 South Wabash Avenue, 23rd Floor, Chicago, Illinois 60604, Attention: Lynne Gugenheim — Secretary of Separate Account (B).

ITEM 37. MANAGEMENT SERVICES.
Other than as set forth under Part B of this Form, the registrant is not a party to any management-related service contract.
ITEM 38. UNDERTAKINGS.
The registrant will undertake to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted.
The registrant will undertake to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.
The registrant will undertake to deliver any Statement of Additional Information and any financial statements promptly upon written or oral request.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this post-effective amendment to its Registration Statement on Form N-3 to be signed on its behalf by the undersigned, in the City of Chicago, and State of Illinois, on the 13th day of April, 2011.

CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

By:	/s/ Edward J. Lavin
Edward J. Lavin, Chairman of Committee

CONTINENTAL ASSURANCE COMPANY
By:	/s/ Thomas F. Motamed
Thomas F. Motamed, Chairman, Chief Executive
Officer and President

Each member of the Committee and each executive officer of Continental Assurance Company Separate Account (B) whose signature appears below and each executive officer and director of Continental Assurance Company whose signature appears below hereby constitutes and appoints Jonathan D. Kantor and Lynne Gugenheim, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all post-effective amendments filed after the date hereof to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.
As required by the Securities Act of 1933, this post-effective amendment has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE
/s/ Edward J. Lavin Edward J. Lavin	Chairman and Member of Committee of Separate Account (B)	April 13, 2011

/s/ Richard T. Fox Richard T. Fox	Member of Committee of Separate Account (B)	April 13, 2011

/s/ Petrine J. Nielsen Petrine J. Nielsen	Member of Committee of Separate Account (B)	April 13, 2011

/s/ Peter J. Wrenn Peter J. Wrenn	Member of Committee of Separate Account (B)	April 13, 2011

SIGNATURE	TITLE	DATE
/s/ Thomas C. Scott Thomas C. Scott	(Principal Executive Officer of Separate Account (B))	April 13, 2011

/s/ Lawrence J. Boysen Lawrence J. Boysen	(Principal Financial and Accounting Officer of Separate Account (B))	April 13, 2011

/s/ Michael P. Coffey Michael P. Coffey	Chief Compliance Officer of Separate Account (B)	April 13, 2011

/s/ Thomas F. Motamed Thomas F. Motamed	Director, Chairman of the Board, Chief Executive Officer and President of Continental Assurance Company (Principal Executive Officer)	April 13, 2011

/s/ George R. Fay George R. Fay	Executive Vice President, Worldwide Property and Casualty Claim of Continental Assurance Company	April 13, 2011

/s/ Larry A. Haefner Larry A. Haefner	Director, Executive Vice President and Chief Actuary of Continental Assurance Company	April 13, 2011

/s/ Jonathan D. Kantor	Director, Executive Vice President, General Counsel and Secretary of Continental Assurance Company	April 13, 2011
Jonathan D. Kantor

/s/ Robert A. Lindemann	President and Chief Operating Officer, CNA Commercial of Continental Assurance Company	April 13, 2011
Robert A. Lindemann

/s/ D. Craig Mense D. Craig Mense	Director, Executive Vice President and Chief Financial Officer of Continental Assurance Company (Principal Financial and Accounting Officer)	April 13, 2011

/s/ Thomas Pontarelli Thomas Pontarelli	Director, Executive Vice President and Chief Administration Officer of Continental Assurance Company	April 13, 2011

/s/ Timothy J. Szerlong Timothy J. Szerlong	President, Worldwide Field Operations of Continental Assurance Company	April 13, 2011

/s/ Peter W. Wilson Peter W. Wilson	President and Chief Operating Officer, CNA Specialty of Continental Assurance Company	April 13, 2011

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

(2)	Bylaws of Separate Account (B)

(13)(A)	Consent of Independent Registered Public Accounting Firm.

(13)(B)	Consent of Independent Auditors.

(16)(A)	Code of Ethics for Separate Account (B), and Code of Ethics for CAC (the investment adviser);